Exhibit 99(a)
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

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In re	:	Chapter 11
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DELPHI CORPORATION, et al.,	:	Case No. 05-44481 (RDD)
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Debtors.	:	(Jointly Administered)
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ORDER UNDER 11 U.S.C. §§ 363, 1113, AND 1114 AND FED. R. BANKR. P.
6004 AND 9019 APPROVING MEMORANDUM OF UNDERSTANDING AMONG
IUE-CWA, DELPHI, AND GENERAL MOTORS CORPORATION INCLUDING MODIFICATION OF IUE-CWA COLLECTIVE
BARGAINING AGREEMENTS AND
RETIREE WELFARE BENEFITS FOR CERTAIN IUE-CWA-REPRESENTED RETIREES
          (“IUE-CWA 1113/1114 SETTLEMENT APPROVAL ORDER”)
          Upon the expedited motion (“IUE-CWA 1113/1114 Settlement Approval Motion” or the “Motion”), dated August 6, 2007, of Delphi Corporation (“Delphi”) and certain of its subsidiaries and affiliates, debtors and debtors-in-possession in the above-captioned cases (collectively, the “Debtors”), for an order under 11 U.S.C. §§ 363, 1113, and 1114 of the Bankruptcy Code and Fed. R. Bankr. P. 6004 and 9019 approving (i) a memorandum of understanding regarding Delphi’s restructuring entered into among the International Union of Electronic, Electrical, Salaried, Machine and Furniture Workers-Communication Workers of America (“IUE-CWA”), Delphi, and General Motors Corporation (“GM”), dated August 5, 2007 (with the attachments thereto, the “IUE-CWA Settlement Agreement” or the “Memorandum of Understanding”), that (a) modifies, extends, or terminates provisions of the existing collective bargaining agreements among Delphi, the IUE-CWA, and its various locals (the “IUE-CWA CBAs”) and (b) provides that Delphi and GM will undertake certain financial obligations to

Delphi’s IUE-CWA-represented employees and retirees to facilitate these modifications, (ii) withdrawal without prejudice of the Debtors’ Motion For Order Under 11 U.S.C. § 1113(c) Authorizing Rejection Of Collective Bargaining Agreements And Under 11 U.S.C. § 1114(g) Authorizing Modification Of Retiree Welfare Benefits, dated March 31, 2006 (the “1113/1114 Motion”) solely as it pertains to the IUE-CWA and approving the parties’ settlement of the 1113/1114 Motion solely as it pertains to the IUE-CWA, and (iii) modification of retiree welfare benefits for certain IUE-CWA-represented retirees of the Debtors, all as more fully set forth in the IUE-CWA 1113/1114 Settlement Approval Motion; and the only remaining conditions to the effectiveness of the IUE-CWA Settlement Agreement pursuant to Section H.1 thereof being ratification of the IUE-CWA Settlement Agreement by IUE-CWA membership and this Court’s entry of an approval order satisfactory in form and substance to the IUE-CWA, GM, and Delphi; and this Court having been advised by counsel to the IUE-CWA, GM, and Delphi that the form and substance of this order is satisfactory to each of the IUE-CWA, GM, and Delphi as required by Section H.1 of the IUE-CWA Settlement Agreement; and this Court having determined that the relief requested in the Motion is in the best interests of the Debtors, their estates, their creditors, and other parties-in-interest; and it appearing that proper and adequate notice of the Motion has been given and that no other or further notice is necessary; and after due deliberation thereon; and good and sufficient cause appearing therefor, it is hereby
     ORDERED, ADJUDGED, AND DECREED THAT:
          1. The Motion is GRANTED.
          2. The Debtors are hereby authorized to enter into the IUE-CWA Settlement Agreement, a copy of which is attached hereto as Exhibit 1, and to implement the terms of such IUE-CWA Settlement Agreement.

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          3. Each of the signatories to the IUE-CWA Settlement Agreement (each such party, a “Signatory,” and collectively, the “Signatories”) is directed to take all actions necessary or appropriate to effectuate the terms of this order and the terms of the IUE-CWA Settlement Agreement, including, without limitation, any and all actions necessary or appropriate to such Signatory’s implementation of and performance under the IUE-CWA Settlement Agreement.
          4. The IUE-CWA Settlement Agreement is binding on the Debtors, GM, and the IUE-CWA subject to its terms and constitutes a valid and binding amendment to the IUE-CWA CBAs with authorized representatives of all individuals who were or are in a bargaining unit represented by the IUE-CWA, as permitted by section 1113 of the Bankruptcy Code and the IUE-CWA CBAs as amended, or otherwise, and the IUE-CWA CBAs, in accordance with the IUE-CWA Settlement Agreement, are binding on the Debtors and the IUE-CWA.
          5. The IUE-CWA Settlement Agreement constitutes a valid and binding amendment to existing retiree health and welfare benefits, as permitted by section 1114 of the Bankruptcy Code, or otherwise.
          6. Notice of the IUE-CWA 1113/1114 Settlement Approval Motion was properly and timely served in accordance with the Amended Eighth Supplemental Order Under 11 U.S.C. §§ 102(1) And 105 And Fed. R. Bankr. P. 2002(m), 9006, 9007, And 9014 Establishing Omnibus Hearing Dates And Certain Notice, Case Management, And Administrative Procedures, entered on October 26, 2006 (Docket No. 5418), the Supplemental Order Under 11 U.S.C. Sections 102(1) And 105 And Fed. R. Bankr. P. 2002(m), 9006, 9007, And 9014 Establishing Omnibus Hearing Dates And Certain Notice, Case Management, And Administrative Procedures, entered on March 17, 2006 (Docket No. 2883), and by service upon (a) the IUE-CWA, 501 Third Street, NW Washington, D.C. 20001-2797, (b) counsel to the IUE-

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CWA, Kennedy Jennik & Murray, P.C., 113 University Place, 7th Floor, New York, New York 10003, and (c) the active Delphi hourly employees and hourly retirees who are represented by the IUE-CWA at their individual addresses, pursuant to an informational form of notice, a copy of which was attached to the IUE-CWA 1113/1114 Settlement Approval Motion as Exhibit 1.
          7. The Debtors are authorized to withdraw, without prejudice, their 1113/1114 Motion solely as it pertains to the IUE-CWA. The 1113/1114 Motion is settled solely as it pertains to the IUE-CWA.
          8. Subject to Section H.2.e of the IUE-CWA Settlement Agreement, the IUE-CWA shall receive an allowed general unsecured prepetition claim against Delphi in the amount of $126 million in complete settlement of all asserted and unasserted IUE-CWA claims, including, but not limited, to IUE-CWA/Delphi Joint Activities Center (the “JAC”) asserted and unasserted claims (the “Allowed Claim”). The proceeds realized by the IUE-CWA and/or the VEBA Trust (as defined below) from a $26 million dollar portion of the Allowed Claim, shall be paid directly to a voluntary employees’ beneficiary association trust (“VEBA Trust”) to be established and sponsored by the IUE-CWA to provide supplemental retiree health insurance to certain eligible Delphi employees and their dependents; the proceeds realized by the IUE-CWA and/or the VEBA Trust from a $90 million dollar portion of the Allowed Claim, shall be paid directly to a VEBA Trust to be established and sponsored by the IUE-CWA for the purpose of funding employee benefits for active and retired employees and their dependents; and the proceeds realized by the IUE-CWA and/or a VEBA Trust from a $10 million dollar portion of the Allowed Claim, shall be paid directly to the successor to the JAC1 entity which shall be established and administered by the IUE-CWA.

[1]	Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Memorandum of Understanding.

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          9. Debtors, GM, and Delphi will cause the IUE-GM National Joint Skill Development and Training Committee to quitclaim any rights to the JAC Building to the IUE-CWA International or to an agreed upon not-for-profit entity and the IUE-CWA and Delphi shall cause the IUE-CWA-Delphi Joint Activities Center to agree to and assist with this transfer.
          10. As a condition precedent to the effectiveness of certain obligations of the parties pursuant to Section H.2 of the IUE-CWA Settlement Agreement and as provided in Section H.3 of the IUE-CWA Settlement Agreement, any Debtors’ plan of reorganization (the “Delphi Reorganization Plan”) that is consistent with the IUE-CWA Settlement Agreement and any confirmation order entered into with respect to such plan shall include the following provisions:
(a)	On the effective date of the Delphi Reorganization Plan, the IUE-CWA, all employees and former employees of Delphi represented or formerly represented by the IUE-CWA, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, shall waive and release and be deemed to have waived and released any and all claims of any nature, whether liquidated or unliquidated, contingent or non-contingent, asserted or unasserted, existing and/or arising in the future against Delphi, its subsidiaries, or affiliates, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, its subsidiaries or affiliates, the GM HRP, the GM Health Care Program for Hourly Employees, and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising directly or indirectly from or in any way related to any obligations under the IUE-CWA CBAs and the collective bargaining agreements between GM and the IUE-CWA related to such employees and the IUE-CWA-GM-Delphi Memorandum of Understanding regarding pension and other matters concerning the employment of GM employees with Delphi Automotive Systems related to such employees (provided, however, that claims for benefits provided for or explicitly not waived under the provisions of the IUE-CWA Settlement Agreement (including, but not limited to, workers’ compensation benefits against Delphi, its subsidiaries, or affiliates that are

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otherwise assertable under applicable law) are not waived).
(b)	A plan exculpation and release provision (which provision shall be at least as comprehensive as the plan exculpation and release provision under the Delphi Reorganization Plan) for the IUE-CWA released parties (which shall include the IUE-CWA and each of their current or former members, officers, committee members, employees, advisors, attorneys, accountants, investment bankers, consultants, agents and other representatives) with respect to any liability such person or entity may have in connection with or related to the Delphi bankruptcy cases, the formulation, preparation, negotiation, dissemination, implementation, administration, confirmation, or consummation of any of the Delphi Reorganization Plan, the disclosure statement concerning the plan, the IUE-CWA Settlement Agreement, or the Agreements on Attachment E thereto, or any contract, employee benefit plan, instrument, release, or other agreement or document created, modified, amended, or entered into in connection with either the Delphi Reorganization Plan or any agreement between the IUE-CWA or Delphi, or any other act taken or omitted to be taken consistent with the IUE-CWA Settlement Agreement in connection with the Delphi bankruptcy.

(c)	The IUE-CWA Settlement Agreement and the agreements referenced in Attachment E thereof shall be assumed under 11 U.S.C. § 365.
          11. Effective upon allowance of the general unsecured prepetition claim in Paragraph 8 above of this order, all claims referenced in the IUE-CWA Settlement Agreement (other than any claims of GM against any of the Debtors), including those claims listed on Exhibit 2, a copy of which is attached hereto, are hereby deemed waived and withdrawn with prejudice.
          12. Nothing contained in the IUE-CWA Settlement Agreement shall constitute an assumption of any agreement described therein, including, without limitation, any IUE-CWA CBA (except as provided for in Section H.3 of the IUE-CWA Settlement Agreement) or any commercial agreement between GM and Delphi, nor shall anything therein be deemed to create an administrative or priority claim with respect to GM or convert a prepetition claim into a

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postpetition claim or an administrative expense with respect to any party. The IUE-CWA Settlement Agreement is without prejudice to any party-in-interest (including the parties to the IUE-CWA Settlement Agreement and the Debtors’ statutory committees) in all other aspects of Delphi’s chapter 11 cases and each party to the IUE-CWA Settlement Agreement shall reserve all rights not expressly waived therein. Further, nothing in the Motion, the IUE-CWA Settlement Agreement, this Court’s approval of such agreement, the performance of any obligation thereunder, or any other document shall prejudice any right or remedy of any Debtor against any other Debtor with respect to the allocation of Delphi’s obligations under the IUE-CWA Settlement Agreement or claims asserted against, or payments by, Delphi thereunder, all of which rights are expressly preserved.
          13. This Court shall retain jurisdiction to hear and determine all matters arising from the implementation and performance of this order and the IUE-CWA Settlement Agreement, and over each of the Signatories in connection therewith, through the effective date of a plan of reorganization proposed by the Debtors and confirmed by this Court (and thereafter to the extent provided for in such reorganization plan); provided, however, that the Court’s jurisdiction shall not extend to any bilateral agreements of the IUE-CWA and GM.
          14. Notwithstanding Rule 6004(g) of the Federal Rules of Bankruptcy Procedure or any other Bankruptcy Rule, (a) this order shall take effect immediately upon its entry, (b) upon entry of this order, the Debtors are authorized to take any and all necessary actions to implement the terms of the IUE-CWA Settlement Agreement, including executing any amendments to existing collective bargaining agreements consistent in all material respects with the IUE-CWA Settlement Agreement, and (c) the IUE-CWA Settlement Agreement shall

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become effective upon entry of this order and, to the extent required, satisfaction of the conditions set forth in the IUE-CWA Settlement Agreement.
          15. The requirement under Rule 9013-1(b) of the Local Bankruptcy Rules for the United States Bankruptcy Court for the Southern District of New York for the service and filing of a separate memorandum of law is deemed satisfied by the Motion.
Dated: New York, New York
           August 16, 2007

/s/ Robert D. Drain
UNITED STATES BANKRUPTCY JUDGE

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Exhibit 1
IUE-CWA Settlement Agreement

Exhibit 2

IUE-DELPHI-GM
MEMORANDUM OF UNDERSTANDING
DELPHI RESTRUCTURING
AUGUST 5, 2007
INTRODUCTION
The International Union, IUE-CWA and its Local Unions representing Delphi facilities (collectively the “IUE-CWA”), Delphi Corporation and General Motors Corporation (“the Parties”) have discussed the challenges impacting Delphi and its IUE-CWA represented operations. As GM’s largest supplier and the employer of thousands of IUE-CWA represented employees, indirectly supporting thousands of dependents, retirees and surviving spouses, the Parties have a critical interest in Delphi’s successful emergence from bankruptcy with certain IUE-CWA represented operations. The Parties acknowledge that restructuring actions are necessary and commit to take specific actions to protect the needs of the Parties and their constituencies, continuing progress already made toward transforming Delphi’s labor cost structure and ongoing business operations.
The IUE-CWA has already agreed to an attrition program pursuant to which thousands of employees at traditional Big Three wages and benefits took Buy Outs or retired. The Parties have also agreed to the “Term Sheet — Delphi Pension Freeze and Cessation of OPEB, and GM Consensual Triggering of Benefit Guarantee” (attached as Attachment B, hereinafter the “Term Sheet”), facilitating the freeze of Delphi’s pension plan and the assumption of significant OPEB liabilities by GM, thereby reducing Delphi’s ongoing benefit costs and liabilities.
In addition to the above, to enable continued transformation to more competitive wage and benefit levels, to address capacity, divestiture, work rules and staffing level issues, and to better position Delphi to retain existing business and attract new business, the Parties agree as follows on a two-party or three-party basis, as applicable, (the “Agreement”) subject to ratification by the membership.
A.	DURATION
1.	This Agreement will continue until 11:59 p.m. on October 12, 2011.

2.	The 2003-2007 IUE-CWA — Delphi National Agreement, and including without limitation the supplemental agreements attached as exhibits thereto (the “National Agreement”), are hereby extended, as modified herein, until 11:59 p.m. on October 12, 2011.

3.	Except as modified by this Agreement, and as may be mutually modified by the Parties pursuant to Section D below, Delphi and the IUE-CWA agree that the current Local Agreements (the “Local Agreements”) shall remain in effect until the earlier of 11:59 p.m. on October 12, 2011, or the first day of the month following the month when Delphi operations at a facility cease, whereupon the Local Agreements applicable to that plant will terminate unless extended by mutual agreement between the parties. All living agreement provisions in the current Local Agreements permitting midterm modifications or termination following written notice or otherwise will be eliminated.

4.	The agreements comprising the IUE-CWA Delphi collective bargaining agreements, national and local, following the date of this Agreement are set forth in the matrix of modified and eliminated provisions in Attachment E hereto.
B.	SITE PLAN
The IUE-CWA, GM and Delphi agree to implement the site plans as outlined below and described in detail in Attachment A.
1.	Sites to remain owned and operated by Delphi (“Keep Sites”):
Brookhaven
Clinton
Warren
2.	Site to be held for divestiture as ongoing businesses by Delphi (“Sell Site”):
Gadsden (see Attachment A)
3.	Footprint Site
Kettering (see Attachment A)
4.	Sites to be wound down by Delphi in accordance with Delphi’s restructuring plan and timing (“Wind Down Sites”):
Moraine
Anaheim

C.	WORKFORCE TRANSITION
1.	Special Employee Placement Opportunities (SEPO) at General Motors

The Parties agree that active IUE-CWA Delphi employees (except employees at Gadsden) with unbroken seniority as of the Effective Date of this Memorandum of Understanding who were actively employed by Delphi (including employees on leave of absence or temporary layoff) prior to October 18, 1999, and who were not temporary employees on or after that date, will be given an opportunity as set forth in Attachment G to make application to be considered for employment at General Motors UAW-represented sites based upon their longest unbroken seniority date at Delphi. Eligible employees will be considered after all GM collectively bargained contractual obligations have been satisfied. Eligible applicants will then be considered for employment with General Motors based upon their current seniority date from an integrated list of eligible IUE-CWA employees, eligible UAW-ACCI employees and eligible UAW-Guide employees and hired in a ratio that is on a one-for-one basis with a GM “new hire” applicant. Within ten days of the Effective Date GM will communicate the administrative guidelines (e.g. application process, documentation) associated with the implementation of this provision. Benefit plan, fringe benefit and seniority treatment will be in accordance with Attachment G.

2.	Delphi to Delphi Transfers

The IUE-CWA and Delphi agree that Delphi employees (excluding employees at Gadsden and temporary employees) represented by the IUE-CWA with seniority as of the Effective Date, defined in Section H below, will have rights to other Delphi plants outside their Area Hire area prior to permanent new hires and will be eligible for relocation allowance in accordance with Paragraph (60a) of the National Agreement. The parties will develop procedures to implement Delphi-to-Delphi transfers.

3.	Transformation Program Options

Delphi and the IUE-CWA agree on the following Transformation Program options which will be offered at all Delphi IUE-CWA represented sites, except Gadsden, to employees who are (i) active (excluding current pre-retirement program participants), (ii) on leave of absence, (iii) on temporary layoff with unbroken seniority, or (iv) are indefinitely laid off from Moraine or Kettering on or after August 1, 2007. Moraine and Kettering employees indefinitely laid off on or after August 1, 2007 will receive additional options as provided in

Attachment A (“the Moraine Options”). Moraine and Kettering employees who elect Option 2 of the Moraine Options are not eligible for the Buy Down Payments option provided below. The Retirement Incentives and Buy Out are subject to the terms of Attachment C, and are generally described below. No transformation options will be afforded to any Delphi employee hired on or after October 8, 2005 or who was a temporary employee on or after that date
a.	Retirement Incentives -Employees Participating in the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”)

Delphi, the IUE-CWA, and GM as applicable, agree to the following Special Attrition Program for such Delphi employees who are participants in the “Delphi HRP”. Retirement options will be provided for eligible Delphi employees to be effective no later than October 1, 2007 as described in Attachment C and summarized below:
1)	$35,000 for normal or early voluntary retirements

2)	50 & 10 Mutually Satisfactory Retirement (MSR)

3)	Pre-retirement program covering employees with at least 26 years of credited service but less than 30 years as of October 1, 2007, to be effective when the employee’s services are no longer required but no later than October 1, 2007

4)	These retiring employees will be considered to have transitioned to GM for purposes of retirement (“Check the Box”) and be treated consistent with the Check the Box retirements under the 2006 IUE-CWA-Delphi-GM Special Attrition Program.

5)	Participation is conditioned on release of claims
b.	Buy Out — Eligible Employees (Delphi HRP Participants Hired Prior to October 8, 2005)
1)	The amount of the Buy Out Payments shall be as follows, subject to release of claims:
i.	Eligible employees with 10 or more years of seniority or credited service, whichever is greater, will be eligible for a Buy Out payment of $140,000.

ii.	Eligible employees with 3 years of seniority or credited service, whichever is greater, but less than 10 years will be eligible for a Buy Out payment of $70,000.

iii.	Eligible employees with less than 3 years of seniority or credited service, whichever is greater, will be eligible for a Buy Out payment equal to $1,500 for each month of his/her combined service with Delphi, not to exceed $40,000.
2)	Buy Outs will be effective when the employee’s services are no longer required, but in any event no later than October 1, 2007. Employees will sever all ties with GM and Delphi except for any vested pension benefits (as such no pension supplements are payable).

3)	As necessary, employees who have accepted a Buy Out may be rehired as temporary employees to satisfy any operating needs. Any employee rehired as a temporary employee will not be eligible for any coverage or benefits under the Term Sheet. Further, any employee rehired as a temporary employee shall receive the starting wage rate applicable for a new temporary employee. Such temporary employees will not be eligible for any future attrition or Severance Payments.
c.	Buy Down
1)	Effective October 1, 2007 all eligible production and skilled trades employees, except at the Gadsden plant, , other than pre-retirement program participants and Moraine and Kettering employees electing Option 2 of the Moraine Options, will be bought down to the wage and benefit levels provided in Attachment A, and will be covered by all other modifications set forth in this Agreement. Moraine and Kettering employees who elect Option 3 will only be eligible for a reduced Buy Down payment in accordance with the Moraine Options.

2)	Buy Down payments will be made to such eligible production employees and will not exceed $105,000.
a)	Production employees on active status (including Protected Status, but excluding pre-retirement program participants), and on temporary layoff as of October 1, 2007 will be eligible for the Buy Down payments as described in (b) below.

b)	The Buy Down payments for production employees will be made on the basis of the employee’s current base wage as described in Attachment F (for Kettering, see details in Attachment A). The payments will be paid out in three (3) equal installments less applicable withholding, in the first pay ending after October 1, 2007, October 1, 2008, and October 1, 2009 provided the employee is on active status, receiving holiday pay, paid vacation, jury duty pay, bereavement pay, military leave, or temporary layoff status on each of those three (3) dates. The October 1, 2008 and October 1, 2009 payments will be prorated based on the number of pay periods worked. Treatment of employees on disability or Workers’ Compensation leave is in accordance with (d) and (e), below.

c)	Production and skilled trades employees who are on a leave of absence other than Sickness and Accident (S&A), Extended Disability (EDB), and Workers Compensation on October 1, 2007 will be eligible for the first payment, less applicable withholding, at the time they return to work if they return to work prior to October 1, 2008. The two (2) subsequent payments will be pro-rated based on the number of pay periods worked during the year immediately prior to the October 1st date. Additionally, the two (2) subsequent payments also will be adjusted by time spent on disability during the year immediately prior to the October 1st date, as described in (e), below.

d)	Sickness & Accident (S&A) benefits, Extended Disability Benefits (EDB), health care, life insurance and other applicable benefits will be reduced on October 1, 2007 to modified levels as detailed in this Agreement for production and skilled employees who are on disability or Workers’ Compensation leave on October 1, 2007. Production and skilled trades employees on S&A or EDB will be eligible to receive a Buy Down payment on October 1, 2007, unreduced for number of weeks spent on leave prior to that date.

e)	Production and skilled trades employees who are eligible for Buy Down payments and who are on or commence a disability or Worker’s Compensation leave on or after October 1, 2007, will be eligible for the 2nd and 3rd Buy Down payments pro-rated for the time they spent on disability or Worker’s Compensation leave during the year immediately preceding the date of each subsequent Buy Down payment. The pro-rated amount that will be included in the Buy Down payment for the period spent on disability or Workers’ Compensation leave will have the same percentage relationship to the full Buy Down amount as the employee’s applicable Sickness & Accident or Extended Disability

Benefit schedule of benefits has to their base hourly rate for the applicable periods of leave.

f)	Production and skilled trades employees on active status (including Protected Status, but excluding pre-retirement program participants), and employees on temporary layoff as of October 1, 2007 who do not elect an option as described in Attachment C will be bought down to the wage and benefit levels defined in Attachment A, and will be covered by all other modifications set forth in this Agreement.

g)	Production and skilled trades employees who are in a plant that is wound down by October 1, 2007 who do not elect an option under the Special Attrition Program — Transformation (Attachment C), will be bought down to the wage and benefit levels defined in Attachment A, and will be covered by all other modifications set forth in this Agreement and will be placed on layoff effective October 1, 2007. The employees will receive the October 1, 2007 Buy Down payment, less applicable withholding. These laid off employees will not be eligible for any future Buy Down payments, but can collect SUB, as provided in Section F.15 and based on the employee’s wage rate as specified in Attachment A, if otherwise eligible.
3)	The Buy Down payments for skilled trades employees will be as follows:
a)	$75,000 for skilled trades employees at Warren

b)	$80,000 for skilled trades employees at Clinton

c)	$80,000 (first installment only in accordance with Section C.3.c.2)g) for skilled trades employees at Anaheim, and those skilled trades employees at Moraine and Kettering who select Option 3 (see the Moraine Options).
The payments will be paid out in three (3) equal installments, as applicable, less withholding, in the first pay ending after October 1, 2007, October 1, 2008, and October 1, 2009 provided the employee is on active status, receiving holiday pay, paid vacation, jury duty pay, bereavement pay, military leave, or temporary layoff status on each of those three (3) dates. The October 1, 2008 and October 1, 2009 payments will be prorated based on the number of pay periods worked. Treatment of employees on disability or Workers’ Compensation leave is in accordance with C.3.c.2)d) through C.3.c.2)e), above.

4)	No further unpaid portion of the Buy Down payments will be payable to any employee who becomes employed by GM or severs their employment with Delphi.

5)	Employees must sign a Conditions of Participation Release form in order to receive the Buy Down payments..

6)	Employees electing a Buy Down will retain eligibility for OPEB and pension benefit treatment under the Term Sheet without regard to such election.
d.	Special Payment — Gadsden Operations

Delphi and the IUE-CWA agree that all employees at Gadsden as of the Effective Date of this Agreement will be eligible for a special payment in accordance with the chart below, less withholdings. One half of the payment amount will be paid as soon as practicable after the Effective Date of this Agreement. The other half of the payment will be paid after 12 months provided the employee’s seniority remains unbroken, or upon transfer to the new owner, if earlier.

Seniority	Amount
120 days but less than one (1) year	$500.00
One (1) but less than six (6) years	$1,000.00
Six (6) but less than seven (7) years	$2,000.00
Seven (7) but less than eight (8) years	$4,000.00
Eight (8) but less than nine (9) years	$5,000.00
Nine (9) but less than ten (10) years	$7,000.00
Ten years and over	$9,000.00
4.	Severance Payments

Delphi and the IUE-CWA agree that any employee on the active employment rolls as of the Effective Date of this Agreement (except employees at Gadsden) at any “Keep,” “Footprint” or “Wind Down” sites (excluding employees who previously received a Buy Out payment from Delphi and were rehired as temporary employees), who are permanently laid off prior to October 12, 2011, shall be eligible for a lump sum severance payment equal to $1,500 for each month of his/her combined service with Delphi and, in the case of Kettering, the new owner. The maximum amount of severance pay is $40,000, less applicable withholdings. Employees must sign a Conditions of Participation Release Form in order to receive the Severance

Payment. The Parties agree that employees who are separated will sever all ties with GM and Delphi except for any vested pension benefits (as such no pension supplements are payable) or workers’ compensation claims, if any.

Employees who are on roll on the Effective Date of this Agreement who are also eligible for Supplemental Unemployment Benefits (SUB), as provided in Section F.15 will have their choice of SUB or the Severance Payment specified above but will not be paid both.

Employees hired after the Effective Date of this Agreement who have 3 or more years of seniority at the time their services are no longer required but prior to October 12, 2011 may elect a $40,000 severance payment or SUB as specified in Section F.15.

5.	Issues arising over the implementation of Section C.3, Transformation Program Options, and Section C.4, Severance Payments, will be discussed on an expedited basis by the National Parties.
D.	LOCAL NEGOTIATIONS

The IUE-CWA and Delphi agree local negotiations for all Keep and Footprint sites conducted concurrently with the negotiations resulting in this Agreement are final and binding upon ratification of this Agreement. The local parties are encouraged to continue discussions through the term of the Local Agreements aimed at achieving additional mutually agreeable competitive local work practices as set forth in Attachments A and D. At facilities to be sold/transferred, such local negotiations will include the prospective new owner.

E.	PENSION AND OPEB / BENEFIT GUARANTEE

The Parties have agreed to a Term Sheet with respect to the freezing of Delphi’s pension plan, the cessation of Other Post Employment Benefits (OPEB) for Delphi employees and retirees and the consensual triggering of the Benefit Guarantee. That agreement, the Term Sheet, is attached as Attachment B, and is incorporated by reference herein.

F.	NATIONAL AND LOCAL AGREEMENT MODIFICATIONS
1.	Wages and Benefits
a.	Wages

1)	The IUE-CWA and Delphi agree that wages are modified as provided in Attachment A.

2)	General Increases

Effective December 17, 2007 and December 20, 2010, each employee covered by the IUE-CWA — Delphi National Agreement shall receive a 3% wage increase in the employee’s straight time hourly wage rate (exclusive of shift premium, seven-day operations premiums and any other premiums).

3)	Performance Bonus Payments

In 2008 and 2009, a Performance Bonus will be paid to each eligible employee covered by the IUE-CWA — Delphi National Agreement as follows:

Payable During Week
Eligibility Date	Amount	Ending
November 24, 2008	3% of Qualified Earnings	December 21, 2008
November 23, 2009	3% of Qualified Earnings	December 20, 2009
Eligibility requirements and calculation of Qualified Earnings will be in accordance with Paragraphs (65b)(2) through (65b)(4) of the IUE-CWA — Delphi National Agreement, except that COLA and Independence Week Shutdown Pay are no longer applicable.

4)	Cost of Living Allowance (COLA)

As of the Effective Date of this Agreement, COLA will be frozen at its current level for all employees. Effective October 1, 2007, COLA will be eliminated.
b.	Benefits

Effective October 1, 2007 the IUE-CWA and Delphi agree to the following benefit package for all employees (excluding Gadsden) except Level 2 employees who have opted not to receive benefits, and Level 3 employees (who are not eligible for benefits except for 26 weeks of Sickness & Accident benefits over the life of the Agreement).

1)	Vacation Entitlement capped at a max of 160 hours, provided that unused vacation paid in February 2008 shall be paid at the employee’s wage rate prior to the buy down.

2)	Defined Contribution pension of 7%. Employees earning pension credit from the GM hourly rate pension plan pursuant to Attachment B will not be eligible for this payment.

3)	Additional Defined Contribution of 1% in lieu of OPEB. Eligible employees who are entitled to GM OPEB pursuant to Attachment B or the VEBA (described in Section G.2) will not be eligible for this payment.

4)	Life insurance per employee of $30,000

5)	Sickness and Accident Pay
i.	1 year seniority but less than 3 years seniority — 26 weeks.

ii.	3 or more years seniority — 52 weeks.
6) Extended Disability Benefits
i.	1 year seniority but less than 3 years seniority — 13 weeks.

ii.	3 years seniority but less than 5 years seniority —- 26 weeks.

iii.	5 or more years seniority — the same duration as provided in the extended 2003 IUE-Delphi Extended Disability Plan.
7)	Supplemental Unemployment Benefits
o	Less than 1 year — 0 weeks

o	1 year seniority but less than 3 years seniority — 26 weeks

o	3 or more years of seniority — 156 weeks

o	Work related expenses are $15.00
8)	Paid Holidays — No Independence Week Pay or Additional Time Off

9)	Healthcare — National Medical Value Plan (See Following Chart)
o	Out of pocket max “In Network” of $1,000/$2,000

o	Annual Deductible $175/$350

o	Vision (5 years of seniority) and MVP Dental (after 3 years seniority). Employees who are bought down retain current dental and vision coverages for which they are enrolled.

	National Medical Value Plan
Major Cost Sharing	In Network	Out-of-Network
Deductibles
Individual	$175	$350
Family	$350	$700

Co-Insurance
Employee	20%	40%
Plan	80%	60%

Out-of-Pocket Maximum
Individual	$1,000	None
Family	$2,000	None

Prescription Drug
Retail:
Generic	20%	75% of R&C less
Brand		applicable
		copayment

Home Delivery:
Generic	20%	No Benefits Available
Brand
2.	Transfer of Pension Assets and Liabilities — (414)(l)

A transfer of pension assets and liabilities will occur as provided in Attachment B.
3.	Existing JAC/Legal Services

The Parties agree as follows:
a.	As soon as practicable after October 1, 2007, the IUE-CWA-Delphi Legal Services Plan and all Delphi participation in the Joint Activity Center (JAC) will be terminated. Certain joint programs will continue but will be administered solely at the plant level (see Attachment E). The joint programs that will be continued at the local level are the Health & Safety Program, Quality Network Program, Employee Assistance Program, Diversity initiatives as appropriate, and those Joint Skill and Development and Training Programs that support the continuing programs mentioned. Any costs incurred for these matters will be the responsibility of Delphi. All pending IUE-CWA-Delphi Legal Services Plan matters opened prior to the Effective Date of this Agreement will be processed through completion.

b.	Status of the JAC Building

The Parties, as applicable, pursuant to an order of the Bankruptcy Court, will cause the IUE-GM National Joint Skill Development and

Training Committee, which holds the deed to the JAC Building to quitclaim to the IUE-CWA International or to a not-for-profit entity agreed upon by the Parties, any rights to the JAC Building.
4.	Holiday Schedule

Except for the Gadsden and Kettering plants, Delphi and the IUE-CWA agree to adopt the same specified holidays as agreed to by General Motors and the UAW through October 12, 2011 (not including any paid Independence Week days except for the specified Independence Day holiday itself). The local parties at the Gadsden plant will adopt a separate schedule of holidays specifically for that location.

5.	Temporary Employees

The IUE-CWA and Delphi agree that temporary employees may not be used to satisfy need-to-run requirements without the agreement of the Union except during the 90 day period after implementation of the SAP-T program, unless extended by the parties.

6.	Existing Agreements

The IUE-CWA and Delphi agree that the National Agreement dated November 14, 2003 and the supplemental agreements attached as Exhibits thereto, all Local Agreements and all related national and local agreements and understandings (collectively the “Existing Agreements”) are modified or eliminated to conform to the provisions of this Agreement, consistent with Attachment E.

7.	Document 63

The IUE-CWA and Delphi agree that Document 63 is extended for the term of this Agreement for the Keep Sites as defined in Section B.1 of this Agreement. For the Sell, Footprint and Wind Down sites, Document 63 is waived to the extent necessary to implement the site plans as outlined in Sections B.2, B.3 and B.4 of this Agreement and described in detail in Attachment A.

8.	Appendix F

The IUE-CWA and Delphi agree that the terms of the existing Appendix F provisions of the National Agreement will be applicable with the understanding that upon the conclusion of these negotiations, the IUE-CWA and Delphi will identify the proper variable wage and benefit cost elements to be utilized in the Net Present Value Costing Methodology.

9.	GIS

The IUE-CWA and Delphi agree that the Guaranteed Income Stream (GIS) Program (Exhibit E to the National Agreement) will be eliminated.

10.	AOL

The IUE-CWA and Delphi agree that the Corporation-paid subsidy for AOL will be discontinued.

11.	Vacation Entitlement

The maximum annual vacation entitlement for employees shall be 160 hours.

12.	Independence Week Period

National Agreement Paragraphs (101u) (3), (101u) (4), (101u) (5), (101u) (6) will be deleted. For any days on which an employee is not scheduled to work during the Independence Week Period, such employee will have the option of using Vacation Entitlement hours, if available, or be granted an unpaid leave of absence.

13.	Job Security, Lifetime Job and Income Security (LJISA) and Guaranteed Employment Levels

The IUE-CWA and Delphi agree that Appendix D, Documents 4 and 65 of the National Agreement, all related provisions of the National and Local Agreements, and all other agreements related to and including Lifetime Job and Income Security Agreements and guaranteed employment levels are eliminated.

14.	Hiring Requirements

All provisions of the National or Local Agreements, associated, documents, Supplemental Agreements and any related understandings, practices or settlements, written or unwritten, that would impose ongoing or future hiring requirements or obligations will be eliminated, including apprentices under Document 80 of the National Agreement.

15.	Supplemental Unemployment Benefits

IUE-CWA and Delphi agree to the following supplemental unemployment benefits for the life of the Agreement:
•	Less than 1 year — 0 weeks

•	1 year seniority but less than 3 years seniority — 26 weeks

•	3 or more years of seniority — 156 weeks

•	Work related expenses are $15.00
G.	SETTLEMENT OF ALL EMPLOYEE, RETIREE, AND UNION ASSERTED AND UNASSERTED CLAIMS

The Parties agree to the following in partial consideration for the IUE-CWA entering into this Agreement and in consideration for the releases to be provided pursuant to Section H:
1.	Individual settlements pursuant to Transformation Program terms and conditions.

2.	The IUE-CWA will receive an allowed general unsecured pre-petition claim against Delphi in the amount of $126 million in complete settlement of all asserted and unasserted IUE-CWA claims, including but not limited to IUE-CWA/Delphi Joint Activities Center asserted and unasserted claims (“the Allowed Claim”), pursuant to an order of the Bankruptcy Court. The Bankruptcy Court order shall provide that (i) the proceeds realized by the IUE-CWA and/or the VEBA trust, described herein, from a $26 million dollar portion of the Allowed Claim shall be paid directly to a voluntary employees’ beneficiary association (VEBA) trust to be established and sponsored by the IUE-CWA to provide supplemental retiree health insurance to certain eligible Delphi employees and their dependents (ii) the proceeds realized by the IUE-CWA and/or the VEBA trust, described herein, from a $90 million dollar portion of the Allowed Claim shall be paid directly to a VEBA trust to be established and sponsored by the IUE-CWA for the purpose of funding employee benefits for active and retired employees and their dependents and (iii) the proceeds realized by the IUE-CWA and/or a VEBA trust, described herein, from a $10 million dollar portion of the Allowed Claim shall be paid directly to the successor to the JAC entity which shall be established and administered by the IUE-CWA.

3.	The Parties, as applicable, will cause the IUE-GM National Joint Skill Development and Training Committee, which holds the deed to the JAC Building, to quitclaim to the IUE-CWA International or to a not -for-profit entity agreed upon by the Parties, any rights to the JAC Building, pursuant to an order of the Bankruptcy Court.

4.	Excludes waiver of rights to vested pension benefits, workers compensation benefits, unemployment compensation benefits and pursuance of pending ordinary course grievances of employees remaining in the workforce.

5.	All other consideration and concessions provided by GM and Delphi under the terms of this Agreement and all attachments to this Agreement.
The Parties also acknowledge that (i) the consideration provided by GM pursuant to this Agreement and all attachments to this Agreement constitutes a substantial contribution to Delphi’s plan of reorganization, (ii) this contribution is necessary to the success of Delphi’s plan of reorganization, and (iii) GM would not have made this contribution without obtaining the waivers and releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.

The Parties also acknowledge that (i) the consideration provided by IUE-CWA pursuant to this Agreement and all attachments to this Agreement constitutes a substantial contribution to Delphi’s plan or reorganization, (ii) this contribution is necessary to the success of Delphi’s plan of reorganization, and (iii) IUE-CWA would not have made this contribution without obtaining the terms and releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle IUE-CWA to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court.

H.	EFFECTIVE DATES AND BANKRUPTCY PROCEEDINGS
1.	Subject to its terms and conditions, this Agreement is a final, binding and conclusive commitment and agreement that will be effective on the later of entry of an Order by the U.S. Bankruptcy Court approving this Agreement that is satisfactory to the IUE-CWA, GM and Delphi (the “Approval Order”), or the first Monday following receipt by Delphi of written notice of ratification from the IUE-CWA (the “Effective Date”). The ratification process will commence as soon as practical following the date of this Agreement. In connection with Delphi’s prosecution of a motion to obtain entry of the Approval Order in the Bankruptcy Court, (a) Delphi shall use its best efforts to file a motion for approval of this Agreement in form and substance reasonably acceptable to the Parties to be heard not later than the first monthly omnibus hearing at which the motion can be considered under the case management orders entered in the Bankruptcy Court, (b) Delphi shall provide, to the extent reasonably practicable, both the IUE-CWA and GM with copies of, and a reasonable opportunity to comment on, all motions, applications, proposed orders, pleadings and supporting papers prepared by Delphi for filing with the bankruptcy court relating to court approval of this Agreement, and (c) the Parties shall support the approval of this Agreement in the Bankruptcy Court without condition, qualification or exception.

2.	The parties acknowledge that the following provisions of this Agreement will not become effective until all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them and (b) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Agreement and the comprehensive settlement agreement between Delphi and GM:
a.	The Benefit Guarantee Term Sheet (Attachment B)

b.	Delphi pension freeze (Section E and Attachment B)

c.	Cessation of Delphi OPEB (Section E and Attachment B)

d.	414(l) transfer (Section F.2 and Attachment B)

e.	Section G.2
3.	The Parties agree that the order of the Bankruptcy Court approving this Agreement shall provide that any plan of reorganization consistent with this Agreement and any confirmation order entered into with respect to such plan shall include the following provisions:
a)	On the effective date of such plan of reorganization, the IUE-CWA, all employees and former employees of Delphi represented or formerly represented by the IUE-CWA, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and release and be deemed to have waived and released any and all claims of any nature, whether liquidated, unliquidated, contingent, non-contingent, asserted or unasserted, existing and/or arising in the future against Delphi, its subsidiaries or affiliates, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, its subsidiaries or affiliates, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising directly or indirectly from or in any way related to any obligations under the collective bargaining agreements between Delphi and the IUE-CWA and between GM and the IUE-CWA related to such employees and the IUE-CWA-GM-Delphi Memorandum of Understanding regarding pension and other matters concerning the employment of GM employees with Delphi Automotive Systems related to such employees (provided, however, that claims for benefits provided for or explicitly not waived under the provisions of this Agreement (including, but not limited to, workers’ compensation benefits against Delphi, its subsidiaries, or affiliates that are otherwise assertable under applicable law) are not waived).

b)	A plan exculpation and release provision (which provision shall be at least as comprehensive as the plan exculpation and release provision under the plan of reorganization for the debtor) for the IUE-CWA released parties (which shall include the IUE-CWA and each of their current or former members, officers, committee members, employees, advisors, attorneys, accountants, investment bankers, consultants, agents and other representatives) with respect to any liability such person or entity may have in connection with or related to the Delphi bankruptcy cases, the formulation, preparation, negotiation, dissemination, implementation, administration, confirmation or consummation of any of the plan of reorganization, the disclosure statement concerning the plan of reorganization, this Agreement or the Agreements on Attachment E hereto or any contract, employee benefit plan, instrument, release or other agreement or document created, modified, amended or entered into in connection with either the plan of reorganization or any agreement between the IUE-CWA or Delphi, or any other act taken or omitted to be taken consistent with this Agreement in connection with the Delphi bankruptcy.

c)	This Agreement and the agreements referenced in Attachment E shall be assumed under 11 U.S.C. §365.
4.	Nothing contained herein shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the IUE-CWA and Delphi (except as provided for in Section H.3) or any commercial agreement between GM and Delphi, nor shall anything herein be deemed to create an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party. The Parties further agree (and the Bankruptcy Court order shall also provide) that this Agreement is without prejudice to any interested party (including the parties to this Agreement and the statutory committees) in all other aspects of

Delphi’s Chapter 11 cases and that each Party to this Agreement reserves all rights not expressly waived herein.

5.	Unless this Agreement is consummated following all required approvals, nothing herein shall bind any of the Parties nor shall the Agreement be admissible in any judicial or other proceeding on behalf of or against any Party.

6.	The Parties agree that they will cause the IUE-GM National Joint Skill Development and Training Committee to enter into a consent order in the Bankruptcy Court agreeing to the treatment of JAC Building provided for in Section G of this Agreement.

7.	The IUE and Delphi agree that they will cause the IUE-CWA-Delphi Joint Activities Center to enter into a consent order in the Bankruptcy Court agreeing to the treatment of the JAC claim provided for in Section G of this Agreement.

The Parties, by their duly authorized officers and representatives, agree accordingly this 5th day of August 2007.

International Union, IUE-CWA
and its Local Unions	Delphi Corporation	General Motors Corporation

/s/ JAMES D. CLARK	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

/s/ WILLIE THORPE	/s/ STEVEN L. GEBBIA	/s/ PRESTON M. CRABILL

/s/ STEVE LYKINS	/s/ THOMAS SMITH

/s/ MICKEY FORMAN	/s/ JOHN L. DEMARCO

/s/ NICHOLAS J. BORDER	/s/ M. BETH SAX

/s/ STEPHEN E. TRENT	/s/ DARRELL R. KIDD

/s/ ANNA JOHNSON	/s/ D. SCOTT MITCHELL

/s/ KORY BANKS	/s/ MARK CASHDOLLAR

/s/ MCNAIR SMITH, JR.	/s/ BERNARD J. QUICK

/s/ ROBERT W. RADCLIFF	/s/ TERRY MACK

/s/ LARRY PHILLIPS	/s/ ROBERT G. MERKICH

/s/ BRIAN E. GIBSON	/s/ GEOFFREY SVIBERLY

/s/ WILLIE JAMES BELL	/s/ CHARLES RUCKER

/s/ WILLIE R. LOCK	/s/ CURTIS WEEKLEY

/s/ GLENN SWANN	/s/ MINDA S. GLOVER-SIEGFRIED

/s/ TODD VIARS	/s/ CHARLES M. MCWEE

/s/ VIRGINIA L. BAILEY

/s/ ROBERT L. SUTTON

/s/ FRANK MURRAY

International Union, IUE-CWA
and its Local Unions	Delphi Corporation	General Motors Corporation

/s/ BRIAN L. LUTZ

/s/ DAVID HILL

/s/ CRAIG POWERS

/s/ MIKE EHLER

/s/ TODD HOBERT

/s/ MARK PROFITT

/s/ TERRY GRIMES

/s/ ROCHON RUFFIN

/s/ KIM DERRINGER

/s/ PHILIP L. NORROD

/s/ MICHAEL O’DONNELL

/s/ KEVIN D. HARTILL

Attachment A
SITE PLANS
OVERVIEW
•	The following site documents describe GM’s and Delphi’s product program commitments to the Keep, Sell and Footprint Sites. At the Sell Site (Gadsden) and the Footprint Site (Kettering), the Parties understand that the new owners’ involvement and perspective will be needed as part of the process.

•	General Motors will suspend all Sourcing on current products and new products (identified in Attachment A-1) at the Footprint Site as detailed in the following Kettering site document.

•	General Motors will suspend all Sourcing on current products and new products (identified in Attachment A-1) at the Keep Sites for the duration of the IUE-CWA National Agreement (Oct 12, 2011).

•	Program name changes will not alter the commitments made for the Keep and Footprint Sites in this document. In the event a product program identified in Attachment A-1 is cancelled, discussions will be held between General Motors, Delphi and the IUE-CWA to find alternative solutions.

•	General Motors will award new work to the Keep Sites as identified in Attachment A-1, and Delphi will produce the associated products at the Keep Sites.

•	Delphi will suspend all Sourcing relative to the products identified in Attachment A-1, for the duration of the IUE-CWA National Agreement (Oct. 12, 2011) for the vehicle programs associated with these commodities. Delphi will continue to utilize the current significant product manufacturing processes relative to the programs identified in Attachment A-1, except as such processes may need to be modified to be more efficient/competitive or may change due to technological changes.

•	Revenue and jobs as identified in this document (including Attachment A-1) are based on current estimates of program volumes which are subject to change based on future market conditions and GM’s wiring and component sourcing actions and are not financial or volume guarantees.

•	Investment and engineering figures are estimates based on the current understanding of program requirements which are subject to change based on future program revisions, and are not financial or volume guarantees.

WARREN
CURRENT STATE
•	Booked revenue is projected to decline from $647 million in 2007 to $418 million in 2011 (reference Attachment A-1).
GM PRODUCT PROGRAM COMMITMENT
•	GM will commit to new product programs starting in 2010 – 2012, including wiring programs related to the Global Epsilon II (Compact), the GMT 900 extension (through MY 2012), GMT-7XX and the C3XX. These wiring programs support the production of resin blend, connectors, terminals and cable. GM will commit the GMT 900 BEC extension that will support the production of BEC components in Warren. GM is committing these product programs (for specific program details see the charts included in Attachment A-1) with the potential for additional new product programs as they are released.

•	GM continues to reserve the right to globally source selected wiring programs, however guarantees component penetration will be maintained by directing the tier to buy Delphi connection systems.
DELPHI COMMITMENT
•	Upon award (receipt of Purchase Order) of the product programs discussed above, Delphi will immediately commence the required engineering and development activities necessary to maintain GM program timing.

•	Delphi will allocate the work to the Warren facility in time to support GM program timing requirements and the product has not been globally sourced by GM.

•	Engineering and capital investment of approximately $50 million will be made by Delphi at the Warren facility as required to support the above-designated product programs.
IUE/CWA COMMITMENT
•	Negotiate and implement a Competitive Operating Agreement (COA) for all employees.

WARREN
Packard Electrical / Electronic Architecture
Warren Operations
August 5, 2007
Memorandum of Understanding
This Agreement is entered into this 5th day of August, 2007 between Delphi Packard Electrical / Electronic Architecture, Warren Operations and the IUE-CWA Local 717, the Industrial Division of the Communications Workers of America, AFL-CIO, CLC.
Site Plan
The Local Parties have had numerous discussions over the past ten months regarding the Warren Site Plan. As a result, the Keep Products (Plants) for the Warren Operations will be as follows:
•	Plant 7 Rootstown – Compound

•	Plant 10 NRR – Cable Make

•	Plant 11 NRR – Metal Stamping

•	Plant 45 Cortland – Plastic Molding

•	Plant 47 Vienna – Plastic Molding
The revenue and headcount projections associated with the above products will be provided in Attachment A and A-1 of the National MOU.
Wages — Production
The Parties agree to different levels of permanent employment for production workers in the Warren Operations. These different levels will allow the Parties to achieve an all-in (wage, wage related, legally required and benefits) blended rate designed to improve the future viability of the Warren Operations. The Production Levels to be utilized are as follows:
Level 1 Production Legacy
•	All remaining Legacy Production employees will be considered Level 1 employees

•	Level 1 Legacy employees will be paid an hourly rate of $16.50 in addition to benefits negotiated at the National level.

•	Buy-down amounts for these employees will be negotiated between the National Parties.
o	The payment schedule for this buy-down will coincide with the nationally agreed payment schedule for production workers.
Level 2 Production Permanent Non-Legacy
•	The Parties agree to a new level (Level 2) of permanent production employment at the Warren Operations. Level 2 will be populated in seniority order after fulfilling the requirements of Level 3 (see below).

At the time of placement in Level 2, employees will be given the following package:
o	Wage and Benefits: An hourly wage of $11.00 and a benefit package negotiated by the National Parties.
•	Once a Level 3 employee is placed in Level 2 status such an employee will not be reclassified as a Level 3 employee thereafter to satisfy the Level 3 percentage of population requirement.
Level 3 Production Permanent Non-Legacy
•	The Parties agree to a new entry level (Level 3) of production employment. Employees assigned to Level 3 will receive an hourly wage of $10.50 in addition to receiving Holiday Pay, Paid Vacation Entitlement, and Sickness and Accident benefits for 26 weeks over the life of the Agreement. Provisions of Level 3 include:
o	25% of Warren production employees will be assigned to Level 3

o	as attrition is experienced in Level 1 or Level 2, a Level 3 employee will be promoted to Level 2 on a one for one basis in line with seniority as long as the 25% requirement is met.

o	Attrition, as referred to above, is defined as quit, die, retire, or placement into skilled or permanent salaried position.

o	Qualifying employees in Level 3 will be placed into openings in Level 2 on the first Monday of the month following the month eligibility is obtained.

o	upon mutual agreement of the Local Parties the percentage of Level 3 employees may be adjusted in order to attract and secure new business
Wages — Skilled
The Parties agree to two different levels of permanent employment for skilled workers in the Warren Operations. These different levels will allow the Parties to achieve an all-in (wage, wage related, legally required and benefits) blended rate designed to improve the future viability of the Warren Operations. The Levels to be utilized are as follows:
Level 1 Skilled Legacy
•	All remaining skilled Legacy employees will be considered Level 1 employees

•	Level 1 Legacy skilled trades persons will be paid an hourly rate of $26.00 in addition to benefits negotiated at the National level.

•	Buy-down amounts for these employees will be $75,000. The payment schedule for this buy-down will coincide with the nationally agreed payment schedule for production workers.
Level 2 Skilled Non-Legacy
•	The Parties agree to establish a new level (Level 2) of permanent skilled employment at the Warren Operations. Level 2 will be populated as required by newly hired skilled trades persons. Wages and benefits for Level 2 skilled trades will be as follows:

o	Wages: An hourly wage of $20.00 is established for skilled new hires. These employees will receive a $0.50/hour increase every twenty-six weeks until an hourly rate of $22.00 is attained. Increases will be paid in the pay period following an employee’s accumulation of twenty-six pay periods. The Parties agree that time on leave, excluding Workers’ Compensation leave, is not to be counted towards the twenty-six weeks.

o	Benefits: The benefit package for Level 2 Skilled employees will be negotiated by the National Parties.

Level 2 Skilled
•	The Parties agree to establish a new level (Level 2) of permanent skilled employment at the Warren Operations. Level 2 will be populated as required by new hires. Wages and benefits for Level 2 skilled will be as follows:
o	Wages: An average hourly wage of $20.00/hr. is established for skilled new hires. These employees will receive a $0.50/hour increase each six months until an average rate of $22.00 is attained. The Parties agree that time on leave is not to be counted towards the six months.

o	Benefits: The benefit package for Level 2 Skilled employees will be negotiated by the National Parties.
During these negotiations the Parties discussed the ability of employees to opt in or out of benefits. The Parties recognize the frequent changing of benefit eligibility may not be in the best interest of the employee or the company. As a result, after these Negotiations, the Parties will discuss the periodic review of benefit election. Procedures and guidelines will be established within any legal requirements.
Temporary Employment
By mutual agreement of the Local Parties, International Union, and Delphi, Temporary Employees may be utilized in the Warren Operations in accordance with local practice and after jointly reviewing the following items:
o	The Number of Temporary Employees

o	The Duration of the Temporary employment

o	The Assignment for Temporary Employees
The Parties agree that in cases where Temporary Employees are utilized, the rate of pay will be $10.00/hour.
The Parties discussed the utilization of Temporary employees should not be a factor in determining the requirements of meeting the percentages identified in Level 1 and Level 3. As a result, the number of Temporary Employees will not be included in the calculation of the Level 1 or Level 3 percentages.

BROOKHAVEN
CURRENT STATE
•	Booked revenue is projected to decline from $141 million in 2007 to $85 million in 2011.
GM PRODUCT PROGRAM COMMITMENT
•	GM will commit new product programs starting in 2010 – 2012, including wiring programs related to the Global Epsilon II (Compact), GMT-7XX, the C3XX and the GMT 900 wiring extension / GMT 900 BEC extension (through MY 2012). These wiring programs support the production of LSR seals. GM will also commit the C3XX BEC to the site. GM is committing these product programs (for specific program details see the charts included in Attachment A-1) with the potential for additional new product programs as they are released.
DELPHI COMMITMENT
•	Upon award (receipt of Purchase Order) of the product programs discussed above, Delphi will immediately commence the required engineering and development activities necessary to maintain GM program timing.

•	Delphi will allocate the work to the Brookhaven facility in time to support GM program timing requirements and the product has not been globally sourced by GM.

•	Engineering and capital investment of approximately $11 million will be made by Delphi at the Brookhaven facility as required to support the above-designated product programs.
IUE/CWA COMMITMENT
•	Implement the Competitive Operating Agreement (COA) for all employees.

BROOKHAVEN
Packard Electrical / Electronic Architecture
Brookhaven Operations
August 5, 2007
Memorandum of Understanding
This Agreement is entered into this 5th day of August, 2007 between Delphi Packard Electrical / Electronic Architecture, Brookhaven Operations and the IUE-CWA Local 718, the Industrial Division of the Communications Workers of America, AFL-CIO, CLC.
Modified Site Plan
The Local Parties agree to the following product portfolio in Brookhaven
▪	Liquid Silicone Rubber

▪	BEC Molding and Assembly
The revenue and headcount projections associated with the above products will be provided in Attachment A and A-1 of the National MOU.
Wages
The Parties agree to establish different levels of permanent employment for production workers in the Brookhaven Operations. These different levels will allow the Parties to achieve an all-in (wage, wage related, legally required and benefits) blended rate designed to improve the future viability of the Brookhaven Operations. The Levels to be utilized are as follows:
Level 1
•	Level 1 will make up no less than 20% of the production workforce

•	All 57 remaining Legacy employees will be considered Level 1 employees

•	Level 1 will be paid an hourly rate of $16.38/hour with the exception of:
o	Team Leaders will be paid an hourly wage of $16.96/hour

o	The nine Legacy employees currently making more than $16.50/hour will be reduced to $16.50/hour not $16.38/hour. If any of these employees are Team Leaders, they will receive the 16.96/hour
•	Buy-down amounts for these employees will be negotiated between the National Parties
•	If additional Level 1 employees are required to fulfill the 20% requirement, Level 2 employees will be promoted to Level 1 in seniority order

o	Level 2 Wage and Benefit employees promoted to Level 1 will receive an hourly wage of $12.50.

o	Level 2 Wage only employees promoted to Level 1 will receive an hourly wage of $17.50 (includes Holiday Pay and Vacation Entitlement)
•	Level 1 Legacy employees may elect to opt out of Health Care and receive an additional $3.00/hour
Level 2
•	The Parties agree to establish a new level (Level 2) of permanent employment at the Brookhaven Operations. Level 2 will be populated, in seniority order, after fulfilling the requirements of Level 3 (see below). At the time of placement in Level 2, employees will be given a choice of selecting between two packages:
o	Wage and Benefits: An hourly wage of $10.00/hr. and a benefit package negotiated by the National Parties.

o	Wage Only: An hourly wage of $15.00 with Holiday Pay and Vacation Entitlement.
•	If a Team Leader is a Level 2 employee, they will receive $0.50/hour increase over the Level 2 rate
Level 3
•	The Parties agree to establish a new entry level of production employment having an “all-in” rate of approximately $13.23/hour. Employees assigned to Level 3 will receive an hourly wage of $10.00 in addition to receiving Holiday Pay, Vacation Entitlement and 26 weeks of S&A benefits over the life of the Agreement. Provisions of Level 3 include:
o	35% of Brookhaven production employees will be assigned to Level 3

o	as attrition is experienced in Level 1 or Level 2, a Level 3 employee will be promoted to Level 2 on a one for one basis in line with seniority as long as the 35% requirement for Level 3 is met

o	with mutual agreement, the Local Parties have the ability to increase the percentages of Level 3 employees in order to attract and secure new business
•	If a Team Leader is a Level 3 employee, they will receive $0.50/hour increase over the Level 3 rate
The Local Union requested the National Parties discuss during these Negotiations the issue of Sickness and Accident benefits not being paid to employees excluded from coverage by the terms of this agreement (Level 2 — $15.00/hour and Level 3).
During these negotiations the Parties discussed the ability of employees to opt in or out of benefits. The Parties recognize the frequent changing of benefit eligibility may not be in the best interest of the employee or the company. As a result, after these Negotiations, the Parties will discuss the periodic review of benefit election. Procedures and guidelines will be established within any legal requirements.
Temporary Employment
By mutual agreement of the Local Parties, the International Union and Delphi, Temporary Employees may be utilized in the Brookhaven Operations in accordance with local practice and after jointly reviewing the following items:
o	The Number of Temporary Employees

o	The Duration of the Temporary employment

o	The Assignment for Temporary Employees
The Parties agree that in cases where Temporary Employees are utilized, the rate of pay will be $9.95/hour.
The Parties discussed the utilization of Temporary employees should not be a factor in determining the requirements of meeting the percentages identified in Level 1 and Level 3. As a result, the number of Temporary Employees will not be included in the calculation of the Level 1 or Level 3 percentages.

CLINTON
CURRENT STATE
•	Booked revenue is projected to decrease from $204 million in 2007 to $130 million in 2011.
GM PRODUCT PROGRAM COMMITMENT
•	GM will commit to new product programs starting in 2010 – 2012, including wiring programs related to the Global Epsilon II (Compact), the GMT 900 extension (through MY 2012), GMT-7XX and the C3XX. These wiring programs support the production of connectors, terminals and cable. GM is committing these product programs (for specific program details see the charts included in Attachment A-1) with the potential for additional new product programs as they are released.

•	GM continues to reserve the right to globally source selected wiring programs, however guarantees component penetration will be maintained by directing the tier to buy Delphi connection systems.
DELPHI COMMITMENT
•	Upon award (receipt of Purchase Order) of the product programs discussed above, Delphi will immediately commence the required engineering and development activities necessary to maintain GM program timing.

•	Delphi will allocate the work to the Clinton facility in time to support GM program timing requirements and the product has not been globally sourced by GM.

•	Engineering and capital investment of approximately $5 million will be made by Delphi at the Clinton facility as required to support the above-designated product programs.
IUE-CWA COMMITMENT
•	Negotiate and implement a Competitive Operating Agreement (COA) for all employees.

CLINTON
Packard Electrical / Electronic Architecture
Clinton Operations
August 5, 2007
Memorandum of Understanding
This Agreement is entered into this 5th day of August, 2007 between Delphi Packard Electrical / Electronic Architecture, Clinton Operations and the IUE-CWA Local 698, the Industrial Division of the Communications Workers of America, AFL-CIO, CLC.
Modified Site Plan
The Local Parties agree to support the Packard tool optimization plan by consolidating metal stamping and some conventional molding to Warren. As a result the Keep Products (Plants) for the Clinton Operations will be as follows:
•	Premo Molding

•	Conventional Molding

•	Cable Manufacturing
The revenue and headcount projections associated with the above products will be provided in Attachment A and A-1 of the National MOU.
Management estimates it will take approximately 120 days after ratification to implement the tool optimization plan. As a result, the Parties agree the least senior 150 current Temporary Employees will retain their status of temporary employees during the implementation of the tool optimization plan. It is understood that these employees will receive a $10.25/hr wage during this period. If the services of these employees are required after the plan, they will be converted to Level 3 status in line with their seniority.
Wages — Production
The Parties agree to establish different levels of permanent employment for production workers in the Clinton Operations. These different levels will allow the Parties to achieve an all-in (wage, wage related, legally required and benefits) blended rate designed to improve the future viability of the Clinton Operations. The Levels to be utilized are as follows:
Level 1 Production
•	Level 1 will make up no less than 25% of the production workforce

•	All 108 remaining Legacy employees will be considered Level 1 employees

•	Level 1 will be paid an average hourly rate of $16.50/hour
o	The Local Parties will establish the appropriate rates of pay for the classifications taking into consideration the weighted average
•	Buy-down amounts for these employees will be negotiated between the National Parties

•	If additional Level 1 employees are required to fulfill the 25% requirement, Level 2 employees will be promoted to Level 1 in seniority order
o	Level 2 employees promoted to Level 1 will receive an hourly wage of $12.50

o	Level 2 Wage only employees promoted to Level 1 will receive an hourly wage of $17.50 (includes Holiday Pay and Vacation Entitlement)
•	Level 1 Legacy employees may elect to opt out of Health Care and receive an additional $3.00/hour
Level 2 Production
•	The Parties agree to establish a new level (Level 2) of permanent production employment at the Clinton Operations. Level 2 will be populated in seniority order after fulfilling the requirements of Level 3 (see below). At the time of placement in Level 2, employees will be given a choice of selecting between two packages:
o	Wage and Benefits: An hourly wage of $10.50/hr. and a benefit package negotiated by the National Parties.

o	Wage Only: An hourly wage of $15.00 with Holiday Pay, Vacation Entitlement and 26 weeks of Sickness and Accident benefits over the life of the Agreement
Level 3
•	The Parties agree to establish a new entry level of production employment having an “all-in” rate of approximately $13.23/hour. Employees assigned to Level 3 will receive an hourly wage of $10.25 in addition to receiving Holiday Pay, Vacation Entitlement and 26 weeks of Sickness and Accident benefits over the life of the Agreement. Provisions of Level 3 include:
o	35% of Clinton production employees will be assigned to Level 3

o	as attrition is experienced in Level 1 or Level 2, a Level 3 employee will be promoted to Level 2 on a one for one basis in line with seniority as long as the 35% requirement is met

o	with mutual agreement, the Local Parties have the ability to increase the percentages of Level 3 employees in order to attract and secure new business
Wages — Skilled
The Parties agree to establish different levels of permanent employment for skilled workers in the Clinton Operations. These different levels will allow the Parties to achieve an all-in (wage, wage related, legally required and benefits) blended rate designed to improve the future viability of the Clinton Operations. The Levels to be utilized are as follows:

Level 1 Skilled
•	All 53 remaining skilled Legacy employees will be considered Level 1 employees

•	Level 1 will be comprised of classifications with a weighted average of $24.00 an hour
o	The Parties agree to determine the appropriate classifications and wage rates in order to achieve a weighted average of $24.00/hour within 30 days of ratification
•	Buy-down amount of $80,000 will be paid to these employees. The timing of the pay-out will be negotiated by the National Parties.

•	Level 1 employees may elect to opt out of Health Care and receive an additional $3.00/hour
Level 2 Skilled
•	The Parties agree to establish a new level (Level 2) of permanent skilled employment at the Clinton Operations. Level 2 will be populated as required by new hires. Wages and benefits for Level 2 skilled will be as follows:
o	Wages: An average hourly wage of $20.00/hr. is established for skilled new hires. These employees will receive a $0.50/hour increase each six months until an average rate of $22.00 is attained. The Parties agree that time on leave is not to be counted towards the six months.

o	Benefits: The benefit package for Level 2 Skilled employees will be negotiated by the National Parties.
•	Level 2 skilled employees may elect to opt out of Health Care and receive an additional $3.00 per hour.
The Local Union requested the National Parties discuss during these Negotiations the issue of Sickness and Accident benefits not being paid to employees excluded from coverage by the terms of this agreement (Level 2 — $15.00/hour and Level 3).
During these negotiations the Parties discussed the ability of employees to opt in or out of benefits. The Parties recognize the frequent changing of benefit eligibility may not be in the best interest of the employee or the company. As a result, after these Negotiations, the Parties will discuss the periodic review of benefit election. Procedures and guidelines will be established within any legal requirements.
Within ninety days of ratification, the Local Parties will meet to discuss future skilled trade requirements as a result of the Special Attrition Program. During these discussions the feasibility of an apprentice / upgrader program will be evaluated.
Temporary Employment
By mutual agreement of the Local Parties, International Union, and Delphi, Temporary Employees may be utilized in the Clinton Operations in accordance with local practice and after jointly reviewing the following items:
o	The Number of Temporary Employees

o	The Duration of the Temporary employment

o	The Assignment for Temporary Employees
The Parties agree that in cases where Temporary Employees are utilized, the rate of pay will be $9.95/hour.
The Parties discussed the utilization of Temporary employees should not be a factor in determining the requirements of meeting the percentages identified in Level 1 and Level 3. As a result, the number of Temporary Employees will not be included in the calculation of the Level 1 or Level 3 percentages.

GADSDEN
GENERAL
•	Intent of all parties is to complete the divestiture as soon as possible and in any event by end of 2007.

•	Objective is to accomplish a transfer of operations to a new owner as an on-going business.
CURRENT STATE
•	Booked revenue projected to be stable between 2007 and 2011 at an annual level of approximately $62 million (reference Attachment A-1).

•	New work opportunities at Delphi’s Gadsden plant (supplier to the Mercedes assembly plant) include future cockpit programs. This new business represents a continued annual revenue stream of approximately $62 million. Winning this new business will be dependent upon the plant’s ability to satisfy Mercedes’ requirements in the areas of quality, technology and cost.

•	The basis of competition for production of this product is generally dominated by low-cost U.S.-based assemblers/molders. Therefore, it is critical for the future of the plant that the parties work together to address this ongoing competitive challenge.
DELPHI COMMITMENT
•	Support the sale of the business.

•	Agree to sale of assets as appropriate to support sale the business.

•	Support hourly workforce transformation.

•	Support the transition of technical expertise and resources.
IUE-CWA COMMITMENT
•	Waive Document 63 of the National Agreement to the extent necessary to complete the sale/transformation.

•	Implement the competitive agreement to support the plant in winning new business.

GADSDEN
The IUE-CWA and Delphi, with the involvement and concurrence of the prospective buyer, agree to the following wage provisions for all production employees, including employees who are active, on any leave of absence or on temporary layoff in the Gadsden Operations:
1) Production Employees
a.	For employees hired before the effective date of this agreement:

Each Employee’s base wage rate (excluding all premiums, overtime, night shift premium, team leader premium, quality premium, etc.) will be increased by 3% on the following dates:
November 15, 2007
November 15, 2008
November 15, 2009
November 15, 2010
Any employees whose base wage rate is below $9.00 will immediately be raised to $9.00 on the effective date of this agreement.

b.	For employees hired on or after the effective date of this agreement, the following wage scale will apply:

Years of seniority	Wage rate
Start	$9.00
1 but < 2	$9.27
2 but < 3	$9.55
3 but < 4	$9.83
4 but < 5	$10.13
5 but < 6	$10.43
1.2	Employees selected and functioning as Team Leaders will be paid their regular base wage plus an additional $1.00 per hour.

1.3	Employees selected and functioning in a NTBU capacity will be paid their regular base wage plus an additional $.50 per hour.

2)	Outline of Benefits
•	320 Health Care Plan after 7 months of seniority

•	Dental and prescription drug coverage under 320 health plan

•	Defined Contribution Plan – Employer contribution as percentage of base wage rate on all compensated hours
o	4% — 5 years of seniority or less

o	8% — more than 5 years of seniority
•	Employer paid Basic Life Insurance after one month following date of hire – 10 year grow in to full coverage
Disability Benefits – 60% of base pay for up to 52 weeks. Ten year grow in to full coverage

KETTERING
GENERAL
•	The Parties agree to complete the transition to Newco as soon as possible.

•	Objective is to accomplish the transfer of operations to Newco, currently Tenneco, as an on-going business.

•	Objective is to maintain a presence in the Dayton, Ohio area.
CURRENT STATE
•	Booked revenue projected to decline from $235 million in 2007 to $111 million in 2011 (reference Attachment A-1).

•	New work for the plant includes a variety of struts, strut modules and shock absorber programs (reference Attachment A-1 for specific commitments). This new business generates an annual revenue stream of approximately $111 million in 2011. Winning this new business was dependent upon the plant’s ability to satisfy the customer’s requirements in the areas of quality, technology and cost and negotiate a competitive local agreement.
GM COMMITMENT
•	GM will award new product programs to Newco as outlined in Attachment A-1, which includes struts, strut modules and shock absorber programs.

•	Grant Newco a ROLR for next generation replacement programs as they are identified through the GM Product Development Process for the programs described above.

•	The job opportunities described above will provide an initial commitment of approximately 325 jobs at inception with 200 jobs through the life of the Agreement.
DELPHI COMMITMENT
•	Support the transfer of the business.

•	Agree to sale of assets as appropriate for transfer of Kettering.

•	Consider facility lease proposals as appropriate with respect to the transfer process.

•	Support hourly workforce transformation.

•	Support the transition of technical expertise and resources as appropriate.
IUE-CWA COMMITMENT
•	Waive Document 63 of the National Agreement to the extent necessary to complete the sale/transformation.

•	Work with Newco to implement the competitive agreement (wages, benefits and work rules) that will support the plant in winning new business.

KETTERING
The IUE-CWA and Delphi agree to the following wage provisions for all production employees, including employees who are active, on any leave of absence or on temporary layoff (but excluding current pre-retirement program participants), in the Kettering Operations:
1)	Production Employees – Kettering

The IUE-CWA and Delphi agree to the following wage provisions for all production employees, including employees who are active, on any leave of absence or on temporary layoff (but excluding current pre-retirement program participants), in the Kettering Operations:
a)	Effective October 1, 2007 Tier 1 and Tier 2 wages for production employees will be reduced in accordance with the Competitive New Hire (Tier 3) Supplemental Agreement dated September 28, 2002.

b)	It is understood all remaining production employees earning above $10.00/hour will be bought down to an hourly wage of $10.00 effective October 1, 2007

c)	New hire production employees will be hired in accordance with the provisions of the Competitive Hire Plan (Tier 3) of the Supplemental Agreement dated September 28, 2002.

d)	The Parties agree production Temporary Employees currently earning a wage of $9.75/hour and $10.00/hour will continue to be paid in accordance with the MOA “Employees Hired for Temporary Work –Revised” dated September 14, 2006
2)	Skilled Employees – Kettering

Effective October 1, 2007 all skilled trades employees, including employees who are active, on any leave of absence or on temporary layoff (but excluding current pre-retirement program participants), will be bought down to a wage of $21.00/hour.

     Kettering employees will be eligible for Buy Down Payments in accordance with the following schedule
Kettering Attrition Program
Buy Down Table
Production Buy Down to $10/hr

Wage	Buy Down Amount
$23.00 - $23.99	$125,000
$22.00 - $22.99	$125,000
$21.00 - $21.99	$125,000
$20.00 - $20.99	$125,000
$14.00 - $14.99	$ 20,000
$13.00 - $13.99	$ 20,000
$12.00 - $12.99	$ 20,000
$11.00 - $11.99	$ 20,000
$ 8.00 - $ 8.99	0
Skilled Buy Down to $21/hr

Wage	Buy Down Amount

$26.00 — $26.99	$80,000
Production and skilled trades employees at Kettering will be eligible for Options 2 and 3 of the Moraine Options.
•	To participate in any of the above options, the employee will be required to sign a release of claims.

•	Those employee selecting options 2 or 3 will, if otherwise eligible, continue to be afforded pension and OBEB treatment under the MOU and Benefit Guarantee.

•	An employee who chooses Option 2 above may, at any time before December 31, 2010, elect to terminate his/her election and become eligible for the following:
o	The employee will receive a lump sum payment, less withholdings, equal to the projected SUB payments remaining from the date the employee elects to terminate the election until December 31, 2010.

o	As of the date of the payment of the lump sum in lieu of continued SUB payments
▪	The employee’s continued health care benefits will be terminated

▪	The employee will cease to receive credited service under the Delphi HRP as of the date of the lump sum payment
o	The employee’s employment with Delphi will cease and the employee’s seniority will be broken.

o	Receipt of such lump sum payment will be subject to a release of claims
Note: A competitive local agreement was tentatively reached between the IUE-CWA and Tenneco on August 5, 2007. The wage provisions of that agreement will be, per the above, implemented effective October 1, 2007. Other provisions of the agreement will be implemented as agreed to by the IUE-CWA and Tenneco.

MORAINE OPTIONS
Employees at the Moraine facility will be offered the ability to select one of the following three options

Option 1	Option 2	Option 3
-Employees may elect Retirement Incentives (Normal or Early Voluntary, or PRP) or Buy Outs ($140K/$70K) in line with their eligibility. (employment ceases)	-At the time an employee’s services are no longer required they will be laid off at the rate of $22 Production and $25 skilled trades (for the purposes of establishing the rate of SUB)	-At the time an employees services are no longer required Production employees will only receive the first Buy Down payment in line with negotiated Buy Down schedule and be laid off at the rate of $16.50.

	- Employees electing option 2 are not eligible for the Buy Down Payments under Section C of the Agreement	When their services are no longer required, skilled trades employees will receive one buy-down payment in accordance with Section C.3.c.5 of this Agreement.

-For the purposes of establishing the rate for SUB the production rate will be $16.50 and the Skilled rate will be $24.00

	-Employees are eligible for SUB (and UC) under the provisions of the Plan through 12-31-2010	-Employee are eligible for SUB (and UC) under the provisions of the Plan up to 156 weeks

	-Eligible for Health Care (NMVP, Dental and Vision) continuation until 12-31-2010	-Employees receive Health Care (NMVP, Dental and Vision) in accordance with the provisions of the Plan (>10 yrs = 25 mos.)

	-Employees participating in the Delphi HRP will receive credited service according HRP provisions while laid off (up to 1.9 yrs/ credited service)	-Employees receive Life Ins. coverage ($30,000 Basic Life) in accordance with the provisions of the Plan (up to 24 mos.)

	-Employees can be recalled for employment in the Dayton area if services are required.	-Employees can be recalled for employment in the Dayton area if services are required.

	-Refusal to take the job opportunity will result in forfeiture of employment and benefits.	-Refusal to take the job opportunity will result in forfeiture of employment and benefits.

	-Employees employment cease 12-31-2010	-Employees employment cease 12-31-2010
In addition to the aforementioned options the following applies:

•	To participate in any of the above options, the employee will be required to sign a release of claims.

•	Those employee selecting options 2 or 3 will, if otherwise eligible, continue to be afforded pension and OBEB treatment under the MOU and Benefit Guarantee.

•	An employee who chooses Option 2 above may, at any time before December 31, 2010, elect to terminate his/her election and become eligible for the following:
o	The employee will receive a lump sum payment, less withholdings, equal to the projected SUB payments remaining from the date the employee elects to terminate the election until December 31, 2010.

o	As of the date of the payment of the lump sum in lieu of continued SUB payments
•	The employee’s continued health care benefits will be terminated

•	The employee will cease to receive credited service under the Delphi HRP as of the date of the lump sum payment
o	The employee’s employment with Delphi will cease and the employee’s seniority will be broken.

o	Receipt of such lump sum payment will be subject to a release of claims
•	Within 90 days of the date of the agreement the corporate and International parties (GM/Delphi/IUE) agree to explore job opportunities to specifically address employees at the closed Moraine facility. It is the intent of the parties to avoid placing Moraine employees at sites that would prevent employees from receiving employer-provided OPEB.

ANAHEIM AND NEW BRUNSWICK
The IUE-CWA and Delphi agree to the following wage provisions for all production employees, including employees who are active, on any leave of absence or on temporary layoff (but excluding current pre-retirement program participants) in the Anaheim and New Brunswick operations.
1)	Production Employees – Anaheim & New Brunswick

The IUE-CWA and Delphi agree effective October 1, 2007 the wages for all production employees, including employees who are active, on any leave of absence or on temporary layoff (but excluding current pre-retirement program participants), at the Anaheim & New Brunswick Operations will be reduced to $16.50.

2)	Skilled Trades Employees – Anaheim & New Brunswick

Effective October 1, 2007 all skilled trades employees, including employees who are active, on any leave of absence or on temporary layoff (but excluding current pre-retirement program participants), will be bought down to a wage of $24.00.

Attachment A-1
IUE Site Revenue & Headcount Projections
Attached Separately

Attachment B
Term Sheet – Delphi Pension Freeze and Cessation of OPEB, and
GM Consensual Triggering of Benefit Guarantee
1)	This Term Sheet sets forth the agreement of General Motors Corporation (“GM”), Delphi Corporation, or any successor to Delphi as a result of the acquisition of substantially all the stock or assets of Delphi Corporation or a merger of Delphi Corporation, or any plan sponsor of the Delphi Hourly-Rate Employees Pension Plan (“Delphi”), and the International Union of Electronic, Electrical, Salaried, Machine and Furniture Workers-Communications Workers of America and its applicable Local Unions (“IUE-CWA”) regarding the freeze of the 2003 Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”), Delphi’s cessation of post-retirement health care benefits and employer-paid post-retirement life insurance benefits (hereinafter referred to as “OPEB”), and the terms of a consensual triggering and application of the Benefit Guarantee agreement between GM and the IUE-CWA, dated November 13, 1999 and signed November 14, 1999 (“Benefit Guarantee”). For purposes of this Term Sheet, the term “Covered Employee” means those International Union of Electronic, Electrical, Salaried, Machine and Furniture Workers, AFL-CIO represented Delphi employees who had unbroken seniority and were employed by GM under the terms of the 1996 GM-International Union of Electronic, Electrical, Salaried, Machine and Furniture Workers, AFL-CIO National Agreement as of the spin-off of Delphi from GM on May 28, 1999 who were not employed under a competitive wage agreement as of May 28, 1999, i.e., Tier II or Tier III employees, provided however, that IUE-CWA represented employees who were employed as of May 28, 1999 and were initially hired under a competitive wage agreement that provided for them to grow into full parity for all purposes, including but not limited to all benefit participation on the same basis as non-competitive hire employees and the ability to grow into full wage parity, are also Covered Employees, provided further that IUE-CWA represented employees who retired on or before July 1, 2007 and are receiving Delphi paid post-retirement health care benefits under the terms of the Delphi Health Care Program for Hourly Employees will be considered a Covered Employee for purposes of the OPEB provisions of this Term Sheet. Except as otherwise expressly stated herein, the terms of the respective Delphi and GM employee benefit plans and programs will govern. This Term Sheet does not, and is not intended to, constitute an employee benefit plan under the meaning of ERISA.

2)	The parties acknowledge that this Term Sheet will become effective (the “Effective Date”) when all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) the entry of an approval order by the Bankruptcy Court in Delphi’s chapter 11 cases approving the IUE-CWA-Delphi-GM Memorandum of Understanding-Delphi Restructuring which incorporates (among other subject matters) this Term Sheet and approves modifications to the existing collective bargaining agreements between Delphi and the IUE-CWA resolving any Section 1113 and 1114 motions pending in the Bankruptcy Court as between Delphi and the IUE-CWA; (b) successful ratification by the IUE-CWA membership of such of the agreements referred to in the preceding clause as are determined by the IUE-CWA to require such ratification; (c) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them; and (d) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases (the “Plan”) and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Term Sheet and the comprehensive settlement agreement between Delphi and GM.

Pensions

3)	Pursuant to the Plan and this Term Sheet, Delphi will as of the first of the month next following the Effective Date or as soon as practicable thereafter in accordance with applicable law (the “Freeze Date”), amend the Delphi HRP so as to freeze benefit accruals for future credited service in the Delphi HRP, except as set forth in paragraph 4.b. of this Term Sheet.
4)	With regard to such amendment and freeze of the Delphi HRP, Delphi will cause the frozen Delphi HRP to pay benefits in accordance with the terms of the Delphi HRP and applicable law. In this regard, the parties agree as follows:
a)	Covered Employees, who are retired as of the Freeze Date, will continue to be eligible for and receive from the Delphi HRP all benefits, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date.

b)	Delphi employees who are participants in the Delphi HRP (without regard to whether they are also “Covered Employees”) who are participants in the IUE-CWA-GM-Delphi Special Attrition Program or any special attrition program provided for in the IUE-CWA-Delphi-GM Memorandum of Understanding-Delphi Restructuring (collectively the “SAP”), and who are not retired or separated from service under the SAP as of the Freeze Date, will receive credited service in the Delphi HRP for all purposes, including but not limited to eligibility, vesting and future benefit accruals, as if there were no freeze, until the earlier of their retirement or separation from service under the terms of the SAP. For the avoidance of doubt, the Delphi HRP is solely responsible for all credited service for accrual, vesting and eligibility purposes for all Delphi participants in the SAP, including but not limited to participants in the pre-retirement program option. Further, all Delphi SAP participants will be eligible for and will receive full Delphi HRP benefits upon their retirement under the terms of the SAP, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date. Delphi SAP participants are not eligible to receive Delphi contributions or matching contributions under any Delphi defined contribution pension plan.

c)	Covered Employees (other than those referred to in paragraph 4.b. of this Term Sheet) who are eligible to retire as of the Freeze Date will, upon their retirement, receive from the frozen Delphi HRP all benefits provided for in the Delphi HRP under the terms in effect as of the date immediately preceding the Effective Date, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP.

d)	Covered Employees (other than those referred to in paragraph 4.b. of this Term Sheet) who become eligible to retire after the Freeze Date, when taking into account Delphi credited service, their age at retirement, any GM credited service provided for under paragraph 8. of this Term Sheet, and any other applicable credited service (including credited service as recognized by the Delphi HRP in accordance with paragraph 5 of this Term Sheet), will upon their retirement receive from the Delphi HRP all benefits provided for in the Delphi HRP, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP under the terms in effect as of the date immediately preceding the Effective Date.

e)	For the avoidance of doubt, Covered Employees referred to in paragraphs 4.c. and 4.d. of this Term Sheet, will, upon retirement, receive from the Delphi HRP in addition to any other applicable Delphi HRP benefits the:
i.	full amount of the 30 & out benefit (except as specified in paragraph 9 of the Term Sheet for Covered Employees who return to GM under any applicable IUE-CWA-GM-Delphi agreement permitting such return) through age 62 and one month, or the 80% date for those born on or before September 14, 1945, including, but not limited to, the full Early Retirement Supplement, in effect as of the date immediately preceding the Effective Date;

ii.	portion of the Interim Supplement (which is applicable in both 85 point and 60 & 10 retirements) in effect under the Delphi HRP based on the credited service accrued as of the date immediately preceding the Freeze Date and age at the time of retirement; and

iii.	portion of the Temporary Benefit (T&PD and mutual retirements) in effect under the Delphi HRP based on the credited service accrued as of the date immediately preceding the Freeze Date, not to exceed 30 years.
f)	For the avoidance of doubt, no Delphi HRP participants, including the Covered Employees referred to in paragraphs 4.a. through 4.d. of this Term Sheet, will receive lump sum payments or any increase in benefits above the level of those provided for in the Delphi HRP as of January 1, 2007, except as may be mutually agreed by the IUE-CWA and Delphi after the term of the extended 2003 IUE-

CWA-Delphi National Agreement, i.e. after October 12, 2011. Additionally, no new participants will be allowed to join the frozen Delphi HRP.

g)	Until the Freeze Date, Covered Employees who buydown, pursuant to the IUE-CWA-Delphi-GM Memorandum of Understanding-Delphi Restructuring will continue to receive credited service in the Delphi HRP for all purposes, including but not limited to, eligibility, vesting, and future benefit accruals under the same terms and conditions in the Delphi HRP as prior to the buydown. During this period, such Covered Employees will not be eligible for any other corporation provided defined benefit or defined contribution pension benefits or accruals. At the expiration of this period they will become eligible to participate in all benefit plans at their location on the same basis as other IUE-CWA employees at such location.

h)	Covered Employees who continue to be employed by Delphi, or any Delphi operation divested after October 8, 2005, after the period of time they are eligible to accrue credited service in the GM HRP under paragraph 8.a. of this Term Sheet will become eligible to receive any applicable Delphi contributions or matching contributions under any Delphi defined contribution pension plan following the expiration of such period.
5)	After the Freeze Date, all Delphi HRP participants (other than those referred to in paragraph 4.b. of this Term Sheet), including, but not limited to, Covered Employees who are employed at a Delphi operation divested after October 8, 2005, who had not retired or separated from service as of the Freeze Date will, subject to the other terms of the Delphi HRP in effect as of the date immediately preceding the Effective Date, be treated in the Delphi HRP as active participants for all purposes, other than future benefit accruals based on additional credited service, for all periods of time on or after the Freeze Date and prior to retirement or separation from service from Delphi, GM, or any Delphi operation divested after October 8, 2005; provided, however, that for GM or any Delphi operation divested after October 8, 2005 and prior to the Effective Date such active participant treatment is subject to paragraph 6 of this Term Sheet. Treatment of employees who return to GM under any applicable IUE-CWA-GM-Delphi agreement permitting such return is addressed in paragraph 9 of this Term Sheet.

6)	The Delphi HRP’s ability to treat separated employees who are employed at GM or a Delphi operation divested after October 8, 2005 and prior to the Effective Date, as active participants for all purposes other than future benefit accruals based on additional credited service in accordance with paragraph 5 of this Term Sheet is contingent upon Delphi obtaining all required governmental approvals (which Delphi is seeking). If Delphi does not obtain such governmental approvals, Delphi will provide an alternative to enable such participants to continue to accrue credited service for purposes of vesting and eligibility to retire the same as other similar active Delphi HRP participants. For separated employees employed at GM in accordance with any applicable IUE-CWA-GM-Delphi agreement permitting such return prior to the Effective Date, such alternatives include, but are not limited to, amending the frozen Delphi HRP on a retroactive basis (i.e., after the Effective Date) to recognize credited service with GM for purposes of vesting and eligibility (but not benefit accrual). For separated employees employed at a Delphi operation divested after October 8, 2005 and prior to the Effective Date, such alternatives include, but are not limited to, temporarily leasing the employees to a successor employer or amending the frozen Delphi HRP on a retroactive basis (i.e., after the Effective Date) to recognize credited service with a successor employer for purposes of vesting and eligibility (but not benefit accrual).

7)	In furtherance of the Plan, the parties agree that Delphi’s action to freeze the Delphi HRP as set forth in paragraph 3. of this Term Sheet will trigger sections b. and e. of the Benefit Guarantee for Covered Employees as of the Freeze Date.

8)	In accordance with GM’s obligations under section b. of the Benefit Guarantee, GM and the IUE-CWA agree that as of the Freeze Date the General Motors Hourly-Rate Employees Pension Plan (“GM HRP”) will be amended to provide the following:
a)	Covered Employees, who are Delphi employees as of the Freeze Date or Covered Employees who are employed at a Delphi operation divested after October 8, 2005 and prior to the Freeze Date (other than those referred to in paragraph 4.b. of this Term Sheet), will be eligible to accrue credited service under the GM HRP for all purposes, including but not limited to eligibility, vesting, and future benefit accruals for the seven (7) year period commencing on the Freeze Date. Any such benefits provided by the GM HRP shall be at the level and scope in effect at Delphi on the day immediately preceding the Effective Date and shall be secondary to benefits provided by Delphi, the Delphi HRP, any Delphi operation divested after October 8, 2005 or any benefit plan of such operation, any of their subsidiaries, affiliates or successors or associated pension plans, and/or the PBGC. In no event shall the GM HRP provide pension benefits on such credited service at a level and scope that exceeds that being provided to hourly retirees of GM. The amount of such credited service accrued will equal:
i.	the amount of credited service that, but solely for the Freeze, would have been earned after the Freeze Date under Article III of the Delphi HRP in effect as of the date immediately preceding the Effective Date; and

ii.	to the extent not taken into account in paragraph 8.a.(i) of this Term Sheet, the amount of credited service that, but solely for the Freeze and divestiture, would have been earned while working after the Freeze Date at any Delphi operation divested after October 8, 2005.
Nothing in this Term Sheet shall be deemed to require GM to grant credited service beyond that described in this section 8.a. Employees shall be provided only the amount of credited service earned as described in this section 8.a, and shall not receive credited service otherwise.

b)	In regard to the credited service accrued in the GM HRP under paragraph 8.a. of this Term Sheet, the GM HRP will recognize Delphi HRP credited service accrued prior to the Freeze Date for purposes of vesting and eligibility to retire for any Covered Employee. No other Delphi HRP credited service will be recognized by the GM HRP.

c)	The GM HRP benefit payable to a Covered Employee, who retires as a normal retirement under Article II, section 1. of the Delphi HRP and GM HRP, will be a Basic Benefit based on GM HRP credited service accrued under paragraph 8.a. of this Term Sheet and the rates in effect under the Delphi HRP as of the Effective Date.

d)	The GM HRP benefit payable to a Covered Employee, who retires under Article II, section 2(a) (3) of the Delphi HRP and GM HRP with 30 or more years of credited service prior to age 62 and one month, will be a Basic Benefit payable beginning at age 62 and one month based on the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet and the rates in effect under the Delphi HRP as of the Effective Date.

e)	The GM HRP benefit payable to a Covered Employee, who retires under the Delphi HRP and GM HRP prior to age 65 with 85 Points or age at least 60 with 10 or more years of credited service, under Article II, section 2(a)(1) or 2(a)(2) of the Delphi HRP and GM HRP or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the GM HRP, or for the Kettering Ohio, Moraine Ohio and Anaheim California plants only, as a retirement under mutually satisfactory conditions pursuant to Article II, section 2(b) of the Delphi HRP, will consist of the following:
i.	the Basic Benefit based on the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet, age at time of retirement, and the rates in effect under the Delphi HRP as of the Effective Date. Such benefits from the GM HRP are payable beginning upon the date of retirement and will be redetermined, if applicable at age 62 and one month, under the terms of the Delphi HRP in effect as of the date immediately preceding the Effective Date; and

ii.	if applicable, an interim supplement based on the rates in effect under the Delphi HRP as of the date immediately preceding the Effective Date for the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet and age at time of retirement. The duration of such interim supplement is modified as set forth in the letter in the Delphi HRP entitled Social Security.

iii.	if applicable, a temporary benefit based on the rates in effect under the Delphi HRP as of the date immediately preceding the Effective Date for the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet. Provided, however, that such number of years of credited service when added to the number of years of credited service in the Delphi HRP will not exceed 30. The duration of such temporary benefit is modified as set forth in the letter in the Delphi HRP entitled Social Security.
f)	Any Covered Employee who, after considering: i) the credited service accrued in the GM HRP under paragraph 8.a. of this Term Sheet; ii) the Delphi HRP credited service recognized in the GM HRP for eligibility to retire under paragraph 8.b. of this Term Sheet; and iii) age at retirement or separation from service from Delphi, or any Delphi operation divested after October 8, 2005, is not eligible for retirement under the GM HRP as described in paragraph 8.c., 8.d., or 8.e. of this Term Sheet, will receive only a deferred vested benefit from the GM HRP based on the years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet. The Basic Benefit will be based on the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet, age at time of benefit commencement, and the rates in effect under the Delphi HRP as of the date immediately preceding the Effective Date. Additionally, if Delphi does not obtain all required government approvals referenced in paragraph 5 of this Term Sheet and does not otherwise treat a participant as an active participant as described in paragraph 5 of this Term Sheet, such participant will receive only a deferred vested benefit from the GM HRP based on the years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet. The Basic Benefit will be based on the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet, age at time of benefit commencement, and the rates in effect under the Delphi HRP as of the date immediately preceding Effective Date. Neither GM, nor the GM HRP, will have any obligation to supplement the deferred vested amounts set forth above.

g)	Provided that Delphi complies with its obligations set forth in sections 3, 4, and 5 of this Term Sheet, GM’s adherence to the provisions of sections 8.a through 8.f of this Term Sheet shall constitute full compliance with its obligations under section b. of the Benefit Guarantee.

h)	For the avoidance of doubt, for the purposes of paragraph 8 of this Term Sheet for Covered Employees who have not retired or separated from service from Delphi, GM, or any Delphi operation divested after October 8, 2005, the GM HRP will continue to recognize the growth in age of such Covered Employees during the period they are considered an active participant in the Delphi HRP pursuant to paragraph 5 of this Term Sheet. For purposes of such recognition of growth in age in the GM HRP, such Covered Employees will not be considered by the GM HRP to have separated from service from GM on a “time for time” basis during the period they are considered an active participant in the Delphi HRP pursuant to paragraph 5 of this Term Sheet.

9)	The parties agree that the pension benefits payable to Covered Employees who return to GM under any applicable IUE-CWA-GM-Delphi agreement permitting such return will be as provided for in such agreement. Unless GM and the IUE-CWA otherwise agree in future bargaining, the benefit rate applicable to any service accrued in the GM HRP under paragraph 8.a. of this Term Sheet will be the rate in effect in the Delphi HRP on the Effective Date. Unless Delphi and the IUE-CWA otherwise agree in future bargaining after the term of the extended 2003 IUE-CWA-Delphi National Agreement, i.e., after October 12, 2011, the Delphi HRP, the benefit rate applicable to service accrued in the Delphi HRP will be the rate in effect under the Delphi HRP on the date immediately preceding the Effective Date.

10)	In regard to the triggering of section e. of the Benefit Guarantee as of the Freeze Date, no benefits will be paid pursuant to section e. of the Benefit Guarantee unless Delphi or the Delphi HRP fail to pay pension benefits to Covered Employees as set forth in this Term Sheet. Any benefits provided pursuant to section e. of the Benefit Guarantee will when combined with any pension benefits received (x) from a pension plan sponsored by Delphi, any of its subsidiaries or affiliates or any of their successor company(ies), (y) from the PBGC, and/or (z) from a pension plan sponsored by GM, result in the retired Covered Employees receiving pension benefits equal to those called for in the IUE-CWA-Delphi agreement applicable as of the date immediately preceding the Freeze Date.

11)	In the event that anytime after the Freeze Date, the Delphi HRP is terminated or Delphi further amends the Delphi HRP in a manner that diminishes the benefits from the Delphi HRP to a level below those required by this Term Sheet, sections b. and e. of the Benefit Guarantee will continue in full force and effect with respect to such subsequent termination and/or amendment, regardless of whether such subsequent termination and/or amendment occurs before or after the eighth anniversary of the effective date of the 1999-2003 GM-IUE-CWA National Agreement.

12)	For purposes of determining Base Hourly Rate in the Delphi HRP and the GM HRP for all Covered Employees who are SAP participants, the highest straight time hourly rate plus any cost-of-living allowance in effect during the last 13 consecutive pay periods the Covered Employee actually worked will be utilized. For all other Covered Employees, Base Hourly Rate for purposes of then Delphi HRP and GM HRP will be the higher of Base Hourly Rate calculated (a) on the day preceding the date they transition to employment under new terms and conditions of an IUE-CWA-Delphi agreement or (b) on the date of retirement. The Delphi HRP and GM HRP benefit class code applied to a Covered Employee who becomes covered by new terms of an IUE-CWA-Delphi agreement will be no lower than the benefit class code in effect for such employee on the date immediately preceding their becoming covered by such agreement.

13)	The parties agree that, except as otherwise mutually agreed by the IUE-CWA and Delphi after the term of the extended 2003 IUE-CWA-Delphi National Agreement, i.e. after October 12, 2011, Delphi will not amend the frozen Delphi HRP or successor plan to allow for lump sum distributions, to provide a more lucrative benefit formula, or to provide for an expansion of credited service provisions or benefits. Additionally, at no time shall Delphi take such actions at levels exceeding those provided for in the GM HRP as the GM HRP may be amended from time to time, unless all GM and GM HRP obligations under sections b. and e. of the Benefit Guarantee are extinguished. Except as otherwise mutually agreed by the IUE-CWA and Delphi after the term of the extended 2003 IUE-CWA-Delphi National Agreement, i.e., after October 12, 2011, the Delphi HRP will not be required to recognize any extra grants of age or credited service, or other acceleration of retirement eligibility not provided for under the terms of the GM HRP as of the date immediately preceding the Effective Date, given to Delphi IUE-CWA employees who return to GM under any applicable IUE-CWA-GM-Delphi agreement permitting such return.

OPEB

14)	Pursuant to the Plan and this Term Sheet, as of the Effective Date or as soon as practicable thereafter in accordance with applicable law and administrative requirements (the “Cessation Date”), Delphi will cease to provide, offer, or have any liability for OPEB to its IUE-CWA represented hourly employees and retirees and their spouses, surviving spouses, dependents or other beneficiaries. The cessation will be administered on a “claims incurred” basis, and Delphi will therefore retain responsibility for all claims incurred but either unfiled or unpaid as of the Cessation Date. This cessation will include elimination of the Special Benefit relating to Medicare Part B.

15)	In furtherance of the Plan and this Term Sheet, the parties agree that Delphi’s action to cease providing or offering OPEB on the basis referred to in paragraph 14 of this Term Sheet will trigger sections c. and d. of the Benefit Guarantee as of the Cessation Date as set forth herein. The parties further agree that the scope or manner in which GM satisfies its obligations under sections c. and d. of the Benefit Guarantee and this Term Sheet will not result in OPEB liability to Delphi. The parties further agree that GM will not satisfy its obligations under the Benefit Guarantee and this Term Sheet by reimbursing employees for COBRA continuation premiums.

16)	The parties agree to fully cooperate with the efficient transfer of administrative responsibilities from Delphi to GM so that the Cessation Date will be the Effective Date or as soon as possible after the Effective Date, but in no case later than 3 months after the Effective Date (unless mutually agreed to by the parties). The parties further agree that there may be differing Cessation Dates for different portions of post-retirement medical plan benefits depending on the benefit and how quickly administrative responsibilities can be transferred. The parties further agree that the Cessation Date shall not occur unless and until GM is prepared to assume responsibility for all covered claims incurred on and after the Cessation Date, in order to assure a smooth transition of the obligation.

17)	In full satisfaction of the GM’s obligations under sections c. and d. of the Benefit Guarantee, GM agrees to provide post-retirement medical and employer paid post-retirement life insurance to eligible Covered Employees as described herein. The parties further agree that the Special Benefit described in Article 5 of the IUE-CWA-Delphi health care agreement is a post-retirement medical benefit as defined in paragraph c.2 of the Benefit Guarantee, and is therefore covered by the Benefit Guarantee and the obligations set forth in the preceding sentence. The parties further agree as follows:
A.	This triggering of sections c. and d. of the Benefit Guarantee shall apply only to Covered Employees :
i.	who as of the Effective Date are retired from Delphi with eligibility for OPEB under the terms of the 1999 or 2003 Delphi-IUE-CWA National Agreements;

ii.	who as of the Effective Date are eligible to retire from Delphi on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out ), or for the Kettering Ohio, Moraine Ohio and Anaheim California plants only, as a retirement under mutually satisfactory conditions pursuant to Article II, section 2(b) of the Delphi HRP, with OPEB under the terms of the 2003 Delphi-IUE-CWA National Agreement in effect on the date immediately preceding the Effective Date;

iii.	who when considering all Delphi HRP credited service accrued prior to the Freeze Date and GM HRP credited service obtained pursuant to paragraph 8.a. of this Term Sheet, become eligible to retire on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out) or for the Kettering Ohio, Moraine Ohio and Anaheim California plants only, as a retirement under mutually satisfactory conditions pursuant to Article II, section 2(b) of the Delphi HRP or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the GM HRP, within 7 years of the Effective Date; or

iv.	who when considering all Delphi HRP credited service accrued prior to the Freeze Date and GM HRP credited service obtained pursuant to paragraph 8.a. of this Term Sheet have ten (10) years of credited service within 7 years of the Effective Date and have attained age 55 within 7 years of the Effective Date.
B.	The parties agree that there is no triggering of sections c. and d. of the Benefit Guarantee for any Covered Employees other than those specifically identified in sub-paragraph A. of this paragraph of the Term Sheet.

C.	All post-retirement medical benefits provided with respect to Covered Employees by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees (provided however that the Covered Employees referenced in paragraph 17.A.(iv) of this Term Sheet, upon their retirement or separation from service from Delphi, GM, and any Delphi operation divested after October 8, 2005, will be treated for OPEB purposes as if they are eligible to retire) . As such, GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151),, on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program.

D.	All employer-paid post-retirement Basic Life Insurance benefits provided with respect to Covered Employees by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Life and Disability Benefits Program for Hourly Employees (provided however that the Covered Employees referenced in paragraph 17.A.(iv) of this Term Sheet, upon their retirement or separation from service from Delphi, GM, and any Delphi operation divested after October 8, 2005, will be treated for OPEB purposes as if they are eligible to retire) and will be at the level provided for Delphi IUE-CWA retirees on the date immediately preceding the Effective Date, provided however that in no event shall GM be required to provide benefits to Covered Employees at a level and scope that exceeds that being provided for IUE-CWA-represented hourly retirees of GM.

E.	The parties also agree that, if any Covered Employee other than those specifically identified in sub-paragraph A of this paragraph of the Term Sheet does not return to GM under and subject to the terms of an IUE-CWA-GM-Delphi agreement permitting such return or per the SAP, he or she will be deemed ineligible for OPEB from GM or Delphi. Provided however, that if a Covered Employee meets all of the following conditions: (a) is on an approved Extended Disability Leave of Absence from Delphi as of the Effective Date; (b) cannot become eligible to retire with GM post-retirement medical and employer paid post-retirement life insurance pursuant to paragraph 17. A. of this Term Sheet; (c) has applied for a Total and Permanent Disability retirement under Article II, Section 3 of the Delphi HRP within 7 years of the Effective Date and if approved retires; (d) meets the requirements to retire with GM provided post-retirement medical and employer paid post-retirement life insurance under the provisions of paragraph 17 of this Term Sheet without regard to the reference to “within 7 years of the Effective Date” contained in paragraph 17.A. iii. of this Term Sheet; and (e) has unbroken seniority with Delphi when they retire; such Covered Employee will be treated as a flowback to GM “check the box” only for purposes of post-retirement medical and employer paid post-retirement life insurance. This provision addressing Covered Employees on Extended Disability Leave from Delphi will not apply to any other leave of absence, paid or unpaid, and does not impact any pension provision in this Term Sheet.
General Provisions
18)	It is the intent of the parties that, except as specifically required by this Term Sheet, no employee covered by this Term Sheet can simultaneously receive, earn or accrue credited service, pension contributions, OPEB contributions or eligibility in more than one pension or OPEB plan sponsored or funded by GM, Delphi, a successor company and/or any Delphi operation divested after October 8, 2005, i.e. no “double dip”. As a result, the parties agree as follows:
a)	During the period of time a Covered Employee is eligible to accrue credited service in the GM HRP under paragraph 8.a. of this Term Sheet, such Covered Employee will not be eligible to receive Delphi contributions or matching contributions under any Delphi defined contribution pension plan, or receive accruals in or contributions to any other defined benefit or defined contribution pension plan that is established or maintained by Delphi, a successor company or any Delphi operation divested after October 8, 2005;

b)	Neither Delphi, a successor company, nor any Delphi operation divested after October 8, 2005 will provide any payments, contributions or accruals relating to OPEB to any Covered Employee who can attain eligibility to receive OPEB from GM pursuant to paragraph 17 of this Term Sheet; and

c)	Neither Delphi, a successor company, nor any Delphi operation divested after October 8, 2005 will provide any payments, contributions or accruals relating to OPEB to any Covered Employee or other employee who attains eligibility for GM provided or GM funded OPEB through any means.
19)	Delphi, GM, and the IUE-CWA agree to make all collective bargaining agreement, pension, and benefit plan amendments and modifications necessary to implement and comply with the terms contained herein.

20)	Covered Employees electing a Buy Down under the IUE-CWA-Delphi-GM Memorandum of Understanding Delphi Restructuring will retain eligibility for OPEB and pension benefit treatment under this Term Sheet without regard to such election.

21)	This Term Sheet shall not be effective unless the confirmation order approving the Plan incorporates and approves all of the terms of this Term Sheet (including the releases provided for herein), does not include terms that are inconsistent with this Term Sheet, and provides that on the Effective Date, the IUE-CWA, all employees and former employees of Delphi represented or formerly represented by the IUE-CWA, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and be deemed to have waived any and all claims of any nature, whether liquidated, un-liquidated, contingent, non-contingent, asserted, unasserted, existing and/or arising in the future against Delphi, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising from or related to any obligations of Delphi, GM and/or such employee benefits plans to provide OPEB or pension benefits, or related in any way to the amendment and freeze of the Delphi HRP, the cessation of Delphi OPEB and the triggering of the Benefit Guarantee; provided however, that claims for benefits provided for under the provisions of this Term Sheet or ordinary course claims by participants and beneficiaries of the GM HRP, the GM Health Care Program for Hourly Employees, the GM Life and Disability Benefits Program for Hourly Employees, Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, arising after the Effective Date based on the denial or miscalculation of benefits under such plans are not waived. The parties acknowledge that Delphi and/or GM may seek additional waivers of other claims, other than ordinary course grievances and workers’ compensation claims, in connection with the resolution of its current labor negotiations with the IUE-CWA. The parties also acknowledge that (i) the consideration provided by GM in this Term Sheet constitutes a substantial contribution to the Plan, (ii) this contribution is necessary to the success of the Plan, and (iii) GM would not have made this contribution without obtaining the releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.

22)	Delphi and GM will cause a transfer of pension assets and liabilities from the Delphi HRP to the GM HRP. This transfer is part of the overall Delphi restructuring and is designed to improve the funding level of the Delphi HRP. The transfer will have no effect on accrued pension benefits for employees who either remain in the Delphi HRP or are transferred to the GM HRP. Such transfer will be in an amount agreed to between GM and Delphi and will be conducted in accordance with Section 414(l) of the Internal Revenue Code of 1986, as amended, and Section 208 of the Employee Retirement Income Security Act of 1974, as amended.
a)	Any such transfer will be subject to the Internal Revenue Service (“IRS”) ruling issued to Delphi and GM on May 29, 2007 related to the transfer, as may be amended from time to time.

b)	The participants and their corresponding assets and liabilities to be included in the transfer will proceed in the following order to the extent necessary to achieve the amount of the transfer agreed upon by GM and Delphi.
i)	All UAW-represented employees who, before the date of the transfer (“the Transfer Date”), have flowed back to GM from Delphi (retired and active) or IUE-CWA represented employees who return to GM under a flowback or preferential hiring agreement.

ii)	Participants on a proportionate basis by union in any pre-retirement program (“PRP”) option offered and selected as part of the UAW-GM-Delphi Special Attrition Program, the IUE-CWA-GM-Delphi Special Attrition Program, any such Delphi PRP option included in any special attrition program negotiated with the USWA, and any other PRP option in a special attrition program implemented prior to the Transfer Date. Within a given union, retired participants will be selected prior to active participants.

iii)	Participants on a proportionate basis by union in the MSR option offered by Delphi to Delphi employees (the “Delphi MSR”) in the UAW-GM-Delphi Special Attrition Program, the IUE-CWA-GM-Delphi Special Attrition Program, any such Delphi MSR option included in any special attrition program negotiated with the USWA, and any other MSR option in a special attrition program implemented prior to the Transfer Date.

iv)	The selection of retired or active PRP participants will be based on the highest seniority with Delphi as of the participant’s retirement date for retired PRP participants, or the Transfer Date for active PRP participants. The selection of Delphi MSR participants will be based on the highest seniority with Delphi as of the participant’s retirement date.
c)	Except as otherwise agreed in future bargaining, the benefit payable by the GM HRP relating to the liability transferred to the GM HRP for a participant whose assets and liabilities were transferred will be based on the Delphi HRP rate in effect as of the Transfer Date. To the extent assets and liabilities associated with active flowbacks and PRP participants are included in the transfer, GM will assume the responsibility for recognizing all past and future benefit service for this population under the GM HRP, including but not limited to the payment of any early retirement supplement.

d)	After the transfer, the Delphi HRP will not retain any obligations for or relating to the pension liabilities transferred.

23)	Nothing in this Term Sheet shall be deemed to prevent the IUE-CWA and Delphi, after the term of the extended 2003 National Agreement, i.e., after October 12, 2011, from negotiating future changes in pension or other benefits payable to any Covered Employee.

24)	The parties have developed a series of examples (the “Examples”), attached hereto as Appendix 1, to show the operation of the provisions of this Term Sheet. The Examples are incorporated herein and made part of this Term Sheet. For the Examples which include individuals whose assets and liabilities are transferred in the 414(l) transfer, the pension benefit amount to be paid from the Delphi HRP will be payable from the GM HRP.

25)	In the event a situation involving the pension benefits of a Covered Employee arises that is not addressed by the terms of this Term Sheet or the examples that are a part of this Term Sheet, the intent of the parties is as follows. The pension benefits provided under paragraph 8 of this Term Sheet when combined with pension benefits payable by Delphi plans and the PBGC will in the aggregate equal the benefits that would have been provided under the terms of the Delphi HRP in effect on the date immediately preceding the Effective Date, assuming the Delphi HRP was not frozen until expiration of a period of 7 years from the Freeze Date. In applying this paragraph all conditions set forth in this Term Sheet continue to apply. Neither GM nor the GM HRP will recognize Mutual Retirements from the Delphi HRP or any extra grants of age or credited service, or other acceleration of retirement eligibility by Delphi or the Delphi HRP, unless specifically agreed to in writing by GM in its sole discretion. Nothing in this paragraph shall expand any obligation under paragraph 8 of this Term Sheet or require GM or the GM HRP to provide more years of credited service to a Covered Employee than are provided for under paragraph 8.a. i and ii of this Term Sheet.
The Parties, by their duly authorized officers and representatives, agree accordingly this 4th day of August, 2007.

Attachment C
IUE-CWA-Delphi-GM Special Attrition Program
–Transformation
1.	Delphi and the IUE-CWA agree on the following Special Attrition Program – Transformation (SAP-T) for Delphi employees who are participants in the Delphi Hourly Rate Employees Pension Plan (“Delphi HRP”), which will be offered at all IUE-CWA – Delphi sites except Gadsden. No transformation options will be afforded to any Delphi employee hired on or after October 8, 2005, or who was a temporary employee on or after that date.
a.	An attrition program will be run for eligible Delphi employees as follows:
i.	$35,000 for normal or early voluntary retirements retroactive to February 1, 2007 to no later than October 1, 2007.

ii.	50 & 10 Mutually Satisfactory Retirement (MSR) effective October 1, 2007.
b.	Any employee with at least 26 and less than 30 years of credited service regardless of age will be eligible for special voluntary placement in a pre-retirement program no later than October 1, 2007 under the following terms:
i.	Employees electing this pre-retirement program must be eligible no later than September 1, 2007

ii.	Employees will retire without additional incentives when they first accrue 30 years of credited service under the provisions of the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”).

iii.	The gross monthly wages while in the program will be:

1. 29 years credited service	$2,900
2. 28 years credited service	$2,850
3. 27 years credited service	$2,800
4. 26 years credited service	$2,750
Wages will be paid weekly on an hourly basis (2,080 hours per year) and will remain at that rate until 30 years of credited service is accrued. Employees will be treated the same as protected status employees with the following exceptions: (1) not eligible for Cost of Living Allowance (COLA); (2) not eligible for vacation pay except as was earned and unpaid prior to the commencement of this Pre-Retirement

Program; (3) for purposes of pension benefits, the Benefit Class Code will be determined using the twenty-four month look back period as specified in Appendix A of the Delphi HRP, with said period starting from the last day worked prior to the commencement of the pre-retirement program; (4) for purposes of life insurance, the amount of life insurance will be based on the base rate as of the last day worked prior to the commencement of the pre-retirement program.

c.	Buy out of $140,000 for eligible employees with 10 or more years of seniority or credited service; $70,000 for eligible employees with 3 or more years of seniority or credited service but less than 10 years; or $1,500 for each month of seniority on the day before the Effective Date of the IUE-CWA – Delphi – GM Memorandum of Understanding – Delphi Restructuring payable in a lump sum not to exceed $40,000 to eligible employees with less than 3 years of seniority to sever all ties with GM and Delphi except any vested pension benefits (as such no pension supplements will be payable). Buy out payments will be reduced by applicable withholdings. Employees will buy-out when their services are no longer required but no later than October 1, 2007. An employee electing a buyout whose spouse is employed at Delphi may, if they meet all plan requirements to do so, be eligible for health care coverage as a dependent pursuant to their spouse’s health care program.

d.	An employee may only select one of the options described above.

e.	Effective October 1, 2007, all eligible employees, both production and skilled trades, not electing an attrition option will become Level 1 Employees consistent with the IUE-CWA-Delphi-GM Memorandum of Understanding -Delphi Restructuring.

f.	Temporary employees will be used as needed to bridge any difficulties arising from the implementation of the Special Attrition Program – Transformation subject to approval of the National Parties.
2.	GM, the IUE-CWA and Delphi agree that any employee electing to retire under options 1.a.i., 1.a.ii, or 1.b. will transition to GM for purposes of retirement (“check the box”) and receive other post-retirement benefits (i.e. health care coverage and life insurance benefits) from GM as any other GM IUE-CWA retiree; post-retirement medical benefits provided will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees. As such, GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program. Any employee choosing option 1.b. above will be considered a Delphi employee until they retire. Employees who have 100% of his/her credited service in the Delphi HRP will receive 100% of their pension benefit from the Delphi HRP. Notwithstanding paragraph 3 below, any obligations assumed by GM under the “check the box” provisions of this paragraph shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation under Delphi’s general indemnity of GM under the Master Separation Agreement. Neither Delphi Corporation nor any of its debtor affiliates may object on any grounds to the allowance of such claim; provided, however, that Delphi Corporation and any of its debtor affiliates reserve the right to object to the economic value of such claim (in the nature of assumptions such as discount rate, health care trend rates, mortality, other withdrawal rates and current and future expected benefit plan design changes). This limited objection waiver applies to Delphi, only, and not for other parties in interest, for which all rights are expressly reserved to object to the allowance of such claim under any grounds other than it was not assertable under the Master Separation Agreement. In exchange for eligibility to receive post-retirement health care and life insurance benefits from GM, employees who transition to GM to retire will waive any and all rights to post retirement health care and life insurance benefits from Delphi including but not limited to any and all rights to COBRA continuation through Delphi.

3)	The parties acknowledge the following matters regarding the Special Attrition Program - Transformation:
a)	Delphi’s participation in this Program is subject to the approval of the U.S. Bankruptcy Court; which approval Delphi will seek promptly at the next available omnibus hearing. In the event such participation is not allowed by the Bankruptcy Court, no party will have any obligations under this Program. GM’s obligations in respect of the Program are subject to approval of the Program by the U.S. Bankruptcy Court pursuant to entry of an order that provides for the allowance and/or treatment of GM’s claims as described in the Program and is otherwise reasonably satisfactory to GM, Delphi and the IUE-CWA based on the prior special attrition program order approved in Delphi’s chapter 11 cases.

b)	For the avoidance of doubt, any obligations assumed by GM under this Program with respect to OPEB under Paragraph 2 above or active health care and life insurance under 3.d. below shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation under Delphi’s general indemnity of GM under the Master

Separation Agreement. GM agrees to pay the amounts due under Paragraph 1.a.i above as well as assume and pay OPEB payments to Delphi employees who “check the box” for purposes of retirement.

c)	This Program shall not be subject to abrogation, modification or rejection without the mutual consent of the IUE-CWA, GM and Delphi and the order obtained in the Bankruptcy Court by Delphi approving this Program shall so provide The parties further agree (and the Bankruptcy Court order shall also provide) that this Program is without prejudice to any party-in-interest (including the parties to this Program and the official statutory committees appointed Delphi’s chapter 11 cases) in all other aspects of Delphi’s Chapter 11 cases, including by illustration, Delphi’s and GM’s respective positions in all commercial discussions and claims matters between them, all collective bargaining matters involving the parties, in any proceedings under Sections 1113 and/or 1114 of the Bankruptcy Code with respect to the IUE-CWA under Section 365 of the Bankruptcy Code with respect to GM’s contracts with Delphi, in any pension termination proceeding under ERISA and/or the Bankruptcy Code, and all claims administration and allowance matters.

d)	Nothing in this Program, the Bankruptcy Court’s approval of such Program, or the performance of any obligation hereunder, shall limit or otherwise modify (a) Delphi’s rights under Section 4041 of ERISA, or (b) Delphi’s rights under Section 1113 and/or 1114 of the Bankruptcy Code with regard to any obligations which pre-existed this Program (including pre-existing obligations referenced within this Program), such as (by way of illustration only) the obligation to maintain the hourly pension plan or provide retirees or active employees (including employees/retirees participating in the attrition programs contained in this Program) with levels of healthcare or other benefits as specified in pre-existing labor agreements. Under no circumstances shall Delphi freeze its pension plan covering IUE-CWA represented employees in a manner that prevents employees in the pre-retirement program described in paragraph 1.b. above from receiving on-going credited service sufficient to reach 30 years of credited service. Delphi shall provide the same healthcare and life insurance coverage to employees participating in paragraph 1.b. that it provides to its other active IUE-CWA employees; provided, however, that if Delphi reduces or eliminates such coverage provided to its active IUE-CWA employees, GM shall subsidize such coverage provided to employees participating in paragraph 1.b. above up to the level provided to GM-IUE-CWA active employees in accordance with the applicable plan provisions in effect between GM and the IUE-CWA at the time Delphi reduces or eliminates such coverages. Except as otherwise expressly provided herein, nothing in this Program shall limit, expand or otherwise modify the rights or obligations of any party under the Benefit Guarantee between GM and the IUE-CWA.
Nothing contained herein, in the Bankruptcy Court’s approval of this Program, or the performance of any obligation hereunder, shall constitute an assumption of any agreement described herein, including, without limitation (a) any collective bargaining agreement between the IUE-CWA and Delphi or (b) any agreement between GM and Delphi, nor shall anything herein, in the Bankruptcy Court’s approval of this Program, or the performance of any obligation hereunder, be deemed to create or give rise to an administrative or priority claim with respect to, in favor of, or for the benefit of GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party.
IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM –
TRANSFORMATION IS SUBJECT TO U.S. BANKRUPTCY COURT
APPROVAL AND NO PAYMENTS OR RETIREMENTS WILL BE PROCESSED
UNTIL AFTER COURT APPROVAL.

Attachment D
COMPETITIVE OPERATING AGREEMENT FRAMEWORK

Local Negotiations Competitive Operating Agreement Framework
To improve plant competitiveness, promote operating viability and better position the plants to win new business, the following represents Delphi’s and GM’s view of critical elements for discussion during Local Negotiations at all Keep, Sell and Footprint sites.
◆ Process
– Commence local negotiations at all Keep, Sell and Footprint Issue sites as promptly following ratification

– Conclude local COA negotiations within 60 days following ratification

– Wages and benefits not included in Local Negotiations
◆ Top Priority Local COA Issues:
– Effective utilization of workforce capabilities to achieve competitive direct to indirect ratios
» Elimination of uncompetitive activities (direct and indirect)
– Flexibility to use skilled trades efficiently, focusing on direct support of production operations
» Consider reduction in skilled trades classifications

» Restrictions on combination of jobs or “right of access” (eliminate LODs)

» Operate production equipment as required
– Flexibility to use production employees efficiently
» Reduce production classifications to a minimum

» Restrictions on combination of jobs

» Enhancing production employee skills and utilizing them to their fullest capabilities (maintenance of tooling/equipment, changeovers, etc.)
– Reduce employee movement to protect quality of product and operating efficiencies

– Overtime
» Uncompetitive skilled trades Full Utilization restrictions

» Simplify scheduling and equalization administration
– Attendance
» Implement a local Attendance Program

» FMLA Administration as allowed by law
◆ Eliminate prior agreements and practices that generate unnecessary operating costs
◆ The local parties will not be constrained in achieving a COA by existing agreements/past practices
Industrial Relations
Delphi Confidential – Subject to Protective Order

Attachment E
List of Agreements
Attached Separately

ATTACHMENT F – BUY DOWN SCHEDULE
Production Buy Down

Buydown
Base Wage Rate	Amount
> = $24.00	$105,000
$23.00 - $23.99	$90,000
$22.00 - $22.99	$75,000
$20.00 - $21.99	$60,000
$18.00 - $19.99	$45,000
$16.50 - $17.99	$30,000
Below $16.50	$10,000
Note: Excludes employees hired on or after 10/8/05, temporary employees on or after 10/8/05 and all Gadsden employees

ATTACHMENT G
Special Employee Placement Opportunities
GM, Delphi and the IUE-CWA agree to the following framework:
1.	Employment opportunities with GM will be extended to all eligible applicants as expeditiously as practicable and in conjunction with available openings at GM UAW-represented sites. Eligible applicants are defined as Delphi IUE-CWA employees with unbroken seniority as of the Effective Date of this Memorandum of Understanding who were actively employed by Delphi (including employees on leave of absence or temporary layoff) prior to October 18, 1999, and who were not temporary employees on or after that date, excluding Gadsden employees.

2.	Employees seeking employment opportunities shall be made offers in conjunction with their Delphi seniority (highest seniority first) provided the applicant is able and qualified to perform the available work. Individuals applying for this Special Employee Placement Opportunities will be selected from an integrated list of all applicants from ACC, Guide and Delphi after all General Motors, Delphi, Guide, ACC and other individuals that have a contractual right to openings within General Motors have been afforded an opportunity to fill the available opening pursuant to the terms and conditions of the GM – UAW Employee Placement Provisions. These IUE-CWA Delphi applicants will be hired in a ratio that is on a one for one basis with a “New Hire’ applicant.

3.	Delphi-IUE-CWA employees who are otherwise eligible and who have an application on file will be eligible for hire opportunities for the same length of time as the employee’s length of seniority as of the Effective Date of this Agreement unless the employee fails to meet mutually acceptable procedures.

4.	Upon hire by GM pursuant to this agreement, employees shall sever all ties with Delphi, except for pension purposes as described in paragraph 5.

5.	Subject to Paragraph 6 of Attachment B (the Term Sheet-Delphi Pension Freeze and Cessation of OPEB, and GM Consensual Triggering of Benefit Guarantee), pension benefits for Delphi employees who are placed with GM under this Attachment G (“Returned Employees”) will be treated consistent with the following:
a.	Delphi Responsibility

Returned Employees who are Delphi HRP participants will be entitled to payment from the Delphi HRP, upon retirement from GM. The Delphi HRP benefit will be determined as if the Returned Employee were then retiring from Delphi on a voluntary basis and by taking into account solely for eligibility for payment (but not for the determination of the amount of payment) the accrued credited service under the GM HRP as a result of re-employment by GM under this process and, where applicable, the pension plan of a divested unit where the GM HRP recognizes credited service at the divested unit for eligibility purposes. The payment will include where applicable, a basic benefit (reduced for age where appropriate) for each year of credited service accrued under the Delphi HRP and any applicable supplement in an amount equal to the difference between the pro-rata share of the total benefit that would be payable under the Delphi HRP if all the credited service described above were accrued in the Delphi HRP and the basic benefit (reduced for age where appropriate) for each year of credited service accrued under the Delphi HRP. Any applicable survivor benefit from the Delphi HRP would be on a pro-rata basis. All of the Delphi HRP terms will apply, including but not limited to the discontinuation of benefit payments upon death, an award of Social Security Disability Insurance Benefits, or cessation of pension benefits for any other reason.

b.	GM Responsibility
(i)	For those Returned Employees who are Delphi HRP participants, the GM HRP will recognize the Delphi HRP credited service accrued as of the date of commencement of GM Employment solely for eligibility for payment (but not for the determination of the amount of payment). Upon retirement from GM, the payment under the GM HRP will include a basic benefit (reduced for age where appropriate) for each year of credited service accrued under the GM HRP after employment under this process with GM commences, and any applicable supplement in an amount equal to the difference between the pro-rata share of the total benefit that would be payable under the GM HRP if all the credited service described above were accrued in the GM HRP and the basic benefit (reduced for age where appropriate) for each year of credited service accrued under the GM HRP after employment under this process with GM commences. Payment of any applicable survivor benefit from the GM HRP would be on a pro-rata basis. All of the GM HRP terms will apply, including but not limited to the discontinuation of benefit payments upon death, an award of Social Security Disability Insurance Benefits, or cessation of pension benefits for any other reason.

(ii)	Any Returned Employee who was not a Delphi HRP participant immediately prior to becoming a GM employee will be treated under the GM HRP as a new hire for all purposes except vesting. The GM

HRP will recognize each Returned Employee’s service at Delphi for purposes of vesting only.
c.	For purposes of paragraph 5 of this Attachment G, pro-rata will equal a percentage of the number of years of accrued credited service (including fractional years) under the Delphi HRP or GM HRP, as applicable, divided by the sum of the total years of credited service accrued under both plans.
6.	Wages — Tier I employees will receive the full rate of the GM job to which they are assigned in the same progression as they were at Delphi and based upon their wage rate as of the Effective Date of the IUE-CWA-Delphi-General Motors Memorandum of Understanding – Delphi Restructuring. Employees earning less than the GM starting rate of pay will begin at the GM starting rate of pay for the job to which they are assigned and progress in accordance with the 2003 GM-UAW National Agreement as amended from time to time for current active employees.

7.	No employee hired under this agreement by GM shall be subject to any probationary period.

8.	Employee hire dates by GM will be used as their GM plant seniority dates, except as provided in paragraph 10.

9.	Entitlement to active employee benefit coverage (health care, PSP, SUB, etc.) upon hire at GM will be based upon the current GM plan provisions as amended from time to time for current employees. For purposes of post-retirement benefits other than pensions, Returned Employees who were participants in the Delphi HRP will have their benefit treatment based on their combined GM HRP and Delphi HRP credited service. For purposes of all post-retirement benefits, Returned Employees who were not participants in the Delphi HRP will be treated as new hires as of the date they become Returned Employees.

10.	Each employee’s Delphi seniority date shall be used for vacation and any other paid time benefit affected by an employee’s length of service.

11.	Employees who are hired by GM will be eligible for a relocation allowance on the same basis as set forth in Paragraph (60a)(b) of the 2003 IUE-CWA – Delphi National Agreement except that Moraine employees shall be eligible for a relocation allowance of up to $67,000 for those situations requiring their relocation in excess of fifty (50) miles.

12.	GM will develop a process by which eligible Delphi employees can express their interest in being considered for employment opportunities with GM as openings that are designated as available for this opportunity arise. This process will be developed by GM and will be consistent with the provisions of the collective bargaining agreements that GM has in effect. The process will be communicated to eligible employees and applications will be processed through the National Employee Placement Center, beginning October 15, 2007 through November 30, 2007. The applications will then be processed consistent with the administrative rules developed by GM.

Attachment A-1 IUE-CWA Site Revenue & Headcount Projections August 4, 2007 Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408

Attachment A-1

Revenue – Headcount Projection – Warren

700
600
500
400
300
200
100
0
Revenue ($M)
647
595
581
480
418
254
613
604
553
540
444
Brown Line = Booked + Contract Extensions
Green Line = Total Site Revenue With Identified Projects
CY
2007
2008
2009
2010
2011
2012

	2007	2008	2009	2010	2011	2012
Average Headcount (Brown Line Revenue)	871	770	706	605	533	324
Average Headcount (Green Line Revenue)	871	794	733	696	690	568

DELPHI

Attachment A-1 Revenue – Headcount Projection – Warren 700 613 604 600 647 553 540 595 581 500 444 480 M) 400 $ ( 418 Revenue 300 254 200 Brown Line = Booked + Contract Extensions 100 Green Line = Total Site Revenue With Identified Projects 0 CY 2007 2008 2009 2010 2011 2012 Average Headcount 871 770 706 605 533 324 (Brown Line Revenue) Average Headcount 871 794 733 696 690 568 (Green Line Revenue) Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408

Attachment A-1

GM Major Products Pipeline – Warren

$ Millions Revenue	2007	2008	2009	2010	2011	2012
GMX351 Global Epsilon II Third Wave Chevy & Pontiac				17.5	38.1	35.4
C3XX Pickup						51.9
C3XX Utility					15.2	32.5
GMT7XX (Colorado/Canyon)				8.1	16.6	16.5
BEC Components						
GMT721/722/731/732/741/742 (Colorado/Canyon)				0.4	0.7	0.7
Tiers / Other Revenue	0.0	18.4	22.3	46.4	52.0	53.6
Sub Total Potential Programs	**0.0**	**18.4**	**22.3**	**72.4**	**122.6**	**190.6**
Total Potential Site Revenue	**647.1**	**613.1**	**603.7**	**552.6**	**540.3**	**444.2**

DELPHI

Delphi Confidential

For Discussion Only – Subject to Fed. R. EVID. 408

3

Attachment A-1 GM Major Products Pipeline – Warren CY 2007 2008 2009 2010 2011 2012 Brown Line 647.1 594.7 581.4 480.2 417.7 253.6 (Booked + NGM+Contract Extensions) Awarded Components/Cable/BECs for Unbooked Wiring Programs Reflects Component Penetration Agreement on Existing & Unbooked Programs
$ Millions Revenue GMX351 Global Epsilon II 17.5 38.1 35.4 Third Wave Chevy & Pontiac C3XX Pickup 51.9 C3XX Utility 15.2 32.5 GMT7XX 8.1 16.6 16.5 (Colorado/Canyon) BEC Components GMT721/722/731/732/741/742 0.4 0.7 0.7 (Colorado/Canyon) Tiers / Other Revenue 0.0 18.4 22.3 46.4 52.0 53.6 Sub Total 0.0 18.4 22.3 72.4 122.6 190.6 Potential Programs Total Potential 647.1 613.1 603.7 552.6 540.3 444.2 Site Revenue
Note: GM & Delphi have discussed & jointly agreed on the above specified new product program awards. Revenue estimates for these awards shown above are based upon volume, price, & market share data consistent with Delphi’s budget/business plan. Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408

Attachment A-1 Warren Product Plan GM-Delphi Proposal
Current Business 2008 2009 2010 2011 2012
Cable, Connector and Terminals — various programs running through 2009, 2010, 2011, 2012 GMT 201 -2008 GMX 001 — 2012 GMT 345 — 2011 GMX 211 — 2011 GMT 355 — 2010 GMX 222 — 2010 GMT 360 — 2009 GMX 272 — 2010 GMT 560 — 2012 GMX 365 — 2009 GMT 610 — 2012 GMX 381 — 2009 GMT 900 — 2012 GMX 384 — 2009 GMX 386 — 2010 *GMX353/354 Wiring Components — Epsilon II (Lacrosse/Aura) New Product Programs *GMX351 (386NG) Global Epsilon II Third Wave Chevy & Pontiac Wiring Components 2015
*C3XX Wiring Components 2015/2016 GMT7XX Series BEC Components 2015
*Global Compact (GMNA Chevy Look) Wiring Components 2013/2014 Awarded *Includes Cable, Connectors, Terminals & Resin Blend
GM Confidential

Attachment A-1

Revenue – Headcount Projection – Brookhaven

160
140
120
100
80
60
40
20
0
Revenue ($M)
141
133
115
107
85
38
137
118
111
105
103
Brown Line = Booked + Contract Extensions
Green Line = Total Site Revenue With Identified Projects
CY
2007
2008
2009
2010
2011
2012

Average Headcount (Brown Line Revenue)	295	291	290	288	248	122
Average Headcount (Green Line Revenue)	295	291	290	290	285	280

Attachment A-1 Revenue – Headcount Projection – Brookhaven 160 137 140 141 118 133 111 120 105 103 115 100 M) 107 $ ( Revenue 80 85 60 38 40 Brown Line = Booked + Contract Extensions 20 Green Line = Total Site Revenue With Identified Projects 0 CY 2007 2008 2009 2010 2011 2012
Average Headcount 295 291 290 288 248 122 (Brown Line Revenue)
Average Headcount
295 291 290 290 285 280
(Green Line Revenue)
Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408

Attachment A-1 GM Major Products Pipeline – Brookhaven
CY 2007 2008 2009 2010 2011 2012
Brown Line 140.9 133.4 115.2 107.3 85.3 37.5
(Booked + NGM+ Contract Extensions)
Awarded Components/BECs for Unbooked Wiring Programs
$ Millions Revenue GMX351 Global Epsilon II 0.2 0.4 0.3 Third Wave Chevy & Pontiac C3XX Pickup 0.5 C3XX Utility 0.3 0.6 BECs C3XX Pickup 34.9 C3XX Utility 15.5 29.2 Tiers / Other Revenue 3.8 2.8 3.4 3.0 0.0 Sub Total 3.8 2.8 3.6 19.2 65.5 Potential Programs Total Potential 140.9 137.2 118.0 110.9 104.5 103.0 Site Revenue
Note: GM & Delphi have discussed & jointly agreed on the above specified new product program awards. Revenue estimates for these awards shown above are based upon volume, price, & market share data consistent with Delphi’s budget/business plan. Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408

Attachment A-1 Brookhaven Product Plan
GM-Delphi Proposal Current Business 2008 2009 2010 2011 2012
GMT900 Series BECs LSR Seals — various programs running through 2009, 2010, 2011, 2012 GMT 201 — 2008 GMX 001 — 2012 GMT 345 — 2011 GMX 211 — 2011 GMT 355 — 2010 GMX 222 — 2010 GMT 360 — 2009 GMX 272 — 2010 GMT 560 — 2012 GMX 365 — 2009 GMT 610 — 2012 GMX 381 — 2009 GMT 900 — 2012 GMX 384 — 2009 GMX 386 — 2010 New Product Programs GMX351 (386NG) Global Epsilon II Third Wave Chevy & Pontiac LSR Seals 2015
C3XX LSR Seals & BECs 2015/2016 C3XX BECs 2015/2016 Global Compact (GMNA Chevy Look) LSR Seals 2013/2014 Awarded
GM Confidential

Attachment A-1

Revenue – Headcount Projection – Clinton

250
200
150
100
50
0
Revenue ($M)
204
177
173
150
150
148
147
137
130
116
81
Brown Line = Booked + Contract Extensions
Green Line = Total Site Revenue With Identified Projects
CY
2007
2008
2009
2010
2011
2012

Average Headcount (Brown Line Revenue)	353	318	272	254	243	152
Average Headcount (Green Line Revenue)	353	325	277	277	277	218

DELPHI

Delphi Confidential

For Discussion Only – Subject to Fed. R. EVID. 408

8

Attachment A-1 Revenue – Headcount Projection – Clinton 250 200 204 177 150 150 148 173 M) 150 $ ( 147 116 Revenue 137 130 100 81 50 Brown Line = Booked + Contract Extensions Green Line = Total Site Revenue With Identified Projects 0 CY 2007 2008 2009 2010 2011 2012
Average Headcount 353 318 272 254 243 152 (Brown Line Revenue)
Average Headcount
353 325 277 277 277 218
(Green Line Revenue)
Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408

Attachment A-1

GM Major Products Pipeline – Clinton

$ Millions Revenue	2007	2008	2009	2010	2011	2012
GMX351 Global Epsilon II Third Wave Chevy & Pontiac				4.5	9.9	9.2
C3XX Pickup						13.2
C3XX Utility					3.9	8.3
GMT7XX (Colorado/Canyon)				2.1	4.3	4.3
Tiers / Other Revenue	0.0	3.9	2.6	5.9	0.0	0.0
Sub Total Potential Programs	**0.0**	**3.9**	**2.6**	**12.5**	**18.1**	**35.0**
Total Potential Site Revenue	**204.4**	**177.2**	**150.1**	**150.0**	**147.6**	**116.3**

DELPHI

Attachment A-1 GM Major Products Pipeline – Clinton
CY 2007 2008 2009 2010 2011 2012
Brown Line 204.4 173.3 147.5 137.5 129.5 81.3
(Booked + NGM+Contract Extensions)
Awarded Components/Cable/BECs for Unbooked Wiring Programs Reflects Component Penetration Agreement on Existing & Unbooked Programs
$ Millions Revenue GMX351 Global Epsilon II 4.5 9.9 9.2 Third Wave Chevy & Pontiac C3XX Pickup 13.2 C3XX Utility 3.9 8.3 GMT7XX 2.1 4.3 4.3 (Colorado/Canyon) Tiers / Other Revenue 0.0 3.9 2.6 5.9 0.0 0.0 Sub Total 0.0 3.9 2.6 12.5 18.1 35.0 Potential Programs Total Potential 204.4 177.2 150.1 150.0 147.6 116.3 Site Revenue
Note: GM & Delphi have discussed & jointly agreed on the above specified new product program awards. Revenue estimates for these awards shown above are based upon volume, price, & market share data consistent with Delphi’s budget/business plan. Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408

Attachment A-1 Clinton Product Plan
GM-Delphi Proposal Current Business 2008 2009 2010 2011 2012
Cable, Connector and Terminals — various programs running through 2009, 2010, 2011, 2012 GMT 201 — 2008 GMX 001 — 2012 GMT 345 — 2011 GMX 211 — 2011 GMT 355 — 2010 GMX 222 — 2010 GMT 360 — 2009 GMX 272 — 2010 GMT 560 — 2012 GMX 365 — 2009 GMT 610 — 2012 GMX 381 — 2009 GMT 900 — 2012 GMX 384 — 2009 GMX 386 — 2010 New Product Programs GMX351 (386NG) Global Epsilon II Third Wave Chevy & Pontiac Cable & Connectors 2015
C3XX Cable & Connectors 2015/2016 Global Compact (GMNA Chevy Look) Cable & Connectors 2013/2014 Awarded
GM Confidential

Attachment A-1

Revenue – Headcount Projection – Gadsden

80
70
60
50
40
30
20
10
0
Revenue ($M)
63
62
62
62
62
62
25
Brown Line = Booked + Contract Extensions
Dashed Green Line = Total Potential Site Revenue With Identified Projects
CY
2007
2008
2009
2010
2011
2012

Average Headcount (Brown Line Revenue)	218	218	218	218	218	95
Average Headcount (Green Line Revenue)	218	218	218	218	218	TBD

DELPHI

Attachment A-1 Revenue – Headcount Projection – Gadsden 80 70 63 62 60 62 62 62 62 50 M) $ ( Revenue 40 30 25 20 Brown Line = Booked + Contract Extensions 10 Dashed Green Line = Total Potential Site Revenue With Identified Projects 0 CY 2007 2008 2009 2010 2011 2012
Average Headcount 218 218 218 218 218 95 (Brown Line Revenue)
Average Headcount
218 218 218 218 218 TBD
(Green Line Revenue)
Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408

Attachment A-1

Major Products Pipeline – Gadsden

$ Millions Revenue

CY	2007	2008	2009	2010	2011	2012
Brown Line (Booked + Contract Extensions)	63.4	62.1	62.1	62.1	62.1	25.3
Potential Opportunities						
W164 IP Replaced With W166 (Not Awarded)	0.0	0.0	0.0	0.0	0.0	36.8
Total Potential Site Revenue	**63.4**	**62.1**	**62.1**	**62.1**	**62.1**	**62.1**

DELPHI

Delphi Confidential

For Discussion Only – Subject to Fed. R. EVID. 408

12

Attachment A-1 Major Products Pipeline – Gadsden
$ Millions Revenue CY 2007 2008 2009 2010 2011 2012 Brown Line 63.4 62.1 62.1 62.1 62.1 25.3 (Booked + Contract Extensions) Potential Opportunities W164 IP Replaced With W166 0.0 0.0 0.0 0.0 0.0 36.8 (Not Awarded)
Total Potential 63.4 62.1 62.1 62.1 62.1 62.1
Site Revenue
Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408

Attachment A-1

Revenue – Headcount Projection – Kettering

250
200
150
100
50
0
Revenue ($M)
235
116
97
64
10
0
112
129
111
101
Brown Line = Booked + Contract Extensions
Dashed Green Line = Total Potential Site Revenue With Identified Projects
CY
2007
2008
2009
2010
2011
2012

Average Headcount (Green Line Revenue)	*688	325 - 350	275 - 300	275 - 300	200 - 225	200 - 225

DELPHI

Attachment A-1 Revenue – Headcount Projection – Kettering 250 235 Brown Line = Booked + Contract Extensions Dashed Green Line = Total Potential Site Revenue With Identified Projects 200 M) 150 129 $ ( Revenue 112 111 101 116 100 97 50 64 10 0 0 CY 2007 2008 2009 2010 2011 2012
Average Headcount *688 325 — 350 275 — 300 275 — 300 200 — 225 200 — 225 (Green Line Revenue)
*2007 Headcount (Green Line) = Actual Plant Headcount (05 July 2007) Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408

Attachment A-1 GM Major Products Pipeline – Kettering
$ Millions Revenue CY 2007 2008 2009 2010 2011 2012
Brown Line 235.0 116.3 97.3 63.9 10.2 0.0
(Booked + Contract Extensions) Potential New Product Programs Delta II Front Strut 0.0 0.0 2.3 24.0 31.4 31.4
Epsilon II Front Strut 0.0 0.0 4.8 12.6 28.2 28.2
GMX551 Front Strut 0.0 0.0 0.8 11.8 12.4 12.4
GMX551 Rear Shock Asm 0.0 0.0 0.4 5.0 5.2 5.2
GMX521 Front Strut 0.0 0.0 4.3 6.6 6.2 6.2
GMX521 Rear Shock Asm 0.0 0.0 1.8 2.8 2.6 2.6
GMX511 Front Strut 0.0 0.0 0.0 1.9 2.2 2.2
GMX511 Rear Shock Asm 0.0 0.0 0.0 0.8 0.9 0.9
GMX556 Front Strut 0.0 0.0 0.0 0.0 4.9 4.9
GMX556 Rear Shock Asm 0.0 0.0 0.0 0.0 2.0 2.0
GMX553 Front Strut 0.0 0.0 0.0 0.0 3.2 3.2
GMX553 Rear Shock Asm 0.0 0.0 0.0 0.0 1.4 1.4
Sub Total 0.0 0.0 14.4 65.4 100.5 100.6
Potential Programs Total Potential 235.0 116.3 111.7 129.3 110.8 100.6
Site Revenue
Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408

Attachment A-1 Kettering Product Plan GM Proposal
New Opportunities 2008 2009 2010 2011 2012
Delta II Front Strut Module Epsilon II Front Strut GMX551 Front Strut GMX551 Rear Shock Asm GMX521 Front Strut GMX521 Rear Shock Asm GMX511 Front Strut GMX511 Rear Shock Asm GMX556 Front Strut GMX556 Rear Shock Asm GMX553 Front Strut GMX553 Rear Shock Asm
GM Confidential

Term Sheet – Delphi Pension Freeze and Cessation of OPEB, and
GM Consensual Triggering of Benefit Guarantee
1)	This Term Sheet sets forth the agreement of General Motors Corporation (“GM”), Delphi Corporation, or any successor to Delphi as a result of the acquisition of substantially all the stock or assets of Delphi Corporation or a merger of Delphi Corporation, or any plan sponsor of the Delphi Hourly-Rate Employees Pension Plan (“Delphi”), and the International Union of Electronic, Electrical, Salaried, Machine and Furniture Workers-Communications Workers of America and its applicable Local Unions (“IUE-CWA”) regarding the freeze of the 2003 Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”), Delphi’s cessation of post-retirement health care benefits and employer-paid post-retirement life insurance benefits (hereinafter referred to as “OPEB”), and the terms of a consensual triggering and application of the Benefit Guarantee agreement between GM and the IUE-CWA, dated November 13, 1999 and signed November 14, 1999 (“Benefit Guarantee”). For purposes of this Term Sheet, the term “Covered Employee” means those International Union of Electronic, Electrical, Salaried, Machine and Furniture Workers, AFL-CIO represented Delphi employees who had unbroken seniority and were employed by GM under the terms of the 1996 GM-International Union of Electronic, Electrical, Salaried, Machine and Furniture Workers, AFL-CIO National Agreement as of the spin-off of Delphi from GM on May 28, 1999 who were not employed under a competitive wage agreement as of May 28, 1999, i.e., Tier II or Tier III employees, provided however, that IUE-CWA represented employees who were employed as of May 28, 1999 and were initially hired under a competitive wage agreement that provided for them to grow into full parity for all purposes, including but not limited to all benefit participation on the same basis as non-competitive hire employees and the ability to grow into full wage parity, are also Covered Employees, provided further that IUE-CWA represented employees who retired on or before July 1, 2007 and are receiving Delphi paid post-retirement health care benefits under the terms of the Delphi Health Care Program for Hourly Employees will be considered a Covered Employee for purposes of the OPEB provisions of this Term Sheet. Except as otherwise expressly stated herein, the terms of the respective Delphi and GM employee benefit plans and programs will govern. This Term Sheet does not, and is not intended to, constitute an employee benefit plan under the meaning of ERISA.
2)	The parties acknowledge that this Term Sheet will become effective (the “Effective Date”) when all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) the entry of an approval order by the Bankruptcy Court in Delphi’s chapter 11 cases approving the IUE-CWA-Delphi-GM Memorandum of Understanding-Delphi Restructuring which incorporates (among other subject matters) this Term Sheet and approves modifications to the existing collective bargaining agreements between Delphi and the IUE-CWA resolving any Section 1113 and 1114 motions pending in the Bankruptcy Court as between Delphi and the IUE-CWA; (b) successful ratification by the IUE-CWA membership of such of the agreements referred to in the preceding clause as are determined by the IUE-

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CWA to require such ratification; (c) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them; and (d) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases (the “Plan”) and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Term Sheet and the comprehensive settlement agreement between Delphi and GM.
          Pensions
3)	Pursuant to the Plan and this Term Sheet, Delphi will as of the first of the month next following the Effective Date or as soon as practicable thereafter in accordance with applicable law (the “Freeze Date”), amend the Delphi HRP so as to freeze benefit accruals for future credited service in the Delphi HRP, except as set forth in paragraph 4.b. of this Term Sheet.

4)	With regard to such amendment and freeze of the Delphi HRP, Delphi will cause the frozen Delphi HRP to pay benefits in accordance with the terms of the Delphi HRP and applicable law. In this regard, the parties agree as follows:
a)	Covered Employees, who are retired as of the Freeze Date, will continue to be eligible for and receive from the Delphi HRP all benefits, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date.

b)	Delphi employees who are participants in the Delphi HRP (without regard to whether they are also “Covered Employees”) who are participants in the IUE-CWA-GM-Delphi Special Attrition Program or any special attrition program provided for in the IUE-CWA-Delphi-GM Memorandum of Understanding-Delphi Restructuring (collectively the “SAP”), and who are not retired or separated from service under the SAP as of the Freeze Date, will receive credited service in the Delphi HRP for all purposes, including but not limited to eligibility, vesting and future benefit accruals, as if there were no freeze, until the earlier of their retirement or separation from service under the terms of the SAP. For the avoidance of doubt, the Delphi HRP is solely responsible for all credited service for accrual, vesting and eligibility purposes for all Delphi participants in the SAP, including but not limited to participants in the pre-retirement program option. Further, all Delphi SAP participants will be eligible for and will receive full Delphi HRP benefits upon their retirement under the terms of the SAP, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date. Delphi SAP participants are not eligible to receive Delphi contributions or matching contributions under any Delphi defined contribution pension plan.

c)	Covered Employees (other than those referred to in paragraph 4.b. of this Term Sheet) who are eligible to retire as of the Freeze Date will, upon their retirement,

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receive from the frozen Delphi HRP all benefits provided for in the Delphi HRP under the terms in effect as of the date immediately preceding the Effective Date, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP.
d)	Covered Employees (other than those referred to in paragraph 4.b. of this Term Sheet) who become eligible to retire after the Freeze Date, when taking into account Delphi credited service, their age at retirement, any GM credited service provided for under paragraph 8. of this Term Sheet, and any other applicable credited service (including credited service as recognized by the Delphi HRP in accordance with paragraph 5 of this Term Sheet), will upon their retirement receive from the Delphi HRP all benefits provided for in the Delphi HRP, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP under the terms in effect as of the date immediately preceding the Effective Date.

e)	For the avoidance of doubt, Covered Employees referred to in paragraphs 4.c. and 4.d. of this Term Sheet, will, upon retirement, receive from the Delphi HRP in addition to any other applicable Delphi HRP benefits the:
i.	full amount of the 30 & out benefit (except as specified in paragraph 9 of the Term Sheet for Covered Employees who return to GM under any applicable IUE-CWA-GM-Delphi agreement permitting such return) through age 62 and one month, or the 80% date for those born on or before September 14, 1945, including, but not limited to, the full Early Retirement Supplement, in effect as of the date immediately preceding the Effective Date;

ii.	portion of the Interim Supplement (which is applicable in both 85 point and 60 & 10 retirements) in effect under the Delphi HRP based on the credited service accrued as of the date immediately preceding the Freeze Date and age at the time of retirement; and

iii.	portion of the Temporary Benefit (T&PD and mutual retirements) in effect under the Delphi HRP based on the credited service accrued as of the date immediately preceding the Freeze Date, not to exceed 30 years.
f)	For the avoidance of doubt, no Delphi HRP participants, including the Covered Employees referred to in paragraphs 4.a. through 4.d. of this Term Sheet, will receive lump sum payments or any increase in benefits above the level of those provided for in the Delphi HRP as of January 1, 2007, except as may be mutually agreed by the IUE-CWA and Delphi after the term of the extended 2003 IUE-CWA-Delphi National Agreement, i.e. after October 12, 2011. Additionally, no new participants will be allowed to join the frozen Delphi HRP.

g)	Until the Freeze Date, Covered Employees who buydown, pursuant to the IUE-CWA-Delphi-GM Memorandum of Understanding-Delphi Restructuring will

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continue to receive credited service in the Delphi HRP for all purposes, including but not limited to, eligibility, vesting, and future benefit accruals under the same terms and conditions in the Delphi HRP as prior to the buydown. During this period, such Covered Employees will not be eligible for any other corporation provided defined benefit or defined contribution pension benefits or accruals. At the expiration of this period they will become eligible to participate in all benefit plans at their location on the same basis as other IUE-CWA employees at such location.

h)	Covered Employees who continue to be employed by Delphi, or any Delphi operation divested after October 8, 2005, after the period of time they are eligible to accrue credited service in the GM HRP under paragraph 8.a. of this Term Sheet will become eligible to receive any applicable Delphi contributions or matching contributions under any Delphi defined contribution pension plan following the expiration of such period.
5)	After the Freeze Date, all Delphi HRP participants (other than those referred to in paragraph 4.b. of this Term Sheet), including, but not limited to, Covered Employees who are employed at a Delphi operation divested after October 8, 2005, who had not retired or separated from service as of the Freeze Date will, subject to the other terms of the Delphi HRP in effect as of the date immediately preceding the Effective Date, be treated in the Delphi HRP as active participants for all purposes, other than future benefit accruals based on additional credited service, for all periods of time on or after the Freeze Date and prior to retirement or separation from service from Delphi, GM, or any Delphi operation divested after October 8, 2005; provided, however, that for GM or any Delphi operation divested after October 8, 2005 and prior to the Effective Date such active participant treatment is subject to paragraph 6 of this Term Sheet. Treatment of employees who return to GM under any applicable IUE-CWA-GM-Delphi agreement permitting such return is addressed in paragraph 9 of this Term Sheet.
6)	The Delphi HRP’s ability to treat separated employees who are employed at GM or a Delphi operation divested after October 8, 2005 and prior to the Effective Date, as active participants for all purposes other than future benefit accruals based on additional credited service in accordance with paragraph 5 of this Term Sheet is contingent upon Delphi obtaining all required governmental approvals (which Delphi is seeking). If Delphi does not obtain such governmental approvals, Delphi will provide an alternative to enable such participants to continue to accrue credited service for purposes of vesting and eligibility to retire the same as other similar active Delphi HRP participants. For separated employees employed at GM in accordance with any applicable IUE-CWA-GM-Delphi agreement permitting such return prior to the Effective Date, such alternatives include, but are not limited to, amending the frozen Delphi HRP on a retroactive basis (i.e., after the Effective Date) to recognize credited service with GM for purposes of vesting and eligibility (but not benefit accrual). For separated employees employed at a Delphi operation divested after October 8, 2005 and prior to the Effective Date, such alternatives include, but are not limited to, temporarily leasing the employees to a successor

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employer or amending the frozen Delphi HRP on a retroactive basis (i.e., after the Effective Date) to recognize credited service with a successor employer for purposes of vesting and eligibility (but not benefit accrual).
7)	In furtherance of the Plan, the parties agree that Delphi’s action to freeze the Delphi HRP as set forth in paragraph 3. of this Term Sheet will trigger sections b. and e. of the Benefit Guarantee for Covered Employees as of the Freeze Date.
8)	In accordance with GM’s obligations under section b. of the Benefit Guarantee, GM and the IUE-CWA agree that as of the Freeze Date the General Motors Hourly-Rate Employees Pension Plan (“GM HRP”) will be amended to provide the following:
a)	Covered Employees, who are Delphi employees as of the Freeze Date or Covered Employees who are employed at a Delphi operation divested after October 8, 2005 and prior to the Freeze Date (other than those referred to in paragraph 4.b. of this Term Sheet), will be eligible to accrue credited service under the GM HRP for all purposes, including but not limited to eligibility, vesting, and future benefit accruals for the seven (7) year period commencing on the Freeze Date. Any such benefits provided by the GM HRP shall be at the level and scope in effect at Delphi on the day immediately preceding the Effective Date and shall be secondary to benefits provided by Delphi, the Delphi HRP, any Delphi operation divested after October 8, 2005 or any benefit plan of such operation, any of their subsidiaries, affiliates or successors or associated pension plans, and/or the PBGC. In no event shall the GM HRP provide pension benefits on such credited service at a level and scope that exceeds that being provided to hourly retirees of GM. The amount of such credited service accrued will equal:
i.	the amount of credited service that, but solely for the Freeze, would have been earned after the Freeze Date under Article III of the Delphi HRP in effect as of the date immediately preceding the Effective Date; and

ii.	to the extent not taken into account in paragraph 8.a.(i) of this Term Sheet, the amount of credited service that, but solely for the Freeze and divestiture, would have been earned while working after the Freeze Date at any Delphi operation divested after October 8, 2005.
Nothing in this Term Sheet shall be deemed to require GM to grant credited service beyond that described in this section 8.a. Employees shall be provided only the amount of credited service earned as described in this section 8.a, and shall not receive credited service otherwise.

b)	In regard to the credited service accrued in the GM HRP under paragraph 8.a. of this Term Sheet, the GM HRP will recognize Delphi HRP credited service accrued prior to the Freeze Date for purposes of vesting and eligibility to retire for any Covered Employee. No other Delphi HRP credited service will be recognized by the GM HRP.

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c)	The GM HRP benefit payable to a Covered Employee, who retires as a normal retirement under Article II, section 1. of the Delphi HRP and GM HRP, will be a Basic Benefit based on GM HRP credited service accrued under paragraph 8.a. of this Term Sheet and the rates in effect under the Delphi HRP as of the Effective Date.

d)	The GM HRP benefit payable to a Covered Employee, who retires under Article II, section 2(a)(3) of the Delphi HRP and GM HRP with 30 or more years of credited service prior to age 62 and one month, will be a Basic Benefit payable beginning at age 62 and one month based on the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet and the rates in effect under the Delphi HRP as of the Effective Date.

e)	The GM HRP benefit payable to a Covered Employee, who retires under the Delphi HRP and GM HRP prior to age 65 with 85 Points or age at least 60 with 10 or more years of credited service, under Article II, section 2(a)(1) or 2(a)(2) of the Delphi HRP and GM HRP or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the GM HRP, or for the Kettering Ohio, Moraine Ohio and Anaheim California plants only, as a retirement under mutually satisfactory conditions pursuant to Article II, section 2(b) of the Delphi HRP, will consist of the following:
i.	the Basic Benefit based on the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet, age at time of retirement, and the rates in effect under the Delphi HRP as of the Effective Date. Such benefits from the GM HRP are payable beginning upon the date of retirement and will be redetermined, if applicable at age 62 and one month, under the terms of the Delphi HRP in effect as of the date immediately preceding the Effective Date; and

ii.	if applicable, an interim supplement based on the rates in effect under the Delphi HRP as of the date immediately preceding the Effective Date for the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet and age at time of retirement. The duration of such interim supplement is modified as set forth in the letter in the Delphi HRP entitled Social Security.

iii.	if applicable, a temporary benefit based on the rates in effect under the Delphi HRP as of the date immediately preceding the Effective Date for the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet. Provided, however, that such number of years of credited service when added to the number of years of credited service in the Delphi HRP will not exceed 30. The duration of such temporary benefit is modified as set forth in the letter in the Delphi HRP entitled Social Security.

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f)	Any Covered Employee who, after considering: i) the credited service accrued in the GM HRP under paragraph 8.a. of this Term Sheet; ii) the Delphi HRP credited service recognized in the GM HRP for eligibility to retire under paragraph 8.b. of this Term Sheet; and iii) age at retirement or separation from service from Delphi, or any Delphi operation divested after October 8, 2005, is not eligible for retirement under the GM HRP as described in paragraph 8.c., 8.d., or 8.e. of this Term Sheet, will receive only a deferred vested benefit from the GM HRP based on the years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet. The Basic Benefit will be based on the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet, age at time of benefit commencement, and the rates in effect under the Delphi HRP as of the date immediately preceding the Effective Date. Additionally, if Delphi does not obtain all required government approvals referenced in paragraph 5 of this Term Sheet and does not otherwise treat a participant as an active participant as described in paragraph 5 of this Term Sheet, such participant will receive only a deferred vested benefit from the GM HRP based on the years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet. The Basic Benefit will be based on the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet, age at time of benefit commencement, and the rates in effect under the Delphi HRP as of the date immediately preceding Effective Date. Neither GM, nor the GM HRP, will have any obligation to supplement the deferred vested amounts set forth above.

g)	Provided that Delphi complies with its obligations set forth in sections 3, 4, and 5 of this Term Sheet, GM’s adherence to the provisions of sections 8.a through 8.f of this Term Sheet shall constitute full compliance with its obligations under section b. of the Benefit Guarantee.

h)	For the avoidance of doubt, for the purposes of paragraph 8 of this Term Sheet for Covered Employees who have not retired or separated from service from Delphi, GM, or any Delphi operation divested after October 8, 2005, the GM HRP will continue to recognize the growth in age of such Covered Employees during the period they are considered an active participant in the Delphi HRP pursuant to paragraph 5 of this Term Sheet. For purposes of such recognition of growth in age in the GM HRP, such Covered Employees will not be considered by the GM HRP to have separated from service from GM on a “time for time” basis during the period they are considered an active participant in the Delphi HRP pursuant to paragraph 5 of this Term Sheet.
9)	The parties agree that the pension benefits payable to Covered Employees who return to GM under any applicable IUE-CWA-GM-Delphi agreement permitting such return will be as provided for in such agreement. Unless GM and the IUE-CWA otherwise agree in future bargaining, the benefit rate applicable to any service accrued in the GM HRP under paragraph 8.a. of this Term Sheet will be the rate in effect in the Delphi HRP on the Effective Date. Unless Delphi and the IUE-CWA otherwise agree in future bargaining after the term of the extended 2003 IUE-CWA-

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Delphi National Agreement, i.e., after October 12, 2011, the Delphi HRP, the benefit rate applicable to service accrued in the Delphi HRP will be the rate in effect under the Delphi HRP on the date immediately preceding the Effective Date.

10)	In regard to the triggering of section e. of the Benefit Guarantee as of the Freeze Date, no benefits will be paid pursuant to section e. of the Benefit Guarantee unless Delphi or the Delphi HRP fail to pay pension benefits to Covered Employees as set forth in this Term Sheet. Any benefits provided pursuant to section e. of the Benefit Guarantee will when combined with any pension benefits received (x) from a pension plan sponsored by Delphi, any of its subsidiaries or affiliates or any of their successor company(ies), (y) from the PBGC, and/or (z) from a pension plan sponsored by GM, result in the retired Covered Employees receiving pension benefits equal to those called for in the IUE-CWA-Delphi agreement applicable as of the date immediately preceding the Freeze Date.
11)	In the event that anytime after the Freeze Date, the Delphi HRP is terminated or Delphi further amends the Delphi HRP in a manner that diminishes the benefits from the Delphi HRP to a level below those required by this Term Sheet, sections b. and e. of the Benefit Guarantee will continue in full force and effect with respect to such subsequent termination and/or amendment, regardless of whether such subsequent termination and/or amendment occurs before or after the eighth anniversary of the effective date of the 1999-2003 GM-IUE-CWA National Agreement.
12)	For purposes of determining Base Hourly Rate in the Delphi HRP and the GM HRP for all Covered Employees who are SAP participants, the highest straight time hourly rate plus any cost-of-living allowance in effect during the last 13 consecutive pay periods the Covered Employee actually worked will be utilized. For all other Covered Employees, Base Hourly Rate for purposes of then Delphi HRP and GM HRP will be the higher of Base Hourly Rate calculated (a) on the day preceding the date they transition to employment under new terms and conditions of an IUE-CWA-Delphi agreement or (b) on the date of retirement. The Delphi HRP and GM HRP benefit class code applied to a Covered Employee who becomes covered by new terms of an IUE-CWA-Delphi agreement will be no lower than the benefit class code in effect for such employee on the date immediately preceding their becoming covered by such agreement.
13)	The parties agree that, except as otherwise mutually agreed by the IUE-CWA and Delphi after the term of the extended 2003 IUE-CWA-Delphi National Agreement, i.e. after October 12, 2011, Delphi will not amend the frozen Delphi HRP or successor plan to allow for lump sum distributions, to provide a more lucrative benefit formula, or to provide for an expansion of credited service provisions or benefits. Additionally, at no time shall Delphi take such actions at levels exceeding those provided for in the GM HRP as the GM HRP may be amended from time to time, unless all GM and GM HRP obligations under sections b. and e. of the Benefit Guarantee are extinguished. Except as otherwise mutually agreed by the IUE-CWA and Delphi after the term of the extended 2003 IUE-CWA-Delphi National

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Agreement, i.e., after October 12, 2011, the Delphi HRP will not be required to recognize any extra grants of age or credited service, or other acceleration of retirement eligibility not provided for under the terms of the GM HRP as of the date immediately preceding the Effective Date, given to Delphi IUE-CWA employees who return to GM under any applicable IUE-CWA-GM-Delphi agreement permitting such return.

OPEB

14)	Pursuant to the Plan and this Term Sheet, as of the Effective Date or as soon as practicable thereafter in accordance with applicable law and administrative requirements (the “Cessation Date”), Delphi will cease to provide, offer, or have any liability for OPEB to its IUE-CWA represented hourly employees and retirees and their spouses, surviving spouses, dependents or other beneficiaries. The cessation will be administered on a “claims incurred” basis, and Delphi will therefore retain responsibility for all claims incurred but either unfiled or unpaid as of the Cessation Date. This cessation will include elimination of the Special Benefit relating to Medicare Part B.
15)	In furtherance of the Plan and this Term Sheet, the parties agree that Delphi’s action to cease providing or offering OPEB on the basis referred to in paragraph 14 of this Term Sheet will trigger sections c. and d. of the Benefit Guarantee as of the Cessation Date as set forth herein. The parties further agree that the scope or manner in which GM satisfies its obligations under sections c. and d. of the Benefit Guarantee and this Term Sheet will not result in OPEB liability to Delphi. The parties further agree that GM will not satisfy its obligations under the Benefit Guarantee and this Term Sheet by reimbursing employees for COBRA continuation premiums.
16)	The parties agree to fully cooperate with the efficient transfer of administrative responsibilities from Delphi to GM so that the Cessation Date will be the Effective Date or as soon as possible after the Effective Date, but in no case later than 3 months after the Effective Date (unless mutually agreed to by the parties). The parties further agree that there may be differing Cessation Dates for different portions of post-retirement medical plan benefits depending on the benefit and how quickly administrative responsibilities can be transferred. The parties further agree that the Cessation Date shall not occur unless and until GM is prepared to assume responsibility for all covered claims incurred on and after the Cessation Date, in order to assure a smooth transition of the obligation.
17)	In full satisfaction of the GM’s obligations under sections c. and d. of the Benefit Guarantee, GM agrees to provide post-retirement medical and employer paid post-retirement life insurance to eligible Covered Employees as described herein. The parties further agree that the Special Benefit described in Article 5 of the IUE-CWA-Delphi health care agreement is a post-retirement medical benefit as defined in paragraph c.2 of the Benefit Guarantee, and is therefore covered by the Benefit

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Guarantee and the obligations set forth in the preceding sentence. The parties further agree as follows:
A.	This triggering of sections c. and d. of the Benefit Guarantee shall apply only to Covered Employees :
i.	who as of the Effective Date are retired from Delphi with eligibility for OPEB under the terms of the 1999 or 2003 Delphi-IUE-CWA National Agreements;

ii.	who as of the Effective Date are eligible to retire from Delphi on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out ), or for the Kettering Ohio, Moraine Ohio and Anaheim California plants only, as a retirement under mutually satisfactory conditions pursuant to Article II, section 2(b) of the Delphi HRP, with OPEB under the terms of the 2003 Delphi-IUE-CWA National Agreement in effect on the date immediately preceding the Effective Date;

iii.	who when considering all Delphi HRP credited service accrued prior to the Freeze Date and GM HRP credited service obtained pursuant to paragraph 8.a. of this Term Sheet, become eligible to retire on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out) or for the Kettering Ohio, Moraine Ohio and Anaheim California plants only, as a retirement under mutually satisfactory conditions pursuant to Article II, section 2(b) of the Delphi HRP or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the GM HRP, within 7 years of the Effective Date; or

iv.	who when considering all Delphi HRP credited service accrued prior to the Freeze Date and GM HRP credited service obtained pursuant to paragraph 8.a. of this Term Sheet have ten (10) years of credited service within 7 years of the Effective Date and have attained age 55 within 7 years of the Effective Date.
B.	The parties agree that there is no triggering of sections c. and d. of the Benefit Guarantee for any Covered Employees other than those specifically identified in sub-paragraph A. of this paragraph of the Term Sheet.

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C.	All post-retirement medical benefits provided with respect to Covered Employees by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees (provided however that the Covered Employees referenced in paragraph 17.A.(iv) of this Term Sheet, upon their retirement or separation from service from Delphi, GM, and any Delphi operation divested after October 8, 2005, will be treated for OPEB purposes as if they are eligible to retire) . As such, GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151),, on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program.

D.	All employer-paid post-retirement Basic Life Insurance benefits provided with respect to Covered Employees by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Life and Disability Benefits Program for Hourly Employees (provided however that the Covered Employees referenced in paragraph 17.A.(iv) of this Term Sheet, upon their retirement or separation from service from Delphi, GM, and any Delphi operation divested after October 8, 2005, will be treated for OPEB purposes as if they are eligible to retire) and will be at the level provided for Delphi IUE-CWA retirees on the date immediately preceding the Effective Date, provided however that in no event shall GM be required to provide benefits to Covered Employees at a level and scope that exceeds that being provided for IUE-CWA-represented hourly retirees of GM.

E.	The parties also agree that, if any Covered Employee other than those specifically identified in sub-paragraph A of this paragraph of the Term Sheet does not return to GM under and subject to the terms of an IUE-CWA-GM-Delphi agreement permitting such return or per the SAP, he or she will be deemed ineligible for OPEB from GM or Delphi. Provided however, that if a Covered Employee meets all of the following conditions: (a) is on an approved Extended Disability Leave of Absence from Delphi as of the Effective Date; (b) cannot become eligible to retire with GM post-retirement medical and employer paid post-retirement life insurance pursuant to paragraph 17. A. of this Term Sheet; (c) has applied for a Total and Permanent Disability retirement under Article II, Section 3 of the Delphi HRP within 7 years of the Effective Date and if approved retires; (d) meets the requirements to retire with GM provided post-retirement medical and employer paid post-retirement life insurance under the provisions of paragraph 17 of this Term Sheet without regard to the reference to “within 7 years of the Effective Date” contained in paragraph

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17.A. iii. of this Term Sheet; and (e) has unbroken seniority with Delphi when they retire; such Covered Employee will be treated as a flowback to GM “check the box” only for purposes of post-retirement medical and employer paid post-retirement life insurance. This provision addressing Covered Employees on Extended Disability Leave from Delphi will not apply to any other leave of absence, paid or unpaid, and does not impact any pension provision in this Term Sheet.
       General Provisions
18)	It is the intent of the parties that, except as specifically required by this Term Sheet, no employee covered by this Term Sheet can simultaneously receive, earn or accrue credited service, pension contributions, OPEB contributions or eligibility in more than one pension or OPEB plan sponsored or funded by GM, Delphi, a successor company and/or any Delphi operation divested after October 8, 2005, i.e. no “double dip”. As a result, the parties agree as follows:
a)	During the period of time a Covered Employee is eligible to accrue credited service in the GM HRP under paragraph 8.a. of this Term Sheet, such Covered Employee will not be eligible to receive Delphi contributions or matching contributions under any Delphi defined contribution pension plan, or receive accruals in or contributions to any other defined benefit or defined contribution pension plan that is established or maintained by Delphi, a successor company or any Delphi operation divested after October 8, 2005;

b)	Neither Delphi, a successor company, nor any Delphi operation divested after October 8, 2005 will provide any payments, contributions or accruals relating to OPEB to any Covered Employee who can attain eligibility to receive OPEB from GM pursuant to paragraph 17 of this Term Sheet; and

c)	Neither Delphi, a successor company, nor any Delphi operation divested after October 8, 2005 will provide any payments, contributions or accruals relating to OPEB to any Covered Employee or other employee who attains eligibility for GM provided or GM funded OPEB through any means.
19)	Delphi, GM, and the IUE-CWA agree to make all collective bargaining agreement, pension, and benefit plan amendments and modifications necessary to implement and comply with the terms contained herein.
20)	Covered Employees electing a Buy Down under the IUE-CWA-Delphi-GM Memorandum of Understanding Delphi Restructuring will retain eligibility for OPEB and pension benefit treatment under this Term Sheet without regard to such election.
21)	This Term Sheet shall not be effective unless the confirmation order approving the Plan incorporates and approves all of the terms of this Term Sheet (including the releases provided for herein), does not include terms that are inconsistent with this

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Term Sheet, and provides that on the Effective Date, the IUE-CWA, all employees and former employees of Delphi represented or formerly represented by the IUE-CWA, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and be deemed to have waived any and all claims of any nature, whether liquidated, un-liquidated, contingent, non-contingent, asserted, unasserted, existing and/or arising in the future against Delphi, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising from or related to any obligations of Delphi, GM and/or such employee benefits plans to provide OPEB or pension benefits, or related in any way to the amendment and freeze of the Delphi HRP, the cessation of Delphi OPEB and the triggering of the Benefit Guarantee; provided however, that claims for benefits provided for under the provisions of this Term Sheet or ordinary course claims by participants and beneficiaries of the GM HRP, the GM Health Care Program for Hourly Employees, the GM Life and Disability Benefits Program for Hourly Employees, Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, arising after the Effective Date based on the denial or miscalculation of benefits under such plans are not waived. The parties acknowledge that Delphi and/or GM may seek additional waivers of other claims, other than ordinary course grievances and workers’ compensation claims, in connection with the resolution of its current labor negotiations with the IUE-CWA. The parties also acknowledge that (i) the consideration provided by GM in this Term Sheet constitutes a substantial contribution to the Plan, (ii) this contribution is necessary to the success of the Plan, and (iii) GM would not have made this contribution without obtaining the releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.

22)	Delphi and GM will cause a transfer of pension assets and liabilities from the Delphi HRP to the GM HRP. This transfer is part of the overall Delphi restructuring and is designed to improve the funding level of the Delphi HRP. The transfer will have no effect on accrued pension benefits for employees who either remain in the Delphi HRP or are transferred to the GM HRP. Such transfer will be in an amount agreed to between GM and Delphi and will be conducted in accordance with Section 414(l) of the Internal Revenue Code of 1986, as amended, and Section 208 of the Employee Retirement Income Security Act of 1974, as amended.
a)	Any such transfer will be subject to the Internal Revenue Service (“IRS”) ruling issued to Delphi and GM on May 29, 2007 related to the transfer, as may be amended from time to time.

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b)	The participants and their corresponding assets and liabilities to be included in the transfer will proceed in the following order to the extent necessary to achieve the amount of the transfer agreed upon by GM and Delphi.
i)	All UAW-represented employees who, before the date of the transfer (“the Transfer Date”), have flowed back to GM from Delphi (retired and active) or IUE-CWA represented employees who return to GM under a flowback or preferential hiring agreement.

ii)	Participants on a proportionate basis by union in any pre-retirement program (“PRP”) option offered and selected as part of the UAW-GM-Delphi Special Attrition Program, the IUE-CWA-GM-Delphi Special Attrition Program, any such Delphi PRP option included in any special attrition program negotiated with the USWA, and any other PRP option in a special attrition program implemented prior to the Transfer Date. Within a given union, retired participants will be selected prior to active participants.

iii)	Participants on a proportionate basis by union in the MSR option offered by Delphi to Delphi employees (the “Delphi MSR”) in the UAW-GM-Delphi Special Attrition Program, the IUE-CWA-GM-Delphi Special Attrition Program, any such Delphi MSR option included in any special attrition program negotiated with the USWA, and any other MSR option in a special attrition program implemented prior to the Transfer Date.

iv)	The selection of retired or active PRP participants will be based on the highest seniority with Delphi as of the participant’s retirement date for retired PRP participants, or the Transfer Date for active PRP participants. The selection of Delphi MSR participants will be based on the highest seniority with Delphi as of the participant’s retirement date.
c)	Except as otherwise agreed in future bargaining, the benefit payable by the GM HRP relating to the liability transferred to the GM HRP for a participant whose assets and liabilities were transferred will be based on the Delphi HRP rate in effect as of the Transfer Date. To the extent assets and liabilities associated with active flowbacks and PRP participants are included in the transfer, GM will assume the responsibility for recognizing all past and future benefit service for this population under the GM HRP, including but not limited to the payment of any early retirement supplement.

d)	After the transfer, the Delphi HRP will not retain any obligations for or relating to the pension liabilities transferred.
23)	Nothing in this Term Sheet shall be deemed to prevent the IUE-CWA and Delphi, after the term of the extended 2003 National Agreement, i.e., after October 12, 2011, from negotiating future changes in pension or other benefits payable to any Covered Employee.

24)	The parties have developed a series of examples (the “Examples”), attached hereto as Appendix 1, to show the operation of the provisions of this Term Sheet. The

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Examples are incorporated herein and made part of this Term Sheet. For the Examples which include individuals whose assets and liabilities are transferred in the 414(l) transfer, the pension benefit amount to be paid from the Delphi HRP will be payable from the GM HRP.

25)	In the event a situation involving the pension benefits of a Covered Employee arises that is not addressed by the terms of this Term Sheet or the examples that are a part of this Term Sheet, the intent of the parties is as follows. The pension benefits provided under paragraph 8 of this Term Sheet when combined with pension benefits payable by Delphi plans and the PBGC will in the aggregate equal the benefits that would have been provided under the terms of the Delphi HRP in effect on the date immediately preceding the Effective Date, assuming the Delphi HRP was not frozen until expiration of a period of 7 years from the Freeze Date. In applying this paragraph all conditions set forth in this Term Sheet continue to apply. Neither GM nor the GM HRP will recognize Mutual Retirements from the Delphi HRP or any extra grants of age or credited service, or other acceleration of retirement eligibility by Delphi or the Delphi HRP, unless specifically agreed to in writing by GM in its sole discretion. Nothing in this paragraph shall expand any obligation under paragraph 8 of this Term Sheet or require GM or the GM HRP to provide more years of credited service to a Covered Employee than are provided for under paragraph 8.a. i and ii of this Term Sheet.
The Parties, by their duly authorized officers and representatives, agree accordingly this 5th day of August, 2007.

International Union, IUE-CWA
and its Local Unions	Delphi Corporation	General Motors Corporation
/s/ JAMES D. CLARK	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

/s/ MICKEY FORMAN	/s/ DARRELL R. KIDD	/s/ PRESTON M. CRABILL

/s/ STEPHEN E. TRENT	/s/ D. SCOTT MITCHELL

/s/ NICHOLAS J. BORDER	/s/ MARK CASHDOLLAR

/s/ ANNA JOHNSON	/s/ BERNARD J. QUICK

/s/ KORY BANKS	/s/ TERRY MACK

/s/ MCNAIR SMITH, JR.	/s/ ROBERT G. MERKICH

/s/ ROBERT W. RADCLIFF	/s/ CHARLES RUCKER

/s/ LARRY PHILLIPS	/s/ GEOFFREY SVIBERLY

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International Union, IUE-CWA
and its Local Unions	Delphi Corporation	General Motors Corporation
/s/ BRIAN E. GIBSON	/s/ STEVEN L. GEBBIA

/s/ WILLIE JAMES BELL	/s/ THOMAS SMITH

/s/ WILLIE R. LOCK	/s/ JOHN L. DEMARCO

/s/ GLENN SWAN	/s/ M. BETH SAX

/s/ TODD VIARS	/s/ CHARLES M. MCWEE

/s/ VIRGINIA L. BAILEY

/s/ ROBERT L. SUTTON

/s/ FRANK MURRAY

/s/ BRIAN L. LUTZ

/s/ DAVID HILL

/s/ CRAIG POWERS

/s/ MIKE EHLER

/s/ TODD HOBERT

/s/ MARK PROFITT

/s/ TERRY GRIMES

/s/ ROCHON RUFFIN

/s/ KIM DERRINGER

/s/ PHILIP L. NORROD

/s/ MICHAEL O’DONNELL

/s/ KEVIN D. HARTILL

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Term Sheet – Delphi Pension Freeze and Cessation of OPEB, and
GM Consensual Triggering of Benefit Guarantee
Basic Life Insurance Examples – August 5, 2007
Example #1- “30 and Out” Retirement within 7 years of the Effective Date
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 7 years
30&Out Retirement
Retirement effective 7/1/2014 with 33.5 years of credited service
Age 58 at retirement
Employee’s Wage as of 6/30/2007 is $26.85/hr
Employee’s Wage reduced to $18.84/hr on 7/1/2007 and remains the same until date of retirement (example assumes no future increases)
Assumes utilization of the 2003 Delphi Life and Disability Benefits Program schedule Art. ll, 1 Assumes the Ultimate Amount calculation is based on the credited service accrued under the Delphi HRP prior to the Freeze Date and the credited service accrued under the GM HRP
Calculation of Basic Life Coverage:
▪	At date of retirement, life insurance coverage is reinstated by GM and equals $61,000 (based on $26.85 wage level)

▪	Upon attainment of age 65 in 2021, the $61,000 amount begins to reduce by 2% per month over approximately 25 months until reaching the Ultimate Amount

▪	Ultimate Amount equals $30,653 (33.5 years of credited service x 1.5% = 50.25%; Eligible for 50.25% of $61,000)
Note: In no event will a Delphi retiree’s Basic Life insurance benefit exceed that of a similarly situated GM retiree.

Example #2- “30 and Out” Retirement within 7 years of the Effective Date But The Employee Continues to Work For Longer than 7 years
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 8.5 years
30&Out Retirement
Retirement effective 1/1/2016 with 35 years of service
Age 58 at retirement
Employee’s Wage as of 6/30/2007 is $26.85/hr
Employee’s Wage reduced to $18.84/hr on 7/1/2007 and remains the same until date of retirement (example assumes no future increases)
Assumes utilization of the 2003 Delphi Life and Disability Benefits Program schedule Art. ll, 1
Assumes the Ultimate Amount calculation is based on the credited service accrued under the
Delphi HRP prior to the Freeze Date and the credited service accrued under the GM HRP
Calculation of Basic Life Coverage:
▪	At date of retirement, life insurance coverage is reinstated by GM and equals $61,000 (based on $26.85 wage level)

▪	Upon attainment of age 65 in 2023, the $61,000 amount begins to reduce by 2% per month over approximately 25 months until reaching the Ultimate Amount

▪	Ultimate Amount equals $30,653 (33.5 years of credited service x 1.5% = 50.25%; Eligible for 50.25% of $61,000)
Note: In no event will a Delphi retiree’s Basic Life insurance benefit exceed that of a similarly situated GM retiree.

Example #3- “85 Point” Retirement within 7 years of the Effective Date
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee continues to work at Delphi for another 3 years
85 Point Retirement
Retirement effective 7/1/2010 with 27 years of credited service
Age 58 at retirement
Employee’s Wage as of 6/30/2007 is $26.85/hr
Employee’s Wage reduced to $18.84/hr on 7/1/2007 and remains the same until date of retirement (example assumes no future increases)
Assumes utilization of the 2003 Delphi Life and Disability Benefits Program schedule Art. ll, 1
Assumes the Ultimate Amount calculation is based on the credited service accrued under the
Delphi HRP prior to the Freeze Date and the credited service accrued under the GM HRP
Calculation of Basic Life Coverage:
▪	At date of retirement, life insurance coverage is reinstated by GM and equals $61,000 (based on $26.85 wage level)

▪	Upon attainment of age 65 in 2017, the $61,000 amount begins to reduce by 2% per month over approximately 30 months until reaching the Ultimate Amount

▪	Ultimate Amount equals $24,705 (27 years of credited service x 1.5% = 40.50%; Eligible for 40.50% of $61,000)
Note: In no event will a Delphi retiree’s Basic Life insurance benefit exceed that of a similarly situated GM retiree.

Example #4- “60 and 10” Retirement within 7 years of the Effective Date
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 17 years
Employee continues to work at Delphi for another 2 years
60 & 10 Retirement
Retirement effective 7/1/2010 with 19 years of credited service
Age 60 at retirement
Employee’s Wage as of 6/30/2007 is $26.85/hr
Employee’s Wage reduced to $18.84/hr on 7/1/2007 and remains the same until date of retirement (example assumes no future increases)
Assumes utilization of the 2003 Delphi Life and Disability Benefits Program schedule Art. ll, 1
Assumes the Ultimate Amount calculation is based on the credited service accrued under the
Delphi HRP prior to the Freeze Date and the credited service accrued under the GM HRP
Calculation of Basic Life Coverage:
▪	At date of retirement, life insurance coverage is reinstated by GM and equals $61,000 (based on $26.85 wage level)

▪	Upon attainment of age 65 in 2015, the $61,000 amount begins to reduce by 2% per month over approximately 36 months until reaching the Ultimate Amount

▪	Ultimate Amount equals $17,385 (19 years of credited service x 1.5% = 28.50%; Eligible for 28.50% of the $61,000)
Note: In no event will a Delphi retiree’s Basic Life insurance benefit exceed that of a similarly situated GM retiree.

Example #5- 30 Years of Service
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 15 years
30&Out Retirement
Retirement effective 7/1/2022 with 30 years of service
Age 58 at retirement
Employee had a total of 22 years of credited service as of the 7 year anniversary of the Freeze
Date
Employee’s Wage as of 6/30/2007 is $26.85/hr
Employee’s Wage reduced to $18.84/hr on 7/1/2007 and remains the same until date of retirement (example assumes no future increases)
This example employee would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 50 with 22 years of credited service. As such, this employee is not eligible for Basic Life coverage from GM in retirement.

Term Sheet – Delphi Pension Freeze and Cessation of OPEB, and
GM Consensual Triggering of Benefit Guarantee
Pension Examples – August 5, 2007
In no event shall any employee be credited with more than one year of credited service in any calendar year between the Delphi Hourly-Rate Employees Pension Plan and any credited service provided under the Benefit Guarantee.
Example #1- Employee Has Less Than 30 Years of Credited Service as of Delphi Plan Freeze Date, Retires With More Than 30 Years of Credited Service and Becomes Eligible for OPEB Within 7 Years of the Effective Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 7 years
30&Out Retirement
Retirement effective 7/1/2014 with 33.5 years of credited service
Single – Age 58 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:
Delphi Share:

Basic Benefit: $51.40 x 26.5 = $1,362.10 x .752 (due to age reduction) =	$1,024.30
Early Retirement Supplement:	$1,995.70

$3,020.00

GM Share:	$0

Total to Retiree:	$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 =	$1,362.10

GM Share:(BG Credited Service)
Basic Benefit: $51.40 x 7 =	$359.80

Total to Retiree:	$1,721.90

Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Example #2- Employee Has At Least 30 Years of Credited Service as of Delphi Plan Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 30 years
Employee continues to work at Delphi for another 7 years
30&Out Retirement
Retirement effective 7/1/2014 with 37 years of credited service
Single – Age 58 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:

Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 30 = $1,542 x .752 (due to age reduction) =	$1,159.58
Early Retirement Supplement:	$1,860.42

$3,020.00

GM Share:	$0

Total to Retiree:	$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 30 =	$1,542.00

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7 =	$359.80

Total to Retiree:	$1,901.80
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee was already retirement eligible as of the Effective Date.

Example #3A- Employee Has 15 Years of Credited Service as of Delphi Plan Freeze Date & Retires with 30 Years of Service
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 15 years
30&Out Retirement
Retirement effective 7/1/2022 with 30 years of service
Single – Age 58 at retirement
Employee had a total of 22 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 = $771 x .752 (due to age reduction) =	$579.79
Early Retirement Supplement:	$2,440.21

$3,020.00

GM Share:	$0

Total:	$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 =	$771.00
(Note: At age 62 and one month, the Basic Benefit is redetermined. An age reduction factor is no longer applied, since the employee retired with at least 30 years of service for retirement eligibility purposes).

GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 7 x .79 (due to age reduction) =	$284.24

(Note: A deferred vested age reduction factor is applied to the benefit, since the employee is age 58 at the time of retirement but only had 22 years of credited service as of the 7 year anniversary of the Freeze Date. Employee is not considered retirement eligible by GM. The age reduction factor that is applied is based on commencing the deferred vested pension benefit at age 62 and one month versus age 65).

Total:	$1,055.24
Note: This example employee would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 50 with 22 years of credited service.

Example #3B- Employee Has 15 Years of Credited Service as of Delphi Plan Freeze Date & Retires with 30 Years of Service
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 15 years
30&Out Retirement
Retirement effective 7/1/2022 with 30 years of service
Single – Age 60 at retirement
Employee had a total of 22 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 = $771 x .867 (due to age reduction) =	$668.46
Early Retirement Supplement:	$2,351.54

$3,020.00

GM Share:	$0

Total:	$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 =	$771.00
(Note: At age 62 and one month, the Basic Benefit is redetermined. An age reduction factor is no longer applied, since the employee retired with at least 30 years of service for retirement eligibility purposes).

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7 x .867 (due to age reduction) =	$311.95

(Note: Since the employee was age 60 at the time of retirement and had 22 years of credited service as of the 7 year anniversary of the Freeze Date, GM recognizes this is a 60 & 10 retirement for pension purposes. Since the employee does not have 85 points, an age reduction factor is applied to the GM portion of the Basic Benefit).

Total:	$1,082.95
Note: This example employee would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 52 with 22 years of credited service.

Example #3C- Employee Has 20 Years of Credited Service as of Delphi Plan Freeze Date & Retires with at least 30 Years of Service
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 20 years
Employee continues to work at Delphi for another 15 years
30&Out Retirement
Retirement effective 7/1/2022 with 35 years of service
Single – Age 58 at retirement
Employee had a total of 27 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 20 = $1,028 x .752 (due to age reduction) =	$773.06
Early Retirement Supplement:	$2,246.94

$3,020.00

GM Share:	$0

Total:	$3,020.00
Total Benefit at age 62 and one month:

Delphi Share: Basic Benefit: $51.40 x 20 =	$1,028.00
(Note: At age 62 and one month, the Basic Benefit is redetermined. An age reduction factor is no longer applied, since the employee retired with at least 30 years of service for retirement eligibility purposes).

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7 =	$359.80

(Note: No age reduction factor is applied to the benefit since the employee is age 58 at the time of retirement and had 27 years of credited service as of the 7 year anniversary of the Freeze Date. GM recognizes this is an 85 point retirement for pension purposes).

Total:	$1,387.80
Note: This example employee would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 50 with 27 years of credited service.

Example #3D- Employee Has Less Than 30 Years of Credited Service as of Delphi Plan Freeze Date, Retires With At Least 30 Years of Service and Becomes Eligible for OPEB Within 7 Years of the Effective Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 22.5 years
Employee continues to work at Delphi for another 9 years
30&Out Retirement
Retirement effective 7/1/2016 with 31.5 years of service
Single – Age 58 at retirement
Employee had a total of 29.5 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 22.5 = $1,156.50 x .752 (due to age reduction) =	$869.69
Early Retirement Supplement:	$2,150.31

$3,020.00

GM Share:	$0

Total:	$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 22.5 =	$1,156.50
(Note: At age 62 and one month, the Basic Benefit is redetermined. An age reduction factor is no longer applied, since the employee retired with at least 30 years of service for retirement eligibility purposes).

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7 =	$359.80

(Note: No age reduction factor is applied to the benefit, since the employee is age 58 at the time of retirement and had 29.5 years of credited service as of the 7 year anniversary of the Freeze Date. GM recognizes this is an 85 point retirement for pension purposes).

Total:	$1,516.30
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 56 with 29.5 years of credited service. Employee attained 85 Points.

Example #4- Employee Retires Under an 85 Point Retirement
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee continues to work at Delphi for another 3 years
85 Point Retirement
Retirement effective 7/1/2010 with 27 years of credited service
Single – Age 58 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 24 = $1,233.60 x .752 (due to age reduction) =	$927.67
Interim Supplement: $36.60 x 24 =	$878.40

$1,806.07

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 3 = $154.20 x .752 (due to age reduction) =	$115.96
Interim Supplement: $36.60 x 3 =	$109.80

$225.76

Total to Retiree:	$2,031.83
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 24 =	$1,233.60

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 3 =	$154.20

Total to Retiree:	$1,387.80
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Example #5- Any Delphi SAP Participant
GM is not responsible for any portion of the pension benefit. 100% paid by Delphi.
Note: This example retiree would be eligible for OPEB in retirement from GM.

Example #6- Employee Retires Under a 60 & 10 Retirement
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 18.5 years
Employee continues to work at Delphi another 6 months
60 & 10 Retirement
Retirement effective 1/1/2008 with 19 years of credited service
Single – Age 60 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 18.5 = $950.90 x .867 (due to age reduction) =	$824.43
Interim Supplement: $47.30 x 18.5 =	$875.05

$1,699.48

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 0.5 = $25.70 x .867 (due to age reduction) =	$22.28
Interim Supplement: $47.30 x 0.5 =	$23.65

$45.93

Total to Retiree:	$1,745.41
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 18.5 x .867 (due to age reduction) =	$824.43

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 0.5 x .867 (due to age reduction) =	$22.28

Total to Retiree:	$846.71
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Example #7- Employee Has 15 Years of Credited Service as of the Delphi Plan Freeze Date & Quits 3 Years Later
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 3 years
Employee quits Delphi
Single – Age 48 at time of termination
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit Payable at Age 65 (Note: Benefit will be reduced for age if commenced prior to age 65):

Delphi Share:
Deferred Vested Basic Benefit: $51.40 x 15 =	$771.00

GM Share:(BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 3 =	$154.20

Total:	$925.20
Note: This example employee would not be eligible for OPEB in retirement from GM.

Example #8- Employee Has 10 Years of Credited Service as of Delphi Plan Freeze Date, Works An Additional 1.5 Years at Delphi, Is Then Placed On Lay-off Status at Delphi & Then Breaks Time for Time
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 10 years
Employee continues to work at Delphi for another 1.5 years and is then put on lay-off status as of 1/1/2009
Employee eventually breaks time-for-time – Age 48 at time of break
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit Payable at Age 65 (Note: Benefit will be reduced for age if commenced prior to age 65):

Delphi Share:
Deferred Vested Basic Benefit: $51.40 x 10 =	$514.00

GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 3.4 =	$174.76

Total:	$688.76
Note: This example employee would not be eligible for OPEB in retirement from GM.

Example #9- Employee Continues to Work at Delphi & Retires With 30 Years of Credited Service- 70% Rule Example
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee works 6 more years at Delphi after the Freeze
Maximum base hourly rate for job classification as of 6/30/2007 is $25.00/hr
Supplemental Employee Group B maximum base hourly rate of $16.50/hr on 7-1-2007 and at date of retirement (example assumes no future increases)
Benefit Class Code A prior to wage reduction and at time of retirement
30&Out Retirement
Retirement effective 7/1/2013 with 30 years of credited service
Single – Age 58 at retirement
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
70% Rule Calculation

$25.00 x 173 1/3 = $4,333.33 x 70% = $3,033.33 =	< No Adj.>

Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $50.90 x 24 years x .752 (due to age reduction) =	$918.64
Early Retirement Supplement: =	$2,101.36

$3,020.00

GM Share:	$0

Total to Retiree:	$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $50.90 x 24 =	$1,221.60

GM Share: (BG Credited Service)
Basic Benefit: $50.90 x 6 =	$305.40

Total to Retiree:	$1,527.00
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Example #10- Employee Retires At Age 64- Benefit Class Code Example
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee works 4 more years at Delphi after the Freeze
Maximum base hourly rate for job classification as of 6/30/2007 is $27.00/hr
Supplemental Employee Group B maximum base hourly rate of $16.50/hr on 7-1-2007 and at date of retirement (example assumes no future increases)
Benefit Class Code B prior to wage reduction; Benefit Class Code B at time of retirement
Voluntary Retirement- Age 60 to 64
Retirement effective 7/1/2011 with 28 years of credited service
Single – Age 64 at retirement
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit Payable:

Delphi Share:
Basic Benefit: $51.15 x 24 =	$1,227.60
(Years of credited service accrued prior to wage reduction based on Benefit Class Code B)

GM Share: (BG Credited Service)
Basic Benefit: $51.15 x 4 =	$204.60

(Years of credited service accrued after wage reduction based on Benefit Class Code B)

Total To Retiree:	$1,432.20
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee was already retirement eligible as of the Effective Date.

Example #11- Employee Has Less Than 30 Years of Credited Service as of Delphi Plan Freeze Date and the Plant is Divested in the Future
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 2.5 years and then the plant is sold effective 1/1/2010
At the time of the divestiture, the employee has 29 years of credited service
Employee works for the New Company for an additional 2 years and then retires
Example assumes that the Delphi Hourly-Rate Employees Pension Plan IS AMENDED to treat employees at the New Company as active participants for all purposes, other than future benefit accruals based on additional credited service, for all periods of time on or after the Freeze Date and prior to retirement or separation from service from Delphi or any Delphi operation divested after October 8, 2005.
30&Out Retirement
Retirement effective 1/1/2012 with 31 years of total eligibility service
Single – Age 55 at time of retirement (age 53 at time of divestiture)
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
[Example also assumes that the New Company offers a new Defined Benefit (DB) Pension Plan. The value of the monthly annuity accrued under the new DB plan for the two years that this employee works at the New Company is assumed to be $100 per month in this example.] An alternative approach is under review by the parties.
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 = $1,362.10 x .579 (due to age reduction) =	$788.66
Early Retirement Supplement	$2,231.34

	$3,020.00	(1)
[Less New Company’s DB Plan	($100.00	)(2)]

An alternative approach is under review by the parties.

Monthly Benefit Payable =	$2,920.00
GM Share:	$0

New Company Share:
Monthly Benefit Payable =	$100.00

Total to Retiree:	$3,020.00
(1) Since this example assumes that the Delphi Hourly-Rate Employees Pension Plan IS AMENDED as noted, this example retiree is eligible for a 30&Out Retirement under the Delphi pension plan based on 31 years of total eligibility service. Prior to attaining age 62 and one month, Delphi is responsible for paying a Basic Benefit based on the years of credited service accrued as of the Freeze Date, which is 26.5 years, and the full Early Retirement Supplement. Since the Delphi pension plan recognizes the service at the New Company for retirement eligibility purposes, so will GM as it relates to the credited service accrued under the Benefit Guarantee as depicted below.
[(2) Delphi shall also be entitled to offset from any Supplement paid prior to age 62 and one month, the full value of any benefits applicable to an employee covered under a successor company (including any Delphi operation divested after October 8, 2005) defined benefit or defined contribution pension plan, regardless of when payable, other than those benefits solely attributable to employee contributions.] An alternative approach is under review by the parties.
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 =	$1,362.10

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 4.5 =	$231.30
[Less New Company’s DB Plan parties.	($100.00)] An alternative approach is under review by the
Monthly Benefit Payable =	$131.30	(1) (3)

New Company Share:
Monthly Benefit Payable =	$100.00

Total to Retiree:	$1,593.40
[(3) GM shall also be entitled to offset from any obligation under the Benefit Guarantee the full value of any benefits applicable to a Covered Employee under a Delphi or successor company (including any Delphi operation divested after October 8, 2005) defined benefit or defined contribution pension plan, regardless of when payable, other than those benefits solely attributable to employee contributions. Furthermore, GM’s obligations to provide a particular benefit under the Benefit Guarantee will not apply to the extent Delphi or a successor company carves out any Covered Employee from all or part of any Delphi or successor company (including any Delphi operation divested after October 8, 2005) benefits provided to non-Covered Employees.] An alternative approach is under review by the parties.
Note: Since Delphi is recognizing the service accrued at the New Company for retirement eligibility purposes and this employee reached retirement eligibility within 7 years of the Effective Date, this example retiree is eligible for OPEB in retirement from GM.
[GM shall also be entitled to offset from any obligation under the Benefit Guarantee the full value of any benefits applicable to a Covered Employee under a Delphi or successor company (including any Delphi operation divested after October 8, 2005) post-retirement health care or life insurance plan, regardless of when payable, other than those benefits solely attributable to employee contributions. Furthermore, GM’s obligations to provide a particular benefit under the Benefit Guarantee will not apply to the extent Delphi or a successor company (including any Delphi operation divested after October 8, 2005) carves out any Covered Employee from all or part of any Delphi or successor company benefits provided to non-Covered Employees.] An alternative approach is under review by the parties.

Example #12- Employee Has Less Than 30 Years of Credited Service as of Delphi Plan Freeze Date and the Plant is Closed in the Future
Assume Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 2.5 years and then the plant is permanently closed effective 1/1/2010
At the time of the closure, the employee has 29 years of credited service
This example assumes that the employee is placed on lay-off status after the plant closure. After being on lay-off status for 3 years, the employee elects to retire.
30&Out Retirement
Retirement is effective 1/1/2013 with 30.9 years of credited service. Under the Delphi pension plan, the employee is entitled to receive up to 1.9 years of credited service while on lay-off status.
Single – Age 55 at retirement (age 52 at time of plant closure)
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:

Basic Benefit: $51.40 x 26.5 = $1,362.10 x .579(due to age reduction)=	$788.66
Early Retirement Supplement:	$2,231,34

$3,020.00

GM Share:	$0

Total to Retiree:	$3,020.00
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 =	$1,362.10

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 4.4 =	$226.16

Total to Retiree:	$1,588.26
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Example #13- Employee Has Less Than 30 Years of Credited Service as of Delphi Plan Freeze Date & Retires With More Than 30 Years of Credited Service- Surviving Spouse Coverage Example
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 6.5 years
30&Out Retirement
Retirement effective 1/1/2014 with 33 years of credited service
Age 58 at retirement
Married at retirement- age difference between retiree and spouse within 5 years
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 = $1,362.10 x .752(due to age reduction) =	$1,024.30
Early Retirement Supplement:	$1,995.70

$3,020.00

Less Cost of Surviving Spouse Coverage: $51.40 x 26.5 = $1,362.10 x 0.05 =	($68.11)

Monthly Amount Payable:	$2,951.89

GM Share:	$0

Total to Retiree:	$2,951.89
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 =	$1,362.10
Less Cost of Surviving Spouse Coverage: $51.40 x 26.5 = $1,362.10 x 0.05 =	($68.11)

Monthly Amount Payable:	$1,293.99

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 6.5 =	$334.10
Less Cost of Surviving Spouse Coverage: $51.40 x 6.5 = $334.10 x 0.05 =	($16.71)

Monthly Amount Payable:	$317.39

Total to Retiree:	$1,611.38

Note: The GM HRP is owed for the cost of the surviving spouse coverage for those months between retirement and attaining age 62 and one month. Even though a Basic Benefit was not being paid by GM during these months, the surviving spouse coverage has been in place since date of retirement and would have been invoked if the retiree died prior to attaining age 62 and one month.
Calculation of the Cost of the GM Surviving Spouse Coverage for the period 1/1/2014 through 1/1/2018:

Monthly Cost of Surviving Spouse Coverage: $51.40 x 6.5 = $334.10 x 0.05 =	$16.71 per month
Times the number of months	x 49 months

Total Cost That Retiree Owes GM:	$818.79
The parties will discuss administrative procedures to collect the $818.79 that is owed to the GM HRP for the cost of the surviving spouse coverage.

Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Continuation of Example #13: Instead of the Retiree Living to at Least Age 62 and One Month, the Following Assumes that the Retiree Dies At Age 60- Calculation of Surviving Spouse Benefit
Calculation of Benefit to Surviving Spouse:
Total Benefit Payable the Month Following the Date of Death- Effective 2/1/2016:
Delphi Share:

Basic Benefit: $51.40 x 26.5 =	$1,362.10
Less Cost of Surviving Spouse Coverage: $51.40 x 26.5 = $1,362.10 x 0.05 =	($68.11)

Monthly Amount Payable to Retiree:	$1,293.99

Monthly Amount Payable to Surviving Spouse: $1,293.99 x 0.65 =	$841.09
GM Share: (BG Credited Service)

Basic Benefit: $51.40 x 6.5 =	$334.10
Less Cost of Surviving Spouse Coverage: $51.40 x 6.5 = $334.10 x 0.05 =	($16.71)

Monthly Amount Payable to Retiree:	$317.39

Monthly Amount Payable to Surviving Spouse: $317.39 x 0.65 =	$206.30

Total to Surviving Spouse:	$1,047.39
Note: The GM HRP is owed for the cost of the surviving spouse coverage for those months between the retiree’s date of retirement and the retiree’s date of death. Even though a Basic Benefit was not being paid by GM during these months, the surviving spouse coverage has been in place since date of retirement.
Calculation of the Cost of the GM Surviving Spouse Coverage for the period 1/1/2014 through 1/1/2016:

Monthly Cost of Surviving Spouse Coverage: $51.40 x 6.5 = $334.10 x 0.05 =	$16.71 per month
Times the number of months	x 25 months

Total Cost That Surviving Spouse Owes GM:	$417.75
The parties will discuss administrative procedures to collect the $417.75 that is owed to the GM HRP for the cost of the surviving spouse coverage.
Note: This example surviving spouse continues to be eligible for health care from GM after the retiree’s death.

Example #14- Employee Retires Under an 85 Point Retirement- Surviving Spouse Coverage Example
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee continues to work at Delphi for another 3 years
85 Point Retirement
Retirement effective 7/1/2010 with 27 years of credited service
Age 58 at retirement
Married at retirement- age difference between retiree and spouse within 5 years
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:
Delphi Share:

Basic Benefit: $51.40 x 24 = $1,233.60 x .752 (due to age reduction) =	$927.67
Interim Supplement: $36.60 x 24 =	$878.40

$1,806.07
Less Cost of Surviving Spouse Coverage: $51.40 x 24 = $1,233.60 x 0.05 =	($61.68)

Monthly Amount Payable:	$1,744.39
GM Share: (BG Credited Service)

Basic Benefit: $51.40 x 3 = $154.20 x .752 (due to age reduction) =	$115.96
Interim Supplement: $36.60 x 3 =	$109.80

$225.76
Less Cost of Surviving Spouse Coverage: $51.40 x 3 = $154.20 x 0.05 =	($7.71)

Monthly Amount Payable:	$218.05

Total to Retiree:	$1,962.44
Total Benefit at age 62 and one month:
Delphi Share:

Basic Benefit: $51.40 x 24 =	$1,233.60
Less Cost of Surviving Spouse Coverage: $51.40 x 24 = $1,233.60 x 0.05 =	($61.68)

Monthly Amount Payable:	$1,171.92

GM Share: (BG Credited Service)

Basic Benefit: $51.40 x 3 =	$154.20
Less Cost of Surviving Spouse Coverage: $51.40 x 3 = $154.20 x 0.05 =	($7.71)

Monthly Amount Payable:	$146.49

Total to Retiree:	$1,318.41
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Continuation of Example #14: Instead of the Retiree Living to at Least Age 62 and One Month, the Following Assumes that the Retiree Dies At Age 60- Calculation of Surviving Spouse Benefit
Calculation of Benefit to Surviving Spouse:
Total Benefit Payable the Month Following the Date of Death- Effective 8/1/2012:
Delphi Share:

Basic Benefit: $51.40 x 24 =	$1,233.60
Less Cost of Surviving Spouse Coverage: $51.40 x 24 = $1,233.60 x 0.05 =	($61.68)

Monthly Amount Payable to Retiree:	$1,171.92

Monthly Amount Payable to Surviving Spouse: $1,171.92 x 0.65 =	$761.75
GM Share: (BG Credited Service)

Basic Benefit: $51.40 x 3 =	$154.20
Less Cost of Surviving Spouse Coverage: $51.40 x 3 = $154.20 x 0.05 =	($7.71)

Monthly Amount Payable to Retiree:	$146.49

Monthly Amount Payable to Surviving Spouse: $146.49 x 0.65 =	$95.22

Total to Surviving Spouse:	$856.97
Note: This example surviving spouse continues to be eligible for health care from GM after the retiree’s death.

Example #15- Employee Retires Under a T&PD Retirement Within 7 Years of the Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 25 years
Employee continues to work at Delphi for another 6 years
T&PD Retirement Approved By Both Delphi and GM- Denied SSDIB
Retirement effective 7/1/2013 with 31 years of service
Single – Age 59 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Note: As stated in the 2003 Hourly-Rate Employees Pension Plan, a maximum of 30 years of credited service is used to calculate the Temporary Benefit
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 25 =	$1,285.00
Temporary Benefit: $49.80 x 25 =	$1,245.00

$2,530.00
GM Share: (BG Credited Service)

Basic Benefit: $51.40 x 6 =	$308.40
Temporary Benefit: $49.80 x 5 =	$249.00

$557.40

Total to Retiree:	$3,087.40
Total Benefit at age 62 and one month:
Delphi Share:

Basic Benefit: $51.40 x 25 =	$1,285.00
GM Share: (BG Credited Service)

Basic Benefit: $51.40 x 6 =	$308.40

Total to Retiree:	$1,593.40
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee retired T&PD, which was approved by GM, within 7 years of the Effective Date.

Example #16- Employee Retires Under a T&PD Retirement Within 7 Years of the Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 6 years
T&PD Retirement Approved By Both Delphi and GM — Denied SSDIB
Retirement effective 7/1/2013 with 21 years of credited service
Single – Age 49 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:
Delphi Share:

Basic Benefit: $51.40 x 15 =	$771.00
Temporary Benefit: $49.80 x 15 =	$747.00

$1,518.00
GM Share: (BG Credited Service)

Basic Benefit: $51.40 x 6 =	$308.40
Temporary Benefit: $49.80 x 6 =	$298.80

$607.20

Total to Retiree:	$2,125.20
Total Benefit at age 62 and one month:
Delphi Share:

Basic Benefit: $51.40 x 15 =	$771.00
GM Share: (BG Credited Service)

Basic Benefit: $51.40 x 6 =	$308.40

Total to Retiree:	$1,079.40
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee retired T&PD, which was approved by GM, within 7 years of the Effective Date.

Example #17- Employee Retires Under a T&PD Retirement After the 7 Year Anniversary of the Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 20 years
Employee continues to work at Delphi for another 8 years
T&PD Retirement Approved by Delphi- Denied SSDIB
Retirement effective 7/1/2015 with 28 years of service
Single – Age 55 at retirement
Employee had a total of 27 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:
Delphi Share:

Basic Benefit: $51.40 x 20 =	$1,028.00
Temporary Benefit: $49.80 x 20 =	$996.00

$2,024.00
GM Share: (BG Credited Service)

Deferred Vested Basic Benefit: $51.40 x 7 x .428 (due to age reduction) =	$153.99

(Note: GM does not recognize as a T&PD retirement, since it was effective after the 7 year anniversary of the Freeze Date. GM only recognizes those T&PD retirements, which are approved by both Delphi and GM within 7 years of the Freeze Date.

A deferred vested age reduction factor is applied to the benefit, since the employee is age 55 at the time of retirement and only had 27 years of credited service as of the 7 year anniversary of the Freeze Date. Employee is not considered retirement eligible by GM. The age reduction factor that Is applied is based on commencing the deferred vested pension benefit at age 55 versus age 65).

Total to Retiree:	$2,177.99
Total Benefit at age 62 and one month:
Delphi Share:

Basic Benefit: $51.40 x 20 =	$1,028.00
GM Share: (BG Credited Service)

Deferred Vested Basic Benefit: $51.40 x 7 x .428 (due to age reduction) =	$153.99

Total to Retiree:	$1,181.99
Note: This example retiree would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 54 with 27 years of credited service. Additionally, the employee is not a T&PD retirement approved by GM within 7 years of the Effective Date.

Example #18- Employee Approved for T&PD Retirement From Delphi But T&PD Is Not Approved By GM
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 6 years
T&PD Retirement Approved By Delphi But Denied by GM — Also Denied SSDIB
Retirement effective 7/1/2013 with 21 years of credited service
Single – Age 55 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:
Delphi Share:

Basic Benefit: $51.40 x 15 =	$771.00
Temporary Benefit: $49.80 x 15 =	$747.00

$1,518.00
GM Share: (BG Credited Service)

Deferred Vested Basic Benefit: $51.40 x 6 x .428 (due to age reduction) =	$132.00

(Note: A deferred vested age reduction factor is applied to the benefit, since the employee is age 55 at the time of retirement and only had 21 years of credited service. Employee is not considered retirement eligible by GM. The age reduction factor that Is applied is based on commencing the deferred vested pension benefit at age 55 versus age 65).

Total to Retiree:	$1,650.00
Total Benefit at age 62 and one month:
Delphi Share:

Basic Benefit: $51.40 x 15 =	$771.00
GM Share: (BG Credited Service)

Deferred Vested Basic Benefit: $51.40 x 6 x .428 (due to age reduction) =	$132.00

Total to Retiree:	$903.00
Note: This example retiree would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility. As of the date of retirement, employee was age 55 with 21 years of credited service. Additionally, the employee is not a T&PD retirement approved by GM.

Example #19- Employee Retires At Age 65 With Less Than 10 Years of Credited Service
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 8 years
Employee works 1 additional year at Delphi after the Freeze
Normal Retirement- Age 65
Retirement effective 7/1/2008 with 9 years of credited service
Single – Age 65 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit Payable:
Delphi Share:

Basic Benefit: $51.40 x 8 =	$411.20
GM Share: (BG Credited Service)

Basic Benefit: $51.40 x 1 =	$51.40

Total To Retiree:	$462.60
Note: This example retiree would not be eligible for OPEB in retirement from GM, since the employee retired with less than 10 years of credited service.

Example #20- Employee Retires Under an 85 Point Retirement But Does Not Become Eligible for OPEB Within 7 Years of the Effective Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 20 years
Employee continues to work at Delphi for another 8 years
85 Point Retirement
Retirement effective 7/1/2015 with 28 years of service
Single – Age 58 at retirement
Employee had a total of 27 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:
Delphi Share:

Basic Benefit: $51.40 x 20 = $1,028.00 x .752 (due to age reduction) =	$773.06
Interim Supplement: $36.60 x 20 =	$732.00

$1,505.06
GM Share: (BG Credited Service)

Basic Benefit: $51.40 x 7 = $359.80 x .752 (due to age reduction) =	$270.57
Interim Supplement: $36.60 x 7 =	$256.20

$526.77

(Note: GM is responsible for a portion of the Interim Supplement since the employee is age 58 at the time of retirement and had 27 years of credited service as of the 7 year anniversary of the Freeze Date. GM recognizes this is an 85 point retirement for pension purposes).

Total to Retiree:	$2,031.83
Total Benefit at age 62 and one month:
Delphi Share:

Basic Benefit: $51.40 x 20 =	$1,028.00
GM Share: (BG Credited Service)

Basic Benefit: $51.40 x 7 =	$270.57

Total to Retiree:	$1,298.57
Note: This example employee would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 57 with 27 years of credited service.

Example #21- Death of a Delphi Employee
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 6.5 years and then dies while still employed
Date of death 1/1/2014 with 33 years of credited service
Employee deemed to be a 30 & Out Retirement as of the date of death
Age 58 on date of death
Married at least one year as of the date of death- age difference between retiree and spouse within 5 years
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit to Surviving Spouse:
Delphi Share:

Basic Benefit: $51.40 x 26.5 =	$1,362.10
Less Cost of Surviving Spouse Coverage: $51.40 x 26.5 = $1,362.10 x 0.05 =	($68.11)

Monthly Amount Payable to Retiree:	$1,293.99

Monthly Amount Payable to Surviving Spouse: $1,293.99 x 0.65 =	$841.09
GM Share: (BG Credited Service)

Basic Benefit: $51.40 x 6.5 =	$334.10
Less Cost of Surviving Spouse Coverage: $51.40 x 6.5 = $334.10 x 0.05 =	($16.71)

Monthly Amount Payable to Retiree:	$317.39

Monthly Amount Payable to Surviving Spouse: $317.39 x 0.65 =	$206.30

Total to Surviving Spouse:	$1,047.39
Note: This example surviving spouse would be eligible for health care from GM since the employee reached retirement eligibility within 7 years of the Effective Date. However, Delphi is responsible for the employee’s Basic life insurance benefit since he was still actively employed at the time of death.

Example #22- Death of a Pre-Retirement Leave Participant (PRP) under the SAP
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 27 years
Employee continues to be on the PRP leave for another 2 years and then dies before reaching 30 years of credited service
Date of death 7/1/2009 with 29 years of credited service
Age 55 on date of death
Employee is not retirement eligible as of the date of death
Married at least one year as of the date of death- age difference between retiree and spouse within 5 years
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Delphi is responsible for the entire pension benefit payable to the surviving spouse, the Survivor Income Benefit Insurance (SIBI) benefit, and the Basic life insurance benefit since the employee was still considered employed.
Since this employee was not retirement eligible at the time of death, the surviving spouse would not be eligible for any post-retirement health care from GM.

Example #23 – Delphi Moraine Covered Employee Retires Under an MSR Retirement Within 7 Years of the Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 12.5 years
Employee continues to work at Delphi Moraine plant for another 0.5 years and is then put on layoff status at Delphi Moraine plant as of 1/1/2008
Employee is age 44 at date of layoff and remains on layoff at Delphi Moraine plant
MSR Retirement
Retirement effective 1/1/2014 with 14.9 years of credited service
Single – Age 50 at retirement
Benefit Class Code C
Assumes the benefit levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:
Delphi Share:

Basic Benefit: $51.40 x 12.5 =	$642.50
Temporary Benefit: $49.80 x 12.5 =	$622.50

$1,265.00
GM Share: (BG Credited Service)

Basic Benefit: $51.40 x 2.4 =	$123.36
Temporary Benefit: $49.80 x 2.4 =	$119.52

$242.88

Total to Retiree:	$1,507.88
Total Benefit at age 62 and one month:
Delphi Share:

Basic Benefit: $51.40 x 12.5 =	$642.50
GM Share: (BG Credited Service)

Basic Benefit: $51.40 x 2.4 =	$123.36

Total to Retiree:	$765.86
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee was employed at Moraine and retired as an MSR within 7 years of the Effective Date.

IUE-CWA-Delphi-GM Special Attrition Program
–Transformation
1.	Delphi and the IUE-CWA agree on the following Special Attrition Program – Transformation (SAP-T) for Delphi employees who are participants in the Delphi Hourly Rate Employees Pension Plan (“Delphi HRP”), which will be offered at all IUE-CWA – Delphi sites except Gadsden. No transformation options will be afforded to any Delphi employee hired on or after October 8, 2005, or who was a temporary employee on or after that date.
a.	An attrition program will be run for eligible Delphi employees as follows:
i.	$35,000 for normal or early voluntary retirements retroactive to February 1, 2007 but no later than October 1, 2007.

ii.	50 & 10 Mutually Satisfactory Retirement (MSR) effective October 1, 2007.
b.	Any employee with at least 26 and less than 30 years of credited service regardless of age will be eligible for special voluntary placement in a pre-retirement program no later than October 1, 2007 under the following terms:
i.	Employees electing this pre-retirement program must be eligible no later than September 1, 2007

ii.	Employees will retire without additional incentives when they first accrue 30 years of credited service under the provisions of the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”).

iii.	The gross monthly wages while in the program will be:

1. 29 years credited service	$2,900
2. 28 years credited service	$2,850
3. 27 years credited service	$2,800
4. 26 years credited service	$2,750
Wages will be paid weekly on an hourly basis (2,080 hours per year) and will remain at that rate until 30 years of credited service is accrued. Employees will be treated the same as protected status employees with the following exceptions: (1) not eligible for Cost of Living Allowance (COLA); (2) not eligible for vacation pay except as was earned and unpaid prior to the commencement of this Pre-Retirement Program; (3) for purposes of pension benefits, the Benefit Class Code will be determined using the twenty-four month look back period as specified in Appendix A of the Delphi HRP, with said period starting from the last day worked prior to the commencement of the pre-retirement program; (4) for purposes of life insurance, the amount of life insurance will be based on the base rate as of the last day worked prior to the commencement of the pre-retirement program.

c.	Buy out of $140,000 for eligible employees with 10 or more years of seniority or credited service; $70,000 for eligible employees with 3 or more years of seniority or credited service but less than 10 years; or $1,500 for each month of seniority on the day before the Effective Date of the IUE-CWA – Delphi – GM Memorandum of Understanding – Delphi Restructuring payable in a lump sum not to exceed $40,000 to eligible employees with less than 3 years of seniority to sever all ties with GM and Delphi except any vested pension benefits (as such no pension supplements will be payable). Buy out payments will be reduced by applicable withholdings. Employees will buy-out when their services are no longer required but no later than October 1, 2007. An employee electing a buyout whose spouse is employed at Delphi may, if they meet all plan requirements to do so, be eligible for health care coverage as a dependent pursuant to their spouse’s health care program.

d.	An employee may only select one of the options described above.

e.	Effective October 1, 2007, all eligible employees, both production and skilled trades, not electing an attrition option will become Level 1 Employees consistent with the IUE-CWA-Delphi-GM Memorandum of Understanding -Delphi Restructuring.

f.	Temporary employees will be used as needed to bridge any difficulties arising from the implementation of the Special Attrition Program – Transformation subject to approval of the National Parties.
2.	GM, the IUE-CWA and Delphi agree that any employee electing to retire under options 1.a.i., 1.a.ii, or 1.b. will transition to GM for purposes of retirement (“check the box”) and receive other post-retirement benefits (i.e. health care coverage and life insurance benefits) from GM as any other GM IUE-CWA retiree; post-retirement medical benefits provided will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees. As such, GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program. Any employee choosing option 1.b. above will be considered a Delphi employee until they retire. Employees who have 100% of his/her credited service in the Delphi HRP will receive 100% of their pension benefit from the Delphi HRP. Notwithstanding paragraph 3 below, any obligations assumed by GM under the “check the box” provisions of this paragraph shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation under Delphi’s general indemnity of GM under the

Master Separation Agreement. Neither Delphi Corporation nor any of its debtor affiliates may object on any grounds to the allowance of such claim; provided, however, that Delphi Corporation and any of its debtor affiliates reserve the right to object to the economic value of such claim (in the nature of assumptions such as discount rate, health care trend rates, mortality, other withdrawal rates and current and future expected benefit plan design changes). This limited objection waiver applies to Delphi, only, and not for other parties in interest, for which all rights are expressly reserved to object to the allowance of such claim under any grounds other than it was not assertable under the Master Separation Agreement. In exchange for eligibility to receive post-retirement health care and life insurance benefits from GM, employees who transition to GM to retire will waive any and all rights to post retirement health care and life insurance benefits from Delphi including but not limited to any and all rights to COBRA continuation through Delphi.

3)	The parties acknowledge the following matters regarding the Special Attrition Program - Transformation:
a)	Delphi’s participation in this Program is subject to the approval of the U.S. Bankruptcy Court; which approval Delphi will seek promptly at the next available omnibus hearing. In the event such participation is not allowed by the Bankruptcy Court, no party will have any obligations under this Program. GM’s obligations in respect of the Program are subject to approval of the Program by the U.S. Bankruptcy Court pursuant to entry of an order that provides for the allowance and/or treatment of GM’s claims as described in the Program and is otherwise reasonably satisfactory to GM, Delphi and the IUE-CWA based on the prior special attrition program order approved in Delphi’s chapter 11 cases.

b)	For the avoidance of doubt, any obligations assumed by GM under this Program with respect to OPEB under Paragraph 2 above or active health care and life insurance under 3.d. below shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation under Delphi’s general indemnity of GM under the Master Separation Agreement. GM agrees to pay the amounts due under Paragraph 1.a.i above as well as assume and pay OPEB payments to Delphi employees who “check the box” for purposes of retirement.

c)	This Program shall not be subject to abrogation, modification or rejection without the mutual consent of the IUE-CWA, GM and Delphi and the order obtained in the Bankruptcy Court by Delphi approving this Program shall so provide The parties further agree (and the Bankruptcy Court order shall also provide) that this Program is without prejudice to any party-in-interest (including the parties to this Program and the official statutory committees appointed Delphi’s chapter 11 cases) in all other aspects of Delphi’s Chapter 11 cases, including by illustration, Delphi’s and GM’s respective positions in all commercial discussions and claims matters between them, all collective bargaining matters involving the parties, in any proceedings under Sections 1113 and/or 1114 of the Bankruptcy Code with respect to the IUE-CWA under Section 365 of the Bankruptcy Code with respect to GM’s contracts with Delphi, in any pension termination proceeding under ERISA and/or the Bankruptcy Code, and all claims administration and allowance matters.

d)	Nothing in this Program, the Bankruptcy Court’s approval of such Program, or the performance of any obligation hereunder, shall limit or otherwise modify (a) Delphi’s rights under Section 4041 of ERISA, or (b) Delphi’s rights under Section 1113 and/or 1114 of the Bankruptcy Code with regard to any obligations which pre-existed this Program (including pre-existing obligations referenced within this Program), such as (by way of illustration only) the obligation to maintain the hourly pension plan or provide retirees or active employees (including employees/retirees participating in the attrition programs contained in this Program) with levels of healthcare or other benefits as specified in pre-existing labor agreements. Under no circumstances shall Delphi freeze its pension plan covering IUE-CWA represented employees in a manner that prevents employees in the pre-retirement program described in paragraph 1.b. above from receiving on-going credited service sufficient to reach 30 years of credited service. Delphi shall provide the same healthcare and life insurance coverage to employees participating in paragraph 1.b. that it provides to its other active IUE-CWA employees; provided, however, that if Delphi reduces or eliminates such coverage provided to its active IUE-CWA employees, GM shall subsidize such coverage provided to employees participating in paragraph 1.b. above up to the level provided to GM-IUE-CWA active employees in accordance with the applicable plan provisions in effect between GM and the IUE-CWA at the time Delphi reduces or eliminates such coverages. Except as otherwise expressly provided herein, nothing in this Program shall limit, expand or otherwise modify the rights or obligations of any party under the Benefit Guarantee between GM and the IUE-CWA.

e)	Nothing contained herein, in the Bankruptcy Court’s approval of this Program, or the performance of any obligation hereunder, shall constitute an assumption of any agreement described herein, including, without limitation (a) any collective bargaining agreement between the IUE-CWA and Delphi or (b) any agreement between GM and Delphi, nor shall anything herein, in the Bankruptcy Court’s approval of this Program, or the performance of any obligation hereunder, be deemed to create or give rise to an administrative or priority claim with respect to, in favor of, or for the benefit of GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party.
IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM – TRANSFORMATION IS SUBJECT TO U.S. BANKRUPTCY COURT APPROVAL AND NO PAYMENTS OR RETIREMENTS WILL BE PROCESSED UNTIL AFTER COURT APPROVAL.

The Parties, by their duly authorized officers and representatives, agree accordingly this 5th day of August, 2007.

International Union, IUE-CWA
and its Local Unions	Delphi Corporation	General Motors Corporation

/s/ JAMES D. CLARK	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

/s/ WILLIE THORPE	/s/ STEVEN L. GEBBIA	/s/ PRESTON M. CRABILL

/s/ STEVE LYKINS	/s/ THOMAS SMITH

/s/ MICKEY FORMAN	/s/ JOHN L. DEMARCO

/s/ STEPHEN E. TRENT	/s/ M. BETH SAX

/s/ NICHOLAS J. BORDER	/s/ DARRELL R. KIDD

/s/ ANNA JOHNSON	/s/ D. SCOTT MITCHELL

/s/ KORY BANKS	/s/ MARK CASHDOLLAR

/s/ MCNAIR SMITH, JR.	/s/ BERNARD J. QUICK

/s/ ROBERT W. RADCLIFF	/s/ TERRY MACK

/s/ LARRY PHILLIPS	/s/ ROBERT G. MERKICH

/s/ BRIAN E. GIBSON	/s/ CHARLES RUCKER

/s/ WILLIE JAMES BELL	/s/ GEOFFREY SVIBERLY

/s/ WILLIE R. LOCK	/s/ CURTIS WEEKLEY

/s/ GLENN SWANN	/s/ MINDA S. GLOVER-SIEGFRIED

/s/ TODD VIARS	/s/ CHARLES M. MCWEE

/s/ VIRGINIA L. BAILEY

/s/ ROBERT L. SUTTON

/s/ FRANK MURRAY

/s/ BRIAN L. LUTZ

International Union, IUE-CWA
and its Local Unions	Delphi Corporation	General Motors Corporation

/s/ DAVID HILL

/s/ CRAIG POWERS

/s/ MIKE EHLER

/s/ TODD HOBERT

/s/ MARK PROFITT

/s/ TERRY GRIMES

/s/ ROCHON RUFFIN

/s/ KIM DERRINGER

/s/ PHILIP L. NORROD

/s/ MICHAEL O’DONNELL

/s/ KEVIN D. HARTILL

Attachment E	IUE-CWA
Agreement
Check-Off List

	Continues	No Continuing	Changed by	Needs to Be
Agreement Clause	Unchanged	Application	MOU	Addressed	Comments (based on current state of discussions)

Introduction	X
Preface	X
Agreement [Introductory statement]	X
Purpose — Para. (1)	X
Administration of the Agreement — Review Procedures — Para. (1a)	X
Recognition — Para. (2) — (3a)	X
Union Security and Check-Off of Union Membership Dues — Para (4) — (4s)	X
Recognition of Rights regarding orderly Collective Bargaining — Para. (5) — (6)	X
Management Rights — Para. (7)	X
Representation — Para (8) — (26)	X
District Committeepersons — Para. (9)	X
Shop Committees — Districting of Plant — Para. (10) — (13)	X
Shop Committee Meetings — Para. (14)	X
Employment and Job Status of Committeepersons — Para. (15) — (26)	X
Grievance Procedure — Para. (27) — (27b)	X
Appeal — Para. (28) — (28c) (2)	X
Umpire — Para. (28d) — (28q)	X				Need to update names on list; principles still apply
Seniority, Acquiring of -(Para. (29) — (30a)	X
Seniority, Lists — Para. (31) — (31d)	X
Transfers — Para. (32) — (33b)	X
Loss of Seniority — Para. (34) — (34i)	X
Layoff and Rehiring Procedure — Para. (35) — (37)	X
Equalization of Overtime — Para. (38) -General Seniority Provision	X
Employment, Injury or Occupational Disease Cases — Para. (39) (a) — (39c)	X				Consider extending Para. (38)(b) to all veterans
Employees Exempted from Seniority — Para. (40)	X
Change of address notification — Para. (41)	X
Approval of Local Seniority Agreements — Para. (42)	X
Shift Preference Agreements — Para (42a)	X
Notice Prior to Layoff — Para. (42b)	X
Disciplinary Actions — Para. (43) — (44)	X
Setting of Standards — Para. (45) — (46f)	X
Call-in Pay — Para. (47)	X
Working Hours — Standard Work Week — Para. (48) — (50)	X				Note: Some locations have Item 15 waiver
Working Hours, Straight Time — Para. (51) (a) — (51) ( c )	X				Note: Some locations have Item 15 waiver
Working Hours — Time and One-Half — Para. — (52) (a) — (52) ( c )	X				Note: Some locations have Item 15 waiver
Working Hours — Double Time — Para. (53)	X				Note: Some locations have Item 15 waiver
Exceptions to Overtime Payment — Para. — (54)	X				Note: Some locations have Item 15 waiver
Change in Shift Hours — Para. (55)	X
Night Shift Premiums — Para. (56)	X				Note: Some locations have Item 15 waiver
Special Three-Shift Operations — Para. (56a)	X
Union Bulletin Boards — Para. (57) — (58a)	X
Establishment of New Plants — Para. (59)	X
Transfer of Major Operations Between Plants — Para. (60)	X
Relocation Allowance — Para. (60a) (a) — (60a) ( c)	X				Union cites $67,000 relocation allowance in UAW MOU
Wages — Para. (61)	X		X		Delete reference to Indep. Week; changes proposed in MOU
Wages — Para. (61a) — Rate Progression Upon Rehire					Potential change under MOU
Wages — Para. (61b) — (64)	X				New line item - Union needs to review
Wages, General Increases — Para. (65a)			X	X	Current Para. outdated; says nothing about what happens after 2006
Skilled Trades, Tool Allowance — Para. (65b) (1)	X	X			One time adjustment in 2003; part of ongoing base wages
Performance Bonus Payments — Para. (65b)(2) — (65b)(4)		X			Current Para. outdated; says nothing about what happens after 2006

Attachment E	IUE-CWA
Agreement
Check-Off List

	Continues	No Continuing	Changed by	Needs to Be
Agreement Clause	Unchanged	Application	MOU	Addressed	Comments (based on current state of discussions)

Add Base Rate to Wages — Para. (65)(c)		X	X		No ongoing COLA under MOU
Cost-of-Living Allowance — Para. (65d) — (65l)		X	X		No ongoing COLA under MOU
Skilled Trades Apprentices — Para (66) — (73)	X
Skilled Trades Upgrading — Para. (74) — (81)	X
Skilled Trades -Trainee Procedure (Upgrader) — Para. (75) — (82)	X
Skilled Trades, Merit Increases, Information for Journeyperson — Para. (83)	X
Skilled Trades -“Journeyperson” Definition — Para. (84)	X
Skilled Trades — Lines of Demarcation — Para. (85a) — (85d)	X
Skilled Trades — Subcontracting — Para. (86a) — (86e)	X
Leaves of Absence — Para. (87) — (96b)	X
Strikes, Stoppages and Lockouts — Para. (97) — (100)	X
Vacation Entitlement — Para. — (101) — (101d)	X
Vacation Entitlement — Qualifying Weeks — Para. (101e)	X				Drop reference to Independence Week
Vacation Entitlement — Para. — (101f) — (101f) (2)	X
Vacation Entitlement, Hours — Para. — (101g)			X		Vacation Entitlement limited to 160 hours
Vacation Entitlement, Eligibility Requirements — Para. — (101h) — (101t)	X
Independence Week Shutdown — Para. (101u)		X	X		Independence Week eliminated
Plant Vacation Shutdown Week — Para. — (101u) (1)			X	X	Drop reference to Indep. Week; need to redefine timing of Vac. week
Notification of Operations Scheduled to Run — Para. (101u) (2)		X			Independence Week eliminated
Indep. Week Pay & Additional Time Off — Para. (101u) (3) — (101u) (6)		X			Independence Week eliminated; No ATO days
Vacation Time Off Procedure — Para. — (101u)(7) — (101w)	X
Advance Vacation Pay Requirements — Para. (101x)(1) — Para (101x)(3)(e)	X
Holiday Pay — Para. (102) — (102l)			X	X	Need to update holidays & other date references through 10/12/11
General Provisions, Jury Duty Pay — Para. (103)	X
General Provisions, Bereavement Pay — Para. (103a)	X
General Provisions, Short Term Active Duty Pay — Para. (103b)	X
Approval of Local Agr. & Supremacy of Nat’l Agreement — Para (104)	X
Report of Physical Examination — Para. (105)	X
Termination of Local Agreement — Para. (106)	X
Duration of Agreement and Notification Procedures- Para. (107)			X	X	Update dates & duration
Modification and/or Termination Clause — Para. (108)			X	X	Update dates & duration
Benefit Plans — Para. (109)			X	X	Delete references to GIS & Legal Services Plan
Waiver -Para. (110)	X
Partial Invalidity of Agreement and Separability — Para. (111)	X
Separability in the Event of Partial Invalidity of Agreement — Para. (112)	X

National Agreement Appendices
Appendix A — Maintenance Sub-Contracting	X
Appendix B- Sub-Contracting Work	X
Appendix B-1 Sub-Contracting — Special Procedure	X
Appendix C — Selection of Upgraders	X
Appendix D -Job Opportunity Bank — Security (JOBS) Program		X	X		JOBS Program eliminated by MOU
Appendix D -MOU — Job Opportunity Bank — Security (JOBS) Program		X	X		JOBS Program eliminated by MOU
Appendix D — Attachment A:JOBS: Special Program		X	X		JOBS Program eliminated by MOU
Appendix D — Attachment B: JOBS: Operational Effectiveness		X	X		JOBS Program eliminated by MOU
Appendix E MOU — Employee Placement			X		Local variances on employment of temporary employees
Appendix F — Sourcing	X				Update variable cost criteria after negotiations; rest continues to apply
Appendix G — Computing Credit Toward Acquiring Seniority	X
Appendix G — Interpretation of Par. 4 - 4c and Par. 29	X

National Agreement Documents

Attachment E	IUE-CWA
Agreement
Check-Off List

	Continues	No Continuing	Changed by	Needs to Be
Agreement Clause	Unchanged	Application	MOU	Addressed	Comments (based on current state of discussions)

Intro.Statement — Interpretations, Statements, Letters, & MOU on H &S	X
Doc. 1- Overtime Interpretation — Short Shift Case	X
Doc. 2 - MOU Health and Safety			X		No joint funds; Joint administration at local level
Doc. 3 - Health and Safety Attachment A (Subjects)			X		No joint funds; Joint administration at local level
Doc. 4 - JOBS Program — Volume Related Layoffs — SEL		X	X		JOBS Bank eliminated by MOU
Doc. 5 - Supplier Corporate Citizenship	X
Doc. 6 - Growth and Opportunity Committee	X
Doc. 7- Sale of Business	X
Doc. 8 - Bereavement — Vacation with Pay	X
Doc. 9 - Competitive Agreement and Capital Investment Plan Overviews		X			Completed
Doc. 10 - Financial Secretaries — Dues Check-off	X
Doc. 11- COLA Calculation		X	X		COLA discontinued
Doc. 12 - Notice to Laid Off Employees of Anticipated Recall	X
Doc. 13 - Compliance with FMLA	X
Doc. 14 - Relocation Allowance — Single Parents	X
Doc. 15 - Delphi Equal Opportunity Employment Policy	X
Doc. 16 - Equal Application Comm. — Nat’l and Local (Human Resources)	X
Doc. 17 - Delphi Policy Re: Employment of Individuals with Disabilities	X
Doc. 18 - Delphi Policy Re: Employment of Disabled Vets and Vietnam Vets	X
Doc. 19 - Review Personnel Records	X
Doc. 20 & Attachments A-C — Quality Network			X		No joint funds; Joint administration at local level
Doc. 21- Tuition Assistance Plan		X			No funding or participation after effective date of MOU
Doc. 22 - Orientation Program			X		No joint funds; Joint administration at local level
Doc. 23 - MOU — Employee Assistance Program			X		No joint funds; Joint administration at local level
Doc. 24 - EAP — Use of Time by Union EAP Representative	X
Doc. 25 - Legal Services Funding		X			No funding or participation after effective date of MOU
Doc. 26 - Expeditious Grievance Handling — Delphi to IUE-CWA	X
Doc. 27 - Expeditious Grievance Handling — IUE-CWA to Delphi	X
Doc. 28 - Holiday Pay and Disciplinary Layoffs	X
Doc. 29 - Delphi Policy Re: Sexual Harassment	X
Doc. 30 - Sub-Contracting — Implementation Paragraph (86)(d)	X
Doc. 31 - Subcontracting — Tool & Die	X
Doc. 32 - Pre-Apprentice Training Minority Groups	X
Doc. 33 - Pre and Post Retirement Counseling		X			No funding or participation after effective date of MOU
Doc. 34 - Apprentice Testing and the Local Apprentice Committee	X
Doc. 35 - Date of Entry Status — Apprentices and Upgraders	X
Doc. 36 - Related Training Bonus	X
Doc. 37 - Special Skilled Trades Representative	X
Doc. 38 - Conversion to Metric System	X
Doc. 39 - Union Work Centers	X
Doc. 40 - Center for Benefit Plans and Health and Safety Representatives	X
Doc. 41 - Facilities for Union Members of Local Apprentice Committee	X
Doc. 42 - Space and Furnishings Provided for Union Benefit Plan Reps.	X
Doc. 43 - Local Union Presidents	X
Doc. 44 - Advance Discussions — Change of Shift Hours and Lunch Periods	X
Doc. 45 - Drug Screening Program	X
Doc. 46 - Christmas Holiday Period	X
Doc. 47- Overtime Policies	X
Doc. 48 - Benefit Representatives Concerns	X
Doc. 49 - Administration of Paragraph 101	X
Doc. 50 - Statement of Technological Progress	X

Attachment E	IUE-CWA
Agreement
Check-Off List

	Continues	No Continuing	Changed by	Needs to Be
Agreement Clause	Unchanged	Application	MOU	Addressed	Comments (based on current state of discussions)

Doc. 51 - POW/MIA Flags	X
Doc. 52 - Contractual Agreements — EDS	X
Doc. 53 - Voluntary Political Contributions	X
Doc. 54 - New Work Opportunities	X
Doc. 55 - Joint Activities Center		X	X		No funding or participation after effective date of MOU
Doc. 56 - Child Care/Elder Care Services Referral Program		X	X		No funding or participation after effective date of MOU
Doc. 57 - Retiree Individual Upward Education Plan		X	X		No funding or participation after effective date of MOU
Doc. 58 - Sick Leave Termination	X
Doc. 59 - HRD Coordinator			X		No joint funds; Joint administration at local level
Doc. 60 - Human Resource Development Training			X		No joint funds; Joint administration at local level
Doc. 61 - Personal Privacy	X
Doc. 62 - IUE-CWA — Delphi Scholarship Program for Dependent Children		X			No funding or participation after effective date of MOU
Doc. 63 - Plant Closing and Sale Moratorium			X		Document 63 waived to extent necessary to implement site plans
Doc. 64 - Temporary Openings — Paragraph (34) (e)				X	No Local Jobs Committee
Doc. 65 - Jobs — Pre-Retirement Leave Program		X			No JOBs progam under MOU
Doc. 66 - Working on a Holiday/Vacation Entitlement Conversion Option	X
Doc. 67 - Up Front Lump Sum Payment		X			2003 one time payment
Doc. 68 - Modification To Paragraph (30a) — Seniority Slippage (Supervisor)	X
Doc. 69 - Alternate District Committeeperson Functioning	X
Doc. 70 - Federal Income Tax Withholding	X
Doc. 71 - Holiday Pay — Vacations Occurring During an Approved Vacation	X
Doc. 72 - Administration of Paragraph (84)	X
Doc. 73 - Joint Activities MOU		X	X		No joint funds; Joint administration at local level
Doc. 74 - Human Resource Development — MOU		X	X		No joint funds; Joint administration at local level
Doc. 75 - Apprentices and Upgraders — Layoffs	X
Doc. 76 - Subcontracting Communications	X
Doc. 77 - Warranties	X
Doc. 78 - Personal Problems — Early Identification — EAP	X
Doc. 79 - Work Assignments — Skilled Trades	X
Doc. 80 - Job Security — Apprentice Training and Jryn Development			X		No commitment to specific number of apprentices
Doc. 81 - Grievance Procedure (Implementation)	X
Doc 82 - Coordination of Sourcing Evaluation	X
Doc. 83 - Diversity Training	X
Doc. 84 - Sourcing (150 day notice)	X
Doc. 85 - DMS Relationship to IUE-CWA-Delphi Quality Network	X				No joint funds; Joint administration at local level
Doc. 86 - Electronic Transfer — Membership Dues	X

Contract Settlement Agreement Terms
Para. 1 - New National Agreement			X		Additional changes from 2007 MOU
Para. 2 - Unchanged Paragraphs			X		Additional paragraphs changed by 2007 MOU
Para. 3 - Amendments, Additions, Substitutions and Deletions			X		Additional paragraphs changed by 2007 MOU
Para. 4 - Union Bulletin Boards & Publication Racks	X
Para. 5 - Indemnity Agreement	X
Para. 6 - Grievances Under Old Agreement	X
Para. 7 - Local Agreements			X		Need new date
Para. 8 - Hiring Rates			X		Hiring rates and progression changed by MOU

Para. 9 - Related Supplemental Agreements			X		SUB eligibility modified, GIS eliminated, DB Pension frozen, OPEB terminated
Para. 10 - This number not being used in the 2003 NA
Para. 11 - Computing Seniority-Jury Duty	X
Para. 12 - Local Issues Strikes	X				No waiver for 2007 Local Negotiations

Attachment E	IUE-CWA
Agreement
Check-Off List

	Continues	No Continuing	Changed by	Needs to Be
Agreement Clause	Unchanged	Application	MOU	Addressed	Comments (based on current state of discussions)
Para. 13 - Health Care Benefits	X	X			Funding expires
Para. 14 - This number not being used in the 2003 NA
Para. 15 - National Agreement Changes and /or Waivers	X
Para. 16 - Funding:- Joint Skill Development and Training		X	X		No funding after effective date of MOU
Para. 17 - Ratification & Effective Date			X		New dates
Counterpart Signatures				X	Replace with current names

Supplemental Agreements Attached as Exhibits
Supplemental Agreement — Pension Plan (Exhibit A)			X		DB Plan frozen
Supplemental Agreement — Life & Disability Benefits Program (Exhibit B)			X		Coverage per 2007 MOU
Supplemental Agreement — Health Care Program (Exhibit C)			X		Coverage per 2007 MOU
Supplemental Agreement — SUB Plan (Exhibit D)			X		Coverage per 2007 MOU
Supplemental Agreement — GIS (Exhibit E)		X			GIS Plan eliminated
Supplemental Agreement — Profit Sharing Plan (Exhibit F)	X
Supplemental Agreement — Personal Savings Plan (Exhibit G)			X		Coverage per 2007 MOU
Supplemental Agreement — Legal Services Plan (Exhibit I)		X			Legal Services Plan eliminated

Other Miscellaneous Letters & Memoranda
12/1/98 MOU Regarding Pension and Other Matters Concerning Employment of GM Employees with Delphi Automotive Systems			X
1/4/05 MOU IUE-CWA Conference Board — Joint Programs, concerning payment of wages & benefits for five (5) IUE-CWA staff members from Joint Funds		X	X
11/15/03 Unpublished Excerpt from the Minutes concerning development of a viable business represented by IUE-CWA Local 1111		X	X

Unpublished Letters & Documents
2003 National Agreement
Letter — Neutrality	X
Letter — Employee Rights Regarding Union Representation	X
Letter — Document 80- Skilled T Placement Credits		X	X		No ongoing commitment to specific number of apprentices
Letter — Reviewing the Living Agreement at Gadsden Operations		X			Complete
Letter — Skilled Trades / Indirect Labor Audits	X
Letter — Flying of the IUE-CWA Flag At Delphi Facilities	X
Letter — New Vehicle Purchase Program	X				GM will continue eligibility, including Gadsden & Kettering
Letter — Undercover Agents	X
Letter — Special Active Duty — Armed Service	X
Excerpt — Exiting Batteries at Anaheim & offering attrition programs		X			Complete
Excerpt — Plant-wide Smoking Policy	X
Excerpt — Removal of Joint Program Representatives	X
Excerpt — Developing Employee Impact in Appendix F Business Cases	X
Excerpt — Develop a process to record Appendix F Notices			X		No joint funding
Excerpt — Provide Jointly Developed Training on Appendix F Language		X			Complete
Excerpt — Develop Appendix F training module		X			Complete
Excerpt — Corporation and Union name and address changes			X	X	Need to update names & addresses
Excerpt — Hourly-Rate Employees Pension Plan & Cost of Health Care	X
Excerpt — Kennedy-Miller Bill regarding Union representation		X
Excerpt — Employment Placement Opportunities at Delphi UAW Facilities	X
Excerpt — Car Vouchers for Retirees		X
Excerpt — Absenteeism	X
Excerpt — Full Disclousure in Grievance Procedure	X
Excerpt — Expansion of Membership Information Reports	X

Attachment E	IUE-CWA
Agreement
Check-Off List

	Continues	No Continuing	Changed by	Needs to Be
Agreement Clause	Unchanged	Application	MOU	Addressed	Comments (based on current state of discussions)

Excerpt — Corrective Action Timeline	X
Excerpt — Internet Access			X		AOL subsidy eliminated; other non-subsidized programs continue
Excerpt — United Way Fund Drive	X
Excerpt — Short-term Representation Needs	X
Excerpt — Competitive Hire Employees COLA		X	X		COLA eliminated
Excerpt — Credited Service Corrections due to Change in Status	X				Understanding continues; no new audit
Excerpt — Acquiring Seniority on Bereavement	X
Excerpt — Lump-sum Payment		X
Excerpt — EAP Expanding Role to Child & Elder Care		X	X		No funding or participation in child/elder care under MOU
Excerpt — Retiree IUEP		X	X		No funding or participation after effective date of MOU
Excerpt — Health and Safety Issues	X
Evcerpt — Health and Safety Certification — POSH			X		No joint funds; Joint administration at local level
Excerpt — Special Safety Awareness Training			X		No joint funds; Joint administration at local level
Excerpt — Advanced Certification for Quality Professionals			X		Funding eliminated
Excerpt — QN Representatives Access to Computer			X		No joint funds; Joint administration at local level
Excerpt — Quality Network Planned Maintenance Process			X		No joint funds; Joint administration at local level
Excerpt — Quality Network Planned Maintenance Predictive Technology			X		No joint funds; Joint administration at local level
Excerpt — Quality Network Action Strategies Update			X		No joint funds; Joint administration at local level
Excerpt — Quality Network Internal Communication			X		No joint funds; Joint administration at local level
Excerpt — Quality Network Suggestion Plan			X		No joint funds; Joint administration at local level
Excerpt — Quality Network Product Quality Resolution Process			X		No joint funds; Joint administration at local level
Excerpt — Quality Network Training Materials with IUE-CWA Name			X		No joint funds; Joint administration at local level
Excerpt — Quality Network Suggestion Plan Administration Letter			X		No joint funds; Joint administration at local level
Excerpt — MAXIMO Implemenation			X		No joint funds; Joint administration at local level
Excerpt — Non-Skilled District Person Represents Skilled Trades Issues	X
Excerpt — Apprenticeship Program	X
Excerpt — Statement of Technological Progess, Doc. 50.	X
Excerpt — Joint Training Fund to Support Apprentice Training			X		No joint funds; Joint administration at local level
Excerpt — Repair Work on Leased /Rented Equipment	X
Excerpt — Subtracting due to Dimensional Tolerences	X
Excerpt — Subtracting Tool Room Work	X
Excerpt — Planned / Predictive Maintenance Training Guide	X
Excerpt — Apprentice Tool Box	X
Excerpt — Apprenticeship Testing	X
Excerpt — Apprenticeship Program Allowances	X
Excerpt — Skilled Trades License	X
Excerpt — Statement of Technological Progess, Software Changes	X
Excerpt — Apprentice Work Assignments	X
Excerpt — Skilled Trades Supervision	X
Excerpt — Skilled Trades Warranty Issues	X
Excerpt — Skilled Trades Working “High Risk Jobs”	X
Excerpt — Skilled Trades Retraining Allowance	X
Excerpt — Non-apprenticeable Classifications	X
Excerpt — Apprentice Additional $200 Allowance	X
Excerpt — Retrained Journeypersons Toolbox	X
Excerpt — Upgraders Tool Allowance	X
Excerpt — Apprentice Committee Demographic Studies	X
Excerpt — Apprentice Payment of Allowance	X
Excerpt — Apprentice Wage Rate Schedule			X		Need to update in conformance with 2007 MOU

Unpublished Letters & Documents

Attachment E	IUE-CWA
Agreement
Check-Off List

	Continues	No Continuing	Changed by	Needs to Be
Agreement Clause	Unchanged	Application	MOU	Addressed	Comments (based on current state of discussions)
1999 National Agreement
Letter — Undercover Agents		X			Superseded by 2003 letter
Letter — Transfer Provisions — Joint Program Representatives	X
Letter — Collection of Union Dues	X
Letter — Flying of IUE Flag at Delphi Automotive Systems Facilities	X
Letter — Employee Selection Process		X
Letter — IUEP Allowance for Labor Studies Courses		X	X		No funding or participation after effective date of MOU
Letter — Work Week Credit for Wage Progression — Plant Shutdown	X
Letter — National Agreement Expriation		X
Letter — Neutrality		X			Superseded by 2003 Letter
Letter — Employee Rights Regarding Union Representation	X
Letter — New Vehicle Purchase Program		X			Superseded by 2003 Letter
Letter — Product Quality Concerns	X
Letter — Shift Premium for Training	X
Letter — Supplier Sourcing Decisions		X			Applied to sourcing decisions made while Delphi was part of GM
Letter — Suspending Employees	X
Letter — Payroll During Christmas Holiday	X
Letter — Wage Progression for Employees Returning to Non-skilled Jobs	X
Statement Standard Apprentice Plan	X
Excerpt — Apprentice Tool Allowance	X
Excerpt — GM’s Ambassador Program		X			Program discontinued in 2003
Excerpt — Non-Skilled District Person Represents Skilled Trades Issues	X
Excerpt — Apprenticeship Program	X
Excerpt — Quality Council Common Measurements	X
Excerpt — Contractor Safety	X
Excerpt — Costing Criteria for Sourcing Decisions	X
Excerpt — Apprentice Committee Demographic Studies		X			Superseded by 2003 Excerpt
Excerpt — Employee Discounts on SPO Aftermarket Products		X			Eligibility expired in 2003
Excerpt — Upgraders Tool Allowance		X			Superseded by 2003 Excerpt
Excerpt — Delphi Manufacturing Ergonomics Guidelines	X				No joint funds; Joint administration at local level
Excerpt — Emergengy Evacuation Plan	X
Excerpt — Pedestrian Aisles	X
Excerpt — Maintenance on Safety Related Equipment	X
Excerpt — Emergency Medical Response Teams	X
Excerpt — Quality Network Internal Communication			X		No joint funds; Joint administration at local level
Excerpt — Jobs Security Program		X	X		JOBS Program eliminated
Excerpt — Skilled Trades License		X			Superseded by 2003 Excerpt
Excerpt — Health and Safety Suggestion Awards	X
Excerpt — Apprentice Tool Allowance		X			Superseded by 2003 Excerpt
Excerpt — Notification of Potential Sourcing	X
Excerpt — Planned / Predictive Maintenance Training Guide	X
Excerpt — Kettering Visit to Review Issues		X
Excerpt — Repair Work on Leased /Rented Equipment	X
Excerpt — Statement of Technological Progess, Software Changes	X
Excerpt — Skilled Trades Retraining Allowance		X			Superseded by 2003 Excerpt
Excerpt — Training Fund		X			No joint funds after effective date of MOU
Except — Payroll Tax Option Re: Scholarship or Voucher Payments		X	X		No funding or participation after effective date of MOU
Excerpt — IUE-Delphi Dependent Scholarship Program		X	X		No funding or participation after effective date of MOU
Excerpt — Upgraders Program	X
Excerpt — Wage Progression — Employee Transferred to Apprenticeship	X
Excerpt — Skilled Trades Warranty Issues		X			Superseded by 2003 Excerpt

Attachment E	IUE-CWA
Agreement
Check-Off List

	Continues	No Continuing	Changed by	Needs to Be
Agreement Clause	Unchanged	Application	MOU	Addressed	Comments (based on current state of discussions)
Excerpt — Overpayment	X
Excerpt — Fitness / Wellness Center		X	X		No funding or participation after effective date of MOU
Excerpt — Corporation and Union Name and Address Changes		X			Superseded by 2003 excerpt; need to update for 2007
Excerpt — Joint Training Fund for Conference Board Expenses		X	X		No joint funds after effective date of MOU
Apprentice Wage Rates — Standard Apprentice Plan Manual Page 5		X			Superseded by 2003 Excerpt; needs further 2007 update
Excerpt — Refusal of Hazardous Work	X
Excerpt — Apprentice Additional $200 Allowance		X			Superseded by 2003 Excerpt
Excerpt — Competitive Hiring Plans		X			Handled as part of negotiations for 2007 MOU

Unpublished Letters & Documents
1996 National Agreement
Statement — Child Care and Elder Care Referral Services		X	X		No funding or participation after effective date of MOU
Statement — Fitness Center Operation		X	X		No funding or participation after effective date of MOU
Statement -Conference Board Address Change		X			Only applicable to 1996 agreement
Statement — Joint Activities Center Services		X	X		No joint funds; Joint administration at local level
Excerpt — Basic Safety Training Guide	X
Letter — Employees With Automatic SEL Protection		X			JOBS Program eliminated
Letter — Movement of Protected Employees		X			JOBS Program eliminated
Letter — Baseline Secured Employment Level Adjustments		X			JOBS Program eliminated
Excerpt — Future Sale of Business		X			Superseded by Document 7
Excerpt — Hiring Journeypersons	X
Excerpt — Subcontracting	X
Letter — General Motors New Vehicle Purchase Program		X			Superseded by 2003 Letter
Excerpt — Joint Funds for Skilled Trades / Apprentice Training		X			Superseded by 2003 Excerpt
Excerpt — Planned/Predictive Maintenance Training Guide		X			Superseded by 2003 Excerpt
Excerpt — Skilled Trades License		X			Superseded by 2003 Excerpt
Excerpt — Skilled Trades Subcontracting Planning Teams	X
Excerpt — Upgraders and Apprentice Committee	X
Excerpt — Outside Contrating Checklist	X
Excerpt — Quality Network Visits		X			Complete
Letter — IUEP Allowance for Labor Studies Courses		X	X		No funding or participation after effective date of MOU
Statement — Funding for Joint Skill Development and Training		X	X		No joint funds after effective date of MOU
Statement — Joint Training Fund for Conference Board Expenses		X	X		No joint funds after effective date of MOU
Excerpt — Job Security		X	X		JOBS Program eliminated
Letter — Movement of Protected Employees Within A SEL Group		X	X		JOBS Program & SEL’s eliminated
Apprentice Wage Rates — Standard Apprentice Plan Manual Page 5		X			Superseded by 2003 Language; needs to be updated for 2007
Excerpt — Job Security, Kettering included in baseline and unit SEL		X	X		JOBS Program & SEL’s eliminated

Local Agreements
The agreements between Delphi Automotive Holdings Group – Anaheim (Ontario), California and IUE-CWA Local 1111		X			Plant closed
The agreements between Delphi Automotive Holdings Group – Kettering, Ohio and IUE-CWA Local 755					Except as required to conform to terms of MOU and excluding any agreements on list of agreements to be eliminated (below)
X
The agreements between Delphi Automotive Holdings Group – Moraine, Ohio and IUE-CWA Local 801					Except as required to conform to terms of MOU and excluding any agreements on list of agreements to be eliminated (below)
X
The agreements between Delphi Automotive Holdings Group – New Brunswick, New Jersey and IUE-CWA Local 416		X			Plant closed
The agreements between Delphi Packard Electric – Brookhaven, Mississippi and IUE-CWA Local 718					Except as required to conform to terms of MOU and excluding any agreements on list of agreements to be eliminated (below)
X
Except as required to conform to terms of MOU and excluding any agreements on list of agreements to be eliminated (below)
The agreements between Delphi Packard Electric – Clinton, Mississippi and IUE-CWA Local 698	X

Attachment E	IUE-CWA
Agreement
Check-Off List

	Continues	No Continuing	Changed by	Needs to Be
Agreement Clause	Unchanged	Application	MOU	Addressed	Comments (based on current state of discussions)

The agreements between Delphi Packard Electric – Warren, Ohio and IUE-CWA Local 717	X				Except as required to conform to terms of MOU and excluding any agreements on list of agreements to be eliminated (below)

The agreements between Delphi Packard Electric – Gadsden, Alabama and IUE-CWA Local 711	X				Except as required to conform to terms of MOU and excluding any agreements on list of agreements to be eliminated (below)

NON-EXCLUSIVE LIST OF AGREEMENTS TO BE ELIMINATED
		X	X
Lifetime Job and Income Security Agreement -Clinton - 6/13/85		X	X
Addendum to Lifetime Job & Income Security & Hiring Plan-9/28/99 Clinton		X	X
Living Agreement Memorandum — Clinton Local Agr. - 7/4/94		X	X
Lifetime Job and Income Security Agreement-Brookhaven-10/31/85		X	X
Addendum to Lifetime Job & Inc. Sec. Agrmt. & Local Agr. (CHP) — Brookhaven - 10/4/94		X	X
Perpetual Concept Agreement Language — Brookhaven Local Agr. 10/10/94		X	X
Lifetime Job and Income Security Agreement — Warren - 11/20/84		X	X
Addendum to1984 Local Lifetime Job & Income Security- Warren - 11/12/87		X	X
MOU “Addendum to 1984 & 1987 Job & Income Security-Warren-5/26/97		X	X
MOU amending “Addendum to 1984 & 1987 Local JIS-Warren-11/25/03		X	X
Letter dated Nov. 2003 related to 2nd week of July Shutdown- Warren		X	X
Letter dated 7/15/96 re:Minimum Employment Level 1500- AHG Moraine		X	X
MOU dated 9/28/02 re: Project Vortex employment targets- Kettering		X	X
Skilled Trades MOU dated 9/28/02 - AHG Kettering & Local 755		X	X
MOU- Scheduled Hour Bonus Program - 9/27/02 - Kettering & Local 755		X	X
Letter dated 9/27/02 concerning redistricting at AHG Kettering Plant		X	X
Letter dated 9/27/02 concerning application of Para. (20)-NA Kettering Plant		X	X
Unpublished MOU dated 12/15/04 regarding Metrology Lab — AHG Kettering		X	X
MOU-4/14/04 concerning overtime for Outside Truckers — Kettering		X	X
MOU - 1/28/02 - “Outside Trucking Classification (200 Class) Kettering		X	X
Unpublished MOU- 6/15/04 re: committeeman pay-Conf.Bd — AHG Kettering		X	X
MOU - 6/15/04 regarding “Local Union Appointments” — Kettering		X	X
MOU - 6/15/04 regarding “Local Districting Agreement” — Kettering		X	X
Unpublished MOU — “Addendum to 1/28/02 Representation MOU- Kettering		X	X
Undated MOU re:overtime for Ergonomics Reps at Kettering		X	X
MOU - 1/8/03 re: clairfication of Skilled Trades items in dispute — Kettering		X	X
Letter 2/23/04- re: Employment Status & New Work Opportunties — Moraine		X	X
MOU -2/1/85-Security and Competitive Opportunity for Employees-Moraine		X	X
“Ghost Offer” provisions for Committeepersons — Warren		X

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)
EXHIBIT 2 – IUE-CWA UNLIQUIDATED CLAIMS

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
IUE CWA DELPHI CORP JOINT	12637	07/28/2006	EXHAUST SYSTEMS
ACTIVITIES CENTER			CORPORATION
KENNEDY JENNIK & MURRAY PC			(05-44573)
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12654	07/28/2006	DELPHI FURUKAWA
ACTIVITIES CENTER			WIRING SYSTEMS LLC
KENNEDY JENNIK & MURRAY PC			(05-47452)
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12650	07/28/2006	DELPHI CONNECTION
ACTIVITIES CENTER			SYSTEMS (05-44624)
KENNEDY JENNIK & MURRAY PC
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12663	07/28/2006	DELPHI AUTOMOTIVE
ACTIVITIES CENTER			SYSTEMS OVERSEAS
KENNEDY JENNIK & MURRAY PC			CORPORATION
113 UNIVERSITY PL			(05-44593)
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12648	07/28/2006	DELPHI AUTOMOTIVE
ACTIVITIES CENTER			SYSTEMS THAILAND,
KENNEDY JENNIK & MURRAY PC			INC (05-44586)
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12642	07/28/2006	DELPHI LIQUIDATION
ACTIVITIES CENTER			HOLDING COMPANY
KENNEDY JENNIK & MURRAY PC			(05-44542)
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12640	07/28/2006	DELPHI
ACTIVITIES CENTER			INTERNATIONAL
KENNEDY JENNIK & MURRAY PC			SERVICES INC (05-44583)
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12659	07/28/2006	DELPHI AUTOMOTIVE
ACTIVITIES CENTER			SYSTEMS HUMAN
KENNEDY JENNIK & MURRAY PC			RESOURCES LLC
113 UNIVERSITY PL			(05-44639)
NEW YORK, NY 10003

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
IUE CWA DELPHI CORP JOINT	12645	07/28/2006	DELPHI MEDICAL
ACTIVITIES CENTER			SYSTEMS
KENNEDY JENNIK & MURRAY PC			CORPORATION
113 UNIVERSITY PL			(05-44529)
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	15754	07/28/2006	DELCO ELECTRONICS
ACTIVITIES CENTER			OVERSEAS
KENNEDY JENNIK & MURRAY PC			CORPORATION
113 UNIVERSITY PL			(05-44610)
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12930	07/28/2006	SPECIALTY
ACTIVITIES CENTER			ELECTRONICS, INC
KENNEDY JENNIK & MURRAY PC			(05-44539)
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12643	07/28/2006	DELPHI MECHATRONIC
ACTIVITIES CENTER			SYSTEMS, INC (05-44567)
KENNEDY JENNIK & MURRAY PC
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12647	07/28/2006	DELPHI RECEIVABLES
ACTIVITIES CENTER			LLC (05-47459)
KENNEDY JENNIK & MURRAY PC
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12652	07/28/2006	DELPHI DIESEL
ACTIVITIES CENTER			SYSTEMS CORP
KENNEDY JENNIK & MURRAY PC			(05-44612)
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12661	07/28/2006	DELPHI AUTOMOTIVE
ACTIVITIES CENTER			SYSTEMS KOREA, INC
KENNEDY JENNIK & MURRAY PC			(05-44580)
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12665	07/28/2006	DELPHI AUTOMOTIVE
ACTIVITIES CENTER			SYSTEMS SERVICES LLC
KENNEDY JENNIK & MURRAY PC			(05-44632)
113 UNIVERSITY PL
NEW YORK, NY 10003

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
IUE CWA DELPHI CORP JOINT	12927	07/28/2006	ASEC SALES GENERAL
ACTIVITIES CENTER			PARTNERSHIP (05-44484)
KENNEDY JENNIK & MURRAY PC
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12928	07/28/2006	ENVIRONMENTAL
ACTIVITIES CENTER			CATALYSTS, LLC
KENNEDY JENNIK & MURRAY PC			(05-44503)
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12649	07/28/2006	DELPHI CHINA LLC
ACTIVITIES CENTER			(05-44577)
KENNEDY JENNIK & MURRAY PC
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12641	07/28/2006	DELPHI LLC (05-44615)
ACTIVITIES CENTER
KENNEDY JENNIK & MURRAY PC
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	13271	07/28/2006	DELPHI NY HOLDING
ACTIVITIES CENTER			CORPORATION
KENNEDY JENNIK & MURRAY PC			(05-44480)
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12662	07/28/2006	DELPHI AUTOMOTIVE
ACTIVITIES CENTER			SYSTEMS LLC (05-44640)
KENNEDY JENNIK & MURRAY PC
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12644	07/28/2006	DELPHI MEDICAL
ACTIVITIES CENTER			SYSTEMS COLORADO
KENNEDY JENNIK & MURRAY PC			CORPORATION
113 UNIVERSITY PL			(05-44507)
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12653	07/28/2006	DELPHI FOREIGN SALES
ACTIVITIES CENTER			CORPORATION
KENNEDY JENNIK & MURRAY PC			(05-44638)
113 UNIVERSITY PL
NEW YORK, NY 10003

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
IUE CWA DELPHI CORP JOINT	12656	07/28/2006	DELPHI
ACTIVITIES CENTER			INTERNATIONAL
KENNEDY JENNIK & MURRAY PC			HOLDINGS CORP
113 UNIVERSITY PL			(05-44591)
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12646	07/28/2006	DELPHI MEDICAL
ACTIVITIES CENTER			SYSTEMS TEXAS
KENNEDY JENNIK & MURRAY PC			CORPORATION
113 UNIVERSITY PL			(05-44511)
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12660	07/28/2006	DELPHI AUTOMOTIVE
ACTIVITIES CENTER			SYSTEMS
KENNEDY JENNIK & MURRAY PC			INTERNATIONAL, INC
113 UNIVERSITY PL			(05-44589)
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12664	07/28/2006	DELPHI AUTOMOTIVE
ACTIVITIES CENTER			SYSTEMS RISK
KENNEDY JENNIK & MURRAY PC			MANAGEMENT CORP
113 UNIVERSITY PL			(05-44570)
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12638	07/28/2006	ASPIRE, INC (05-44618)
ACTIVITIES CENTER
KENNEDY JENNIK & MURRAY PC
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12639	07/28/2006	DREAL INC (05-44627)
ACTIVITIES CENTER
KENNEDY JENNIK & MURRAY PC
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12655	07/28/2006	DELPHI INTEGRATED
ACTIVITIES CENTER			SERVICE SOLUTIONS,
KENNEDY JENNIK & MURRAY PC			INC (05-44623)
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12658	07/28/2006	DELPHI AUTOMOTIVE
ACTIVITIES CENTER			SYSTEMS GLOBAL
KENNEDY JENNIK & MURRAY PC			(HOLDING), INC
113 UNIVERSITY PL			(05-44636)
NEW YORK, NY 10003

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
IUE CWA DELPHI CORP JOINT	12657	07/28/2006	DELPHI AUTOMOTIVE
ACTIVITIES CENTER			SYSTEMS (HOLDING),
KENNEDY JENNIK & MURRAY PC			INC (05-44596)
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12666	07/28/2006	DELPHI AUTOMOTIVE
ACTIVITIES CENTER			SYSTEMS TENNESSEE,
KENNEDY JENNIK & MURRAY PC			INC (05-44558)
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12929	07/28/2006	SPECIALTY
ACTIVITIES CTR			ELECTRONICS
KENNEDY JENNIK & MURRAY PC			INTERNATIONAL LTD
113 UNIVERSITY PLACE			(05-44536)
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12925	07/28/2006	DELPHI
ACTIVITIES CTR			TECHNOLOGIES, INC
KENNEDY JENNIK & MURRAY PC			(05-44554)
113 UNIVERSITY PLACE
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	13273	07/28/2006	DELPHI SERVICES
ACTIVITIES CTR			HOLDING
KENNEDY JENNIK & MURRAY PC			CORPORATION
113 UNIVERSITY PLACE			(05-44633)
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12651	07/28/2006	DELPHI CORPORATION
ACTIVITIES CTR			(05-44481)
KENNEDY JENNIK & MURRAY PC
113 UNIVERSITY PLACE
NEW YORK, NY 10003

IUE CWA DELPHI CORP JOINT	12926	07/28/2006	ASEC
ACTIVITIES CTR			MANUFACTURING
KENNEDY JENNIK & MURRAY PC			GENERAL
113 UNIVERSITY PLACE			PARTNERSHIP (05-44482)
NEW YORK, NY 10003

IUE CWA FOR ITSELF AND ITS	12516	07/28/2006	DELPHI MEDICAL
AFFILIATED LOCAL UNIONS ET AL			SYSTEMS TEXAS
KENNEDY JENNIK & MURRAY PC			CORPORATION
113 UNIVERSITY PL			(05-44511)
NEW YORK, NY 10003

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
IUE CWA FOR ITSELF AND ITS	12522	07/28/2006	ASEC SALES GENERAL
AFFILIATED LOCAL UNIONS ET AL			PARTNERSHIP (05-44484)
KENNEDY JENNIK & MURRAY PC
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA FOR ITSELF AND ITS	12526	07/28/2006	EXHAUST SYSTEMS
AFFILIATED LOCAL UNIONS ET AL			CORPORATION
KENNEDY JENNIK & MURRAY PC			(05-44573)
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA FOR ITSELF AND ITS	12525	07/28/2006	SPECIALTY
AFFILIATED LOCAL UNIONS ET AL			ELECTRONICS, INC
KENNEDY JENNIK & MURRAY PC			(05-44539)
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA FOR ITSELF AND ITS	12507	07/28/2006	DELPHI FURUKAWA
AFFILIATED LOCAL UNIONS ET AL			WIRING SYSTEMS LLC
KENNEDY JENNIK & MURRAY PC			(05-47452)
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA FOR ITSELF AND ITS	12513	07/28/2006	DELPHI MECHATRONIC
AFFILIATED LOCAL UNIONS ET AL			SYSTEMS, INC (05-44567)
KENNEDY JENNIK & MURRAY PC
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA FOR ITSELF AND ITS	12503	07/28/2006	DELPHI CORPORATION
AFFILIATED LOCAL UNIONS ET AL			(05-44481)
KENNEDY JENNIK & MURRAY PC
113 UNIVERSITY PL
NEW YORK, NY 10003

IUE CWA FOR ITSELF AND ITS	12521	07/28/2006	ASEC
AFFILIATED LOCAL UNIONS ET AL			MANUFACTURING
KENNEDY JENNIK & MURRAY PC			GENERAL
113 UNIVERSITY PL			PARTNERSHIP (05-44482)
NEW YORK, NY 10003

IUE CWA FOR ITSELF AND ITS	12519	07/28/2006	DELPHI SERVICES
AFFILIATED LOCAL UNIONS ET AL			HOLDING
KENNEDY JENNIK & MURRAY PC			CORPORATION
113 UNIVERSITY PL			(05-44633)
NEW YORK, NY 10003

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12504	07/28/2006	DELPHI DIESEL SYSTEMS CORP (05-44612)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12508	07/28/2006	DELPHI INTEGRATED SERVICE SOLUTIONS, INC (05-44623)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12509	07/28/2006	DELPHI INTERNATIONAL HOLDINGS CORP (05-44591)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12497	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS RISK MANAGEMENT CORP (05-44570)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12520	07/28/2006	DELPHI TECHNOLOGIES, INC (05-44554)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12515	07/28/2006	DELPHI MEDICAL SYSTEMS CORPORATION (05-44529)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12528	07/28/2006	ASPIRE, INC (05-44618)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12529	07/28/2006	DREAL INC (05-44627)

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12514	07/28/2006	DELPHI MEDICAL SYSTEMS COLORADO CORPORATION (05-44507)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12493	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS INTERNATIONAL, INC (05-44589)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12523	07/28/2006	ENVIRONMENTAL CATALYSTS, LLC (05-44503)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12496	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS OVERSEAS CORPORATION (05-44593)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12502	07/28/2006	DELPHI CONNECTION SYSTEMS (05-44624)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12506	07/28/2006	DELPHI FOREIGN SALES CORPORATION (05-44638)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12511	07/28/2006	DELPHI LLC (05-44615)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12518	07/28/2006	DELPHI RECEIVABLES LLC (05-47459)

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12492	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS HUMAN RESOURCES LLC (05-44639)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12498	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS SERVICES LLC (05-44632)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12500	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS THAILAND, INC (05-44586)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12524	07/28/2006	SPECIALTY ELECTRONICS INTERNATIONAL LTD (05-44536)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12517	07/28/2006	DELPHI NY HOLDING CORPORATION (05-44480)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12491	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS GLOBAL (HOLDING), INC (05-44636)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12489	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS (HOLDING), INC (05-44596)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12495	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS LLC (05-44640)

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12499	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS TENNESSEE, INC (05-44558)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12512	07/28/2006	DELPHI LIQUIDATION HOLDING COMPANY (05-44542)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12527	07/28/2006	DELCO ELECTRONICS OVERSEAS CORPORATION (05-44610)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12494	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS KOREA, INC (05-44580)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12501	07/28/2006	DELPHI CHINA LLC (05-44577)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12505	07/28/2006	DELPHI ELECTRONICS (HOLDING) LLC (05-44547)

IUE CWA FOR ITSELF AND ITS AFFILIATED LOCAL UNIONS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12510	07/28/2006	DELPHI INTERNATIONAL SERVICES INC (05-44583)

LOCAL 1111 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12856	07/28/2006	DELPHI MECHATRONIC SYSTEMS, INC (05-44567)

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
LOCAL 1111 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12874	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS LLC (05-44640)

LOCAL 1111 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12867	07/28/2006	DELPHI CORPORATION (05-44481)

LOCAL 1111 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12844	07/28/2006	SPECIALTY ELECTRONICS, INC (05-44539)

LOCAL 1111 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12845	07/28/2006	SPECIALTY ELECTRONICS INTERNATIONAL LTD (05-44536)

LOCAL 1111 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12866	07/28/2006	DELPHI CONNECTION SYSTEMS (05-44624)

LOCAL 416 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12543	07/28/2006	DELPHI CONNECTION SYSTEMS (05-44624)

LOCAL 416 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12554	07/28/2006	DELPHI MECHATRONIC SYSTEMS, INC (05-44567)

LOCAL 416 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12565	07/28/2006	SPECIALTY ELECTRONICS INTERNATIONAL LTD (05-44536)

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
LOCAL 416 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12566	07/28/2006	SPECIALTY ELECTRONICS, INC (05-44539)

LOCAL 416 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12544	07/28/2006	DELPHI CORPORATION (05-44481)

LOCAL 416 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12536	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS LLC (05-44640)

LOCAL 698 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	13278	07/28/2006	DELPHI CORPORATION (05-44481)

LOCAL 698 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12979	07/28/2006	SPECIALTY ELECTRONICS INTERNATIONAL LTD (05-44536)

LOCAL 698 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12978	07/28/2006	SPECIALTY ELECTRONICS, INC (05-44539)

LOCAL 698 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	13279	07/28/2006	DELPHI CONNECTION SYSTEMS (05-44624)

LOCAL 698 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12990	07/28/2006	DELPHI MECHATRONIC SYSTEMS, INC (05-44567)

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
LOCAL 698 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	13286	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS LLC (05-44640)

LOCAL 711 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12716	07/28/2006	DELPHI CORPORATION (05-44481)

LOCAL 711 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12702	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS LLC (05-44640)

LOCAL 711 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12731	07/28/2006	SPECIALTY ELECTRONICS INTERNATIONAL LTD (05-44536)

LOCAL 711 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12741	07/28/2006	DELPHI MECHATRONIC SYSTEMS, INC (05-44567)

LOCAL 711 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12730	07/28/2006	SPECIALTY ELECTRONICS, INC (05-44539)

LOCAL 711 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12715	07/28/2006	DELPHI CONNECTION SYSTEMS (05-44624)

LOCAL 717 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12750	07/28/2006	DELPHI CORPORATION (05-44481)

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
LOCAL 717 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12774	07/28/2006	SPECIALTY ELECTRONICS INTERNATIONAL LTD (05-44536)

LOCAL 717 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12773	07/28/2006	SPECIALTY ELECTRONICS, INC (05-44539)

LOCAL 717 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12763	07/28/2006	DELPHI MECHATRONIC SYSTEMS, INC (05-44567)

LOCAL 717 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12751	07/28/2006	DELPHI CONNECTION SYSTEMS (05-44624)

LOCAL 717 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12758	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS LLC (05-44640)

LOCAL 718 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12885	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS LLC (05-44640)

LOCAL 718 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12915	07/28/2006	SPECIALTY ELECTRONICS, INC (05-44539)

LOCAL 718 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12914	07/28/2006	SPECIALTY ELECTRONICS INTERNATIONAL LTD (05-44536)

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
LOCAL 718 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12903	07/28/2006	DELPHI MECHATRONIC SYSTEMS, INC (05-44567)

LOCAL 718 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12893	07/28/2006	DELPHI CORPORATION (05-44481)

LOCAL 718 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12892	07/28/2006	DELPHI CONNECTION SYSTEMS (05-44624)

LOCAL 755 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12477	07/28/2006	DELPHI CONNECTION SYSTEMS (05-44624)

LOCAL 755 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12455	07/28/2006	SPECIALTY ELECTRONICS, INC (05-44539)

LOCAL 755 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12476	07/28/2006	DELPHI CORPORATION (05-44481)

LOCAL 755 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12484	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS LLC (05-44640)

LOCAL 755 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12456	07/28/2006	SPECIALTY ELECTRONICS INTERNATIONAL LTD (05-44536)

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
LOCAL 755 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12467	07/28/2006	DELPHI MECHATRONIC SYSTEMS, INC (05-44567)

LOCAL 801 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12306	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS LLC (05-44640)

LOCAL 801 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12318	07/28/2006	DELPHI CORPORATION (05-44481)

LOCAL 801 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12299	07/28/2006	SPECIALTY ELECTRONICS, INC (05-44539)

LOCAL 801 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12319	07/28/2006	DELPHI CONNECTION SYSTEMS (05-44624)

LOCAL 801 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12298	07/28/2006	SPECIALTY ELECTRONICS INTERNATIONAL LTD (05-44536)

LOCAL 801 IUE CWA AND ITS MEMBERS KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12327	07/28/2006	DELPHI MECHATRONIC SYSTEMS, INC (05-44567)

RETIREES OF DELPHI CORP OR ANY OF IT PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PLACE NEW YORK, NY 10003	12579	07/28/2006	ENVIRONMENTAL CATALYSTS, LLC (05-44503)

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12602	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS THAILAND, INC (05-44586)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12591	07/28/2006	DELPHI LLC (05-44615)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12601	07/28/2006	DELPHI CHINA LLC (05-44577)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12606	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS OVERSEAS CORPORATION (05-44593)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12581	07/28/2006	ASEC MANUFACTURING GENERAL PARTNERSHIP (05-44482)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12586	07/28/2006	DELPHI MEDICAL SYSTEMS TEXAS CORPORATION (05-44511)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12608	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS KOREA, INC (05-44580)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12603	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS TENNESSEE, INC (05-44558)

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12585	07/28/2006	DELPHI NY HOLDING CORPORATION (05-44480)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12582	07/28/2006	DELPHI TECHNOLOGIES, INC (05-44554)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12597	07/28/2006	DELPHI ELECTRONICS (HOLDING) LLC (05-44547)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12587	07/28/2006	DELPHI MEDICAL SYSTEMS CORPORATION (05-44529)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12590	07/28/2006	DELPHI LIQUIDATION HOLDING COMPANY (05-44542)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12594	07/28/2006	DELPHI INTEGRATED SERVICE SOLUTIONS, INC (05-44623)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12593	07/28/2006	DELPHI INTERNATIONAL HOLDINGS CORP (05-44591)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12609	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS INTERNATIONAL, INC (05-44589)

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12607	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS LLC (05-44640)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12605	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS RISK MANAGEMENT CORP (05-44570)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12571	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS HUMAN RESOURCES LLC (05-44639)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12572	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS GLOBAL (HOLDING), INC (05-44636)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12588	07/28/2006	DELPHI MEDICAL SYSTEMS COLORADO CORPORATION (05-44507)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12592	07/28/2006	DELPHI INTERNATIONAL SERVICES INC (05-44583)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12598	07/28/2006	DELPHI DIESEL SYSTEMS CORP (05-44612)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12583	07/28/2006	DELPHI SERVICES HOLDING CORPORATION (05-44633)

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12599	07/28/2006	DELPHI CORPORATION (05-44481)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12610	07/28/2006	DREAL INC (05-44627)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12596	07/28/2006	DELPHI FURUKAWA WIRING SYSTEMS LLC (05-47452)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12578	07/28/2006	SPECIALTY ELECTRONICS INTERNATIONAL LTD (05-44536)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12580	07/28/2006	ASEC SALES GENERAL PARTNERSHIP (05-44484)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12589	07/28/2006	DELPHI MECHATRONIC SYSTEMS, INC (05-44567)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12600	07/28/2006	DELPHI CONNECTION SYSTEMS (05-44624)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12575	07/28/2006	DELCO ELECTRONICS OVERSEAS CORPORATION (05-44610)

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12595	07/28/2006	DELPHI FOREIGN SALES CORPORATION (05-44638)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12584	07/28/2006	DELPHI RECEIVABLES LLC (05-47459)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12577	07/28/2006	SPECIALTY ELECTRONICS, INC (05-44539)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12576	07/28/2006	EXHAUST SYSTEMS CORPORATION (05-44573)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12604	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS SERVICES LLC (05-44632)
RETIREES OF DELPHI CORP OR ANY OF ITS PREDECESSORS ET AL KENNEDY JENNIK & MURRAY PC 113 UNIVERSITY PL NEW YORK, NY 10003	12573	07/28/2006	DELPHI AUTOMOTIVE SYSTEMS (HOLDING), INC (05-44596)

Total:	166